                                                                    EXHIBIT 10.6


                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


         SERIES A PREFERRED STOCK PURCHASE AGREEMENT is made as of May 3, 1988 (this "Agreement"), by and among CYMER LASER TECHNOLOGIES, a California corporation (the "Company"), the persons whose names are set forth on Schedule
1.1 hereto (hereinafter referred to individually as a "Founder", and collectively as the "Founders") and the persons whose names are set forth on
Schedule 1.2 hereto (hereinafter referred to individually as an "Investor", and collectively as the "Investors").

                                    RECITALS

        1. The Company has duly authorized the issuance and sale to the Investors of an aggregate of two million one hundred seven thousand eight hundred eighty two (2,107,882) shares (the "Shares") of the Company's 8% Non-Cumulative Voting Redeemable Convertible Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), with such rights, preferences and limitations as are set forth in the Company's Restated Articles of Incorporation attached hereto as Exhibit A (the "Restated Articles of Incorporation"), including, without limitation, the right to convert each Share into one share of the Company's common stock, $.01 par value per share (the "Common Stock"), or an aggregate of two million one hundred seven thousand eight hundred eighty two (2,107,882) shares of Common Stock, subject to adjustment for any dilution event described in the Restated Articles of Incorporation or similar event (the "Conversion Shares");

        2. The Investors desire to purchase from the Company an aggregate of not less than One Million Two Hundred Fifty Thousand (1,250,000) Shares and not more than an aggregate of two million one hundred seven thousand eight hundred eighty two (2,107,882) Shares, for a per Share purchase price with respect to each Investor as set forth on Schedule 1.2 and upon the terms and conditions set forth below;

        3. The Company has borrowed an aggregate of One Million ($1,000,000) Dollars from Weeden Capital Partners, L.P. ("Weeden") and Ventana Growth Fund II, L.P. ("Ventana") pursuant to Notes Secured By Security Agreements dated October 2, 1987 (as amended pursuant to Amendment Agreements dated October 2,
1987), and February 5, 1988 (herein referred to collectively as the "Loans"), and Weeden and Ventana have each agreed to cancel the indebtedness of the Company under the Loans, including principal

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and interest accrued thereon through and including May 3, 1988, in exchange for Shares upon the terms and conditions herein set forth;

        4. The Company has borrowed an aggregate of Sixty Five Thousand ($65,000) Dollars from Larry and Elizabeth Hyland (the "Hylands") pursuant to Promissory Notes dated March 25, 1987, and October 2, 1987 (herein referred to collectively as the "Hyland Notes"), and the Hylands have agreed to cancel the indebtedness of the Company under the Hyland Notes, including principal and interest accrued thereon through and including May 3, 1988, in exchange for Shares upon the terms and conditions herein set forth; and

        5. The Company has borrowed an aggregate of Twenty Five Thousand ($25,000) Dollars from Utpal and Caroline Sengupta (the "Senguptas") pursuant to a Promissory Note dated July 20, 1987 (herein referred to as the "Sengupta Note"), and the Senguptas have agreed to cancel the indebtedness of the Company under the Sengupta Note, including principal and interest accrued thereon through and including May 3, 1988, in exchange for Shares upon the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the mutual premises and the representations, warranties and covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

               1.       Sale, Purchase and Delivery of Shares.

                        1.1 Agreement to Sell and Purchase Shares. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements contained herein, at the Closing (as defined herein), the Company shall issue, sell and deliver to each Investor, and each Investor, severally and not jointly, shall purchase from the Company, the number of Shares set forth opposite the name of such Investor on
Schedule 1.2 at the price per Share set forth opposite the name of such Investor on Schedule 1.2. The aggregate purchase price of the Shares being purchased by each Investor is set forth opposite the name of such Investor on
Schedule 1.2.

                        1.2 Delivery of Shares. At the Closing, the Company shall deliver to each Investor against receipt of the respective purchase prices therefor one or more certificates bearing the appropriate legend in accordance with Section 4.3


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hereof, evidencing ownership of the number of Shares being purchased hereunder by such Investor in such denominations and registered in such manner, as is indicated on Schedule 1.2.

              1.3 Payment of Purchase Price. Payment of the purchase price for Shares shall be made at the option of each Investor, in cash, by wire transfer or by certified or official bank check payable to the order of the Company; provided, that in the case of Weeden, Ventana, the Hylands and the Senguptas, payment of the purchase price for their Shares shall be made by the surrender of the Company's indebtedness to them under the Loans, the Hyland Notes and the Sengupta Note, respectively. Upon the Closing, the security interests of Weeden and Ventana under the Loans shall terminate.

        2. Closing. Subject to the fulfillment of all of the conditions precedent contained herein, the consummation of the sale and purchase of the Shares contemplated hereby (the "Closing") shall take place at the offices of Wilson, Sonsini, Goodrich & Rosati, Two Palo Alto Square, Suite 900 at 3:00 p.m. California time on May 3, 1988, or at such other place, time or date as the Company and a majority of the Investors shall designate by written notice delivered to the Company not less than five (5) business days prior to the Closing Date. The time and date upon which the Closing occurs is hereinafter referred to as the "Closing Date". All events which shall occur at the Closing shall be deemed to occur simultaneously.

        3. Representations and Warranties of the Company and the Founders. The Company represents and warrants to each of the Investors as follows:

              3.1 Organization and Good Standing; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority and the legal right to transact the business in which it is presently engaged, to own, lease and operate all of the assets and properties owned, leased or operated by it, to enter into and perform this Agreement, and will have at the Closing, all requisite corporate power and authority to sell the Shares and to issue the Conversion Shares and to otherwise perform and comply with all other actions and agreements arising hereunder. The Company does not own or lease any property or engage in any activity in any jurisdiction which might require its qualification to do business as a foreign corporation in any such jurisdiction. The Company has furnished each Investor with true, correct and complete copies (certified by the Secretary or Assistant Secretary of the Company) of its (a) Restated Articles


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of incorporation and (b) By-Laws, and will make available to each Investor (c)
the minute books of the Company (containing records of all meetings and consents in lieu of meetings of its stockholders and the Board of Directors of the Company (the "Board") (and any committees thereof) since the date of its incorporation and (d) the stock transfer books of the Company. Copies of the Restated Articles of Incorporation and By-Laws are attached hereto as Exhibits A and B, respectively.

                      3.2 Subsidiaries. The Company has no subsidiaries and does not own (of record or beneficially) and has made no commitment to purchase any shares or securities of, or otherwise make any investment in, any other corporation, association, partnership or other entity and is not a participant in any joint venture.

                      3.3         Capitalization.

                      (a) Upon the filing of the Restated Articles of Incorporation, the authorized capital stock of the Company will consist of Ten Million (10,000,000) shares of Common Stock, Nine Hundred Forty Thousand (940,000) shares of which are issued and outstanding and Three Million (3,000,000) shares of Series A Preferred Stock, none of which will be issued and outstanding prior to the closing. The ownership of Common Stock is set forth on Schedule 3.3(a) hereof and no other shares of Common Stock are outstanding. All of the outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable. The Company has reserved the following shares of Common Stock for issuance: (i) 450,000 shares of Common Stock upon exercise of options granted or to be granted to the Founders and the Company's employees; (ii) 156,250 shares of Series A Preferred Stock upon exercise of the warrants to purchase shares of Series A Preferred Stock required to be issued to Weeden and Ventana under the Loans (hereinafter referred to as the "Warrants"). A schedule of the holders of options and warrants of the Company is set forth on Schedule 3.3(b) hereof. No other classes of capital stock of the Company are authorized or outstanding.

                          (b)     Except as set forth in this Agreement and on
Schedule 3.3(b), as of the date hereof there are no other outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind to purchase or otherwise to receive from or sell to the Company any of the outstanding, authorized but unissued, unauthorized or treasury shares of the capital stock or any other security of the Company, and there is no security of any kind convertible into such capital stock. The Company has no obligation or agreement under


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any contingency whatsoever to issue any equity, debt or other security, or to pay, perform, guaranty, be responsible for, or satisfy in whole or in part any debt, security, obligation or agreement incurred or made by an individual or entity other than the Company, and the Company has no obligation under any condition or contingency whatsoever to share its income with anyone, or to make, accrue or set aside any payment or amount measured in any way by any part or all of its sales or income. The Company is not indebted to any of the Founders or any of its stockholders or employees in any amount other than for accrued but unpaid compensation.

                 (c) Upon issuance pursuant to this Agreement, the Shares will have the rights and preferences set forth in the Restated Articles of Incorporation and each Share will be, when issued, initially convertible into one Conversion Share, subject to adjustment for any dilution event described in the Restated Articles of Incorporation or similar event. The Shares delivered to the Investors pursuant to this Agreement, upon payment of the respective purchase prices therefor, shall be duly authorized, validly issued, fully paid and non-assessable and the Conversion Shares issuable upon conversion of the Shares have been duly and validly reserved and, upon issuance in accordance with the conversion provisions of the Shares, shall be duly authorized, validly issued, fully paid and non-assessable. Subject to the provisions of applicable federal and state securities laws and compliance with the terms of this Agreement, upon the consummation of the transactions contemplated hereby, the Shares and the Conversion Shares will be freely transferable and free and clear of all lions and encumbrances, other than lions, encumbrances or restrictions on transfer arising hereunder or under agreements entered into or actions taken by the Investors.

                 (d) All of the outstanding shares of Common Stock have been, and all Shares to be issued pursuant to this Agreement and all Conversion Shares to be issued will be, offered, issued and sold in compliance with all federal and state securities laws.

                 3.4      Compliance with Laws.  Except as set forth on
Schedule 3.4(a), the Company is not in violation of (a) any applicable order, judgment, injunction, award or decree, or (b) to the best of the Company's knowledge, any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to the business of the Company except for immaterial and insubstantial violations which could not have a material adverse effect on the business or properties of the Company and would not be in violation of any such law, ordinance,

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regulation or other requirement that has been enacted or adopted but is not yet effective if it were effective. The Company has obtained all licenses, permits, orders and approvals of any federal, state, local or foreign governmental or regulatory body (collectively, "Permits") that are material to or necessary for the conduct of the business of the Company. All of such Permits are in full force and effect, no violations are or have been recorded in respect of any Permit and no proceeding is pending or, to the best of the Company's knowledge, threatened to revoke or limit any such Permit. A list of all Permits is set forth on Schedule 3.4(b).

                 3.5 Validity of Agreement; Binding Effect. To the best of the Company's knowledge and except as set forth on Schedule 3.5 hereto, no approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body is required in connection with the execution and delivery by the Company of this Agreement, the issuance of the Shares or the Conversion Shares and the consummation and performance by the Company of the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the issuance of the Shares and the Conversion Shares and the consummation of the transactions contemplated herein by the Company have been duly authorized by all necessary corporate action on the part of the company, including any action which may have been required to be taken by the Company's stockholders, and this Agreement, when executed, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except insofar as the enforcement hereof may be limited by (a) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally from time to time in effect, (b) equitable principles of general application and (c) limitations of public policy as applied to sections 8.13 and 10 of this Agreement).

                 3.6 No Breach. Except as set forth on Schedule 3.6, the execution and delivery of this Agreement does not and the issuance of the Shares or Conversion Shares and consummation of and compliance with the transactions and agreements contemplated hereby will not conflict with or constitute a violation or breach of (a) the Restated Articles of Incorporation or By-laws of the Company, (b) to the best of the Company's knowledge, any provision of any contract or other instrument to which the Company is a party or by which the Company may be bound or by which the business, assets or properties of the Company may be affected or secured, (c) any order, writ, injunction, award or decree of any court, arbitrator or governmental or regulatory body against or binding upon the Company or upon the securities, properties or business of the

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Company, (d) to the best of the Company's knowledge, any statute, law, rule or regulation (including, without limitation, applicable federal and state securities laws) of any jurisdiction to which the Company is subject or (e) any Permit.

                      3.7 Financial Information. The Company has furnished each of the Investors with (a) true copies of its balance sheet dated as of December 31, 1987, together with statements of operations, stockholders' deficit and changes in financial position of the Company for the year ended December 31, 1987 and cumulative since inception (January 21, 1986) with the related opinion of Deloitte, Haskins & Sells, independent public accountants (collectively, the "Audited Financials"), and (b) an unaudited balance sheet dated as of March 31, 1988 and an unaudited statement of operations for the period then ended (the "Unaudited Financials"; the Audited Financials and the Unaudited Financials are herein referred to collectively as the "Financial Statements"). The Financial Statements are complete and correct, and present fairly the financial position and assets and liabilities of the Company at their respective dates and the results of its operations and changes in financial position for the periods then ended and cumulative since inception; provided, however, that the Unaudited Financials are subject to year-end audit adjustments and do not contain all footnotes required under generally accepted accounting principles. Copies of the Financial Statements are attached hereto as Schedule 3.7.

                      3.8 Absence of Undisclosed Liabilities and Obligations. The Company has no liability or obligation, either accrued, absolute, direct, or to the best of its knowledge, contingent or indirect, or otherwise, whether as principal, agent, partner, coventurer, guarantor or in any capacity whatsoever which are not reflected in the Financial Statements, other than (a) obligations and liabilities incurred in the ordinary course of business that are not individually or in the aggregate material and (b) obligations under contracts made in the ordinary course of business that would not be required to be reflected in the Financial Statements.

                      3.9 Cost Data; Customers. The Company will provide the Investors, if requested, with complete and accurate cost data with respect to each of the products produced or provided by the Company, and all other costs and expenses relating thereto or otherwise to be borne by the Company with respect thereto, and the same will have been calculated in accordance with generally accepted accounting principles applied on a basis consistent with the Financial Statements.


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                      3.10        Absence of Certain Chances.  Except as set
forth on Schedule 3.10, since December 31, 1987, there has not been any event or condition of any character which has either singly or in the aggregate materially adversely affected the Company's business or prospects, including but not limited to:

                      (a) Any change in the condition (financial or otherwise), assets, liabilities or business of the Company from that shown on the Financial Statements;

                      (b) Any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) affecting the business or plans of the Company;

                      (c) Any declaration, setting aside, payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

                      (d) Any waiver by the Company of any rights of value;

                      (e) Any purchase, sale or transfer of any assets or properties of the Company, any satisfaction or cancellation of any mortgage or pledge or any incurring of any debts or claims, or the subjection of any assets or property of the Company to any lien, charge, security interest on other encumbrance or any other transaction entered into by the Company other than in the ordinary course of business;

                      (f) Any increase in the compensation of any of the officers, other employees or agents of the Company, including without limitation, any increase by means of any bonus or pension plan, contract or other commitment; or

                      (g) Any labor trouble, or any event or condition of any character, affecting the business or plans of the Company.

                      3.11 Real Property. Schedule 3.11 sets forth a list and summary description of all evidences of ownership of real property by the Company, all leases, subleases or other agreements under which the Company is lessor or lessee of any real property, and of all options held by the Company to purchase or acquire real property. Such leases, subleases and other agreements and all options are in full force and effect and the Company has not received any notice of any default thereunder. No approval or consent of any person is needed in order that the leases, subleases or other agreements and all options under or pursuant to which the Company is lessor or lessee of any real

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
property continue in full force and affect after the Closing. The leasehold interests of the Company are not subject to any liens or encumbrances and such leasehold interests enjoy a right of quiet possession as against any liens or encumbrances on the properties. The Company is not subject to any contractual obligation to purchase or acquire any interest in real property or to sell or dispose of any interest in real property, and the Company has not granted any options to purchase or acquire any interest in real property, other than as set forth on Schedule 3.11. The Company has good and marketable title to all the real property held by it outright and none of such real property or any of the structures or improvements thereon is in violation of any applicable building, zoning, environmental or other laws, ordinances or regulations. None of such real property has been condemned or is the subject of any eminent domain proceeding and the Company has no grounds to believe that any such condemnation or eminent domain proceeding is threatened or taking place.

                      3.12 Tangible Assets and Equipment. Schedule 3.12 contains a list of all the tangible assets and equipment of the Company that are material to the operation of its business. The Company owns outright and has good and marketable title to all of its tangible assets and equipment including all tangible assets and equipment reflected in the Financial Statements, in each case free and clear of any lien or encumbrance, subject only to liens and encumbrances set forth on Schedule 3.12 and liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on the books of the Company. To the best of the Company's knowledge, each tangible asset and piece of equipment of the Company is in good operating condition, ordinary wear and tear excepted, is being and has been properly serviced and maintained.

                      3.13        Tax Returns and Audits.

                      (a) To the best of the Company's knowledge, (i) the Company has properly completed and filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) in correct form all federal, state and other income, profits, franchise, real property, personal property, sales, use, employment, payroll, excise and other tax returns and reports required to be filed by the company,
(ii) all taxes imposed or which may be imposed or asserted by the U.S. Internal Revenue Service, the State of California, or any other taxing authority, and all deficiencies, assessments, additions to tax, penalties and interest, which are due and payable by the Company through December 31, 1987, or which are attributable to the operations, business, properties or assets of the Company through that date have been paid in full, and (iii) all monies required to be withheld by the Company from

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employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld and either paid to the respective governmental agencies or adequately provided for by reserves on the books of the Company, other than returns and reports, the non-filing of which, deficiencies, assessments, additions to tax, penalties and interest, the non-payment of which, and withholdings, the non-collection or withholding of which would not either singly or in the aggregate have a material adverse effect on the Company.

                      (b) To the best of the Company's knowledge there are (i) no other tax returns or reports which are required to be filed by the Company which have not been so filed and (ii) no unpaid assessments for additional taxes for any fiscal period or any basis therefor. The Company's tax returns have not, to the best of the Company's knowledge, been audited by the U.S. Internal Revenue Service, the State of California or any other taxing authority to which the Company is subject. The Company has not consented to any extensions of time to assess any tax.

                      (c) The Company has successfully revoked its election to be treated as an S corporation and is presently filing tax returns and reports to, and is recognized by, the U.S. Internal Revenue Service, the State of California and all other relevant taxing authorities as a C corporation.

                      3.14 Patents and Trademarks. To the best of the Company's knowledge, it owns or possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, inventions, trademarks, tradenames, servicemarks, copyrights, and other proprietary intellectual property rights (collectively referred to as "Proprietary Rights") (a) necessary for the lawful conduct of its business as now conducted and as proposed to be conducted, and the lack of which would materially and adversely affect its business or properties, and (b) to the best of its knowledge, without any material infringement of or conflict with the rights of others. All of the Proprietary Rights are set forth on Schedule 3.14 hereto and are free and clear of any liens or other encumbrances. Except as set forth on Schedule 3.14, the Company has not granted any licenses to its Proprietary Rights and is not aware of any third parties who are infringing or violating any of same. To the best of the Company's knowledge, there are no disputes nor claims regarding the Proprietary Rights listed on Schedule 3.14 hereto.

                      3.15        Contracts and Other Agreements; Insurance.

                      (a) Schedule 3.15(a) sets forth all of the material contracts and other agreements to which the Company is a party or by or to which the Company or its assets or properties are bound or subject including, without limitation, group life,

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
health and other employee benefit plans or arrangements and each bonus, stock option, deferred compensation, pension, profit sharing or other similar plan or arrangement, to which the Company is a party or pursuant to which it has any obligation or liability. All of such contracts and other agreements are valid, existing, in full force and effect and binding upon the parties thereto in accordance with their terms, and the Company has paid in full or accrued all amounts due thereunder which are required to be accrued in accordance with generally accepted accounting principles and has satisfied in full or provided for all of their current liabilities and obligations thereunder, and are not in default under any of them, nor to the best of the Company's knowledge (i) is any other party to any such contract or other agreement in default thereunder, or (ii) does any condition exist that with notice or lapse of time or both would constitute a default thereunder.
Except as separately identified on Schedule 3.15(a), the Company is not a party to and is not bound by any contract or other agreement that adversely affects its assets, properties, business, operations or condition (financial or otherwise), or that was entered into other than in the ordinary course of its business. No approval or consent of any person is needed in order that the contracts and other agreements set forth on Schedule 3.15(a) or on any other Schedule to this Agreement or the Permits set forth on Schedule 3.4(b) continue in full force and effect after the Closing. The Company has delivered to the Investors or their counsel true and correct copies of all the agreements listed on Schedule 3.15(a).

         (b) Schedule 3.15(b) sets forth the Company's insurance policies currently in force. The Company maintains insurance with reputable insurance companies, on so much of its properties, to such an extent and against such risks, as reasonably prudent persons engaged in similar businesses would customarily insure properties of a similar character.

                 3.16 Employees. (a) To the best of the Company's knowledge, no key employee of the Company is, or is now expected to be in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or to the use of trade secrets or proprietary information of others, and the employment of the Company's employees does not subject the Company or any Investors to any material liability. There is neither pending nor, to the Company's knowledge threatened, any actions, suits, proceedings or claims, or any basis therefor or thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding

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
sentence. Except as set forth on Schedule 3.16(a) the Company is not a party, or subject to, any obligation, liability or commitment with respect to any written employment, compensation, consulting, severance pay or similar agreement and any and all oral employment, compensation, consulting or similar commitments are terminable at will and without notice by the Company and without payment or penalty. The Company is not a party to any collective bargaining or other union contracts and its employees are not represented by any union.

                      (b) Schedule 3.16(b) hereto contains a list of all employees of the Company whose present compensation from the Company exceeds $30,000 per annum, and all relatives of the Founders employed or paid by the Company since the Company's inception, and their remuneration, in each year of employment.

                      3.17 Confidentiality. Each person employed by the Company who has access to any Proprietary Rights or other propriety information of or about the Company has executed and delivered to the Company an Employee Agreement in the form set forth on Schedule 3.17(a) (an "Employee Agreement"). Each person hired by the Company as a consultant who has access to any Proprietary Rights or other proprietary information of or about the Company has executed and delivered to the Company a Nondisclosure Agreement in the form set forth on Schedule 3.17(b) (a "Nondisclosure Agreement").

                      3.18        Litigation. (a) Except as set forth on
Schedule 3.18 there are no legal, administrative or other proceedings, investigations or inquiries, or other asserted claims, judgments, injunctions or restrictions, pending or outstanding or, to the best knowledge of the Company, threatened against the Company, any of its properties or business, or against or involving any of the the Company or the Founders or the officers or directors of the Company, or any action related to this Agreement, the issuance of the Shares or any of the transactions contemplated herein that might if determined adversely to the Company, either singly or in the aggregate, result in any material adverse change in the business, prospects, operations, properties or condition (financial or otherwise) of the company or in any material liability on the part of the Company. To the best of the Company's knowledge, there is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding that would be required to be set forth on Schedule 3.18 if currently pending or threatened. There are no actions, suits or claims or legal, administrative or arbitration proceedings pending or to the best of the Company's knowledge threatened that would give rise to any right of indemnification on the part of any director or officer of the Company or the heirs, executors or administrators of such director of officer against the Company.

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
                      (b) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other law or statute of the U.S. or any other jurisdiction.

                      3.19        Claims of the Company and the Founders.

                      (a) The Founders have no claims presently pending against the Company, including, without limitation, any claim relating to any Proprietary Rights of the Company and to the best knowledge of the Company and the Founders, there are no circumstances existing which would give rise to a claim by the Founders against the Company.

                      (b) The Company has no claims presently pending against the Founders or any of them including, without limitation, any claim relating to any Proprietary Rights of the Company and to the best knowledge of the Company and the Founders, there are no circumstances existing which would give rise to a claim by the Company against the Founders.

                      3.20 No Change of Control Provisions. The Company is not a party to any agreement or contract which would require the making of any payment to any Founder, employee, officer or director of the Company or to any other person upon consummation of the transactions contemplated herein.

                      3.21 No Prohibition Against Merger. The Company is not a party to any agreement, contract or restriction which would prevent the merger of the Company into any other company and any such merger would not constitute a default under any such agreement, contract or restriction.

                      3.22 ERISA. No employee pension benefit plan, within the meaning of Section 3(a) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), is currently maintained or sponsored by the Company and the Company does not contribute to, and is not obligated to contribute to, and none of the employees of the Company is a participant in, any multiemployer plan within the meaning of Section 400(a) of ERISA.

                3.23    Environmental Compliance Matters. Except as set forth on
Schedule 3.23:

                (a) There is no soil or ground water contamination by any "Hazardous Material" for which the Company is or may be liable. "Hazardous Material" shall mean any flammables, asbestos, explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including without limitation any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal, state or local laws, rules, regulations or orders or which federal, state or local laws, rules, regulations or orders have designated as potentially dangerous to public health and/or safety when present in the environment;

                (b) No "Hazardous Material" has been stored and the Company will not store any Hazardous Material; and

                (c) There are no (i) enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company pursuant to any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Material, (ii) claims made or threatened by any third party against the Company with respect to or because of its property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Material or (iii) conditions on any of the properties of the Company that could cause such properties or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of any of such properties under any Hazardous Material law.

                3.24 Use of Proceeds. The net proceeds to be paid to the Company at the Closing are to be used for working capital including for employee compensation and benefits, materials and miscellaneous expenses associated with developing products, lease payments, capital expenditures and marketing expenses.

                3.25 Registration Rights. Except as provided for in this Agreement and the Warrants, the Company is not under any obligation to register under the Securities Act of 1933, as amended (the "Act"), any of its currently outstanding securities or any of its securities which may hereafter be issued.

                3.26     Escrowed Certificates of Founder Common
Stock. The certificates for all shares of Common Stock held by the Founders have been delivered to Wilson, Sonsini, Goodrich &

Rosati, counsel to the Company, in the form required by, and in accordance with the terms of, the Common Stock Restriction Agreements executed by and between the Company and each of the Founders (the "Restriction Agreements"), copies of which have been provided to the Investors on Schedule 3.15(a).

                        3.27    Other Adverse Information; Disclosure.

                        (a) Except as set forth in this Agreement or in the Financial Statements, certificates, exhibits, schedules or other documents delivered pursuant hereto (the "Information"), the Company does not have knowledge of any information of a materially adverse nature with respect to the business, prospects, operations, properties or condition (financial or otherwise) of the Company including, without limitation, plans or announcements by any person or firm to compete with the Company in any area in which such person or firm does not presently compete with the Company.

                        (b) All Information delivered by or on behalf of the Company in connection with this Agreement and the transactions contemplated hereby are true, complete and authentic. No representation or warranty by the Company contained in this Agreement, and no other Information furnished or to be furnished by or on behalf of the Company pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any representation or warranty of the Company or the Information not false or misleading.

                        3.28    Representations and Warranties of the Founders.

                        (a) Each of the Founders (other than Donald G. Larson), jointly and severally, makes the representations and warranties set forth in Sections 3.19, 3.25 and 3.26 to each of the Investors to the same extent made by the Company; provided, that a representation or warranty made to the best of the Company's knowledge shall be deemed made to the best of the Founder's knowledge. Each of the Founders (other than Donald G. Larson), jointly and severally, represents and warrants to each of the Investors that they have transferred to the Company all of their rights with respect to any of the Company's Proprietary Rights and they hereby relinquish all claims to and agree that they shall have no rights, including without limitation, any rights to any payments, other than their rights as stockholders of the Company, with respect to any Proprietary Rights.

                        (b) With respect to all of the representations and warranties made by the Company not set forth specifically in subsection (a) above (the "Residual Representations"), each of the Founders (other than Donald G. Larson), jointly and severally, represents and warrants to each of the Investors that, to the best of his knowledge, none of the Residual Representations contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the Residual Representations not false or misleading.

                        (c) Each of the Founders, severally and not joint-ly, represents and warrants to each of the Investors that (i) neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with, the terms, conditions or provisions hereunder will conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, or result in any violation of, any material contract or other instrument to which such Founder is a party, and which conflict, breach, default or violation would have a material and adverse impact on the Company,
(ii) there is no litigation, proceeding or governmental investigation pending, or to the best of such Founder's knowledge, threatened against such Founder, which litigation, proceeding or investigation could materially adversely affect the Company, and (iii) this Agreement when executed by such Founder will constitute the legal, valid and binding obligation of such Founder, enforceable against the Founder in accordance with its terms (except insofar as enforcement thereof may be limited by (A) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors rights generally from time to time in effect, (B) equitable principles of general application and (C) limitations of public policy as applied to Section 10 of this Agreement.

                        (d) The representations of the Founders contained in this Section 3.28 are herein referred to individually as a "Founder Representation" and collectively as the "Founder Representations"; provided, however, that with respect to Donald G. Larson, such terms shall refer only to the representations made by him in Section 3.28(c). None of the Founder Representations contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the Founder Representations not false or misleading.

         4. Representations and Warranties of the Investors. Each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

                 4.1 Organization and Standing. If the Investor is a corporation, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation poration. If the Investor is a partnership, it is validly existing and in good standing under the laws of the jurisdiction of its organization.

                      4.2. Authorization and Approval of and Ability to Carry Out This Agreement. The Investor has duly authorized the execution and delivery of this Agreement and the transactions contemplated hereby. The Investor, if a corporation, has all requisite corporate power and authority (and, if a partnership, is permitted under its partnership agreement) to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of the Investor, to the extent provided for herein, enforceable in accordance with its terms (except insofar as the enforcement hereof may be limited by (a) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally from time to time in effect, (b) by equitable principles of general application, and (c) limitations of public policy as applied to Sections 8.13 and 10 of this Agreement).

                      4.3. Investment Representation. The Investor (and the representation made under this Section 4.3 is made to each other Investor as well) is purchasing the Shares (including, for purposes hereof, the Conversion Shares) for its own account without a view to any distribution thereof in violation of the Act, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. The Investor represents that it (a) is an "Accredited Investor" as that term is defined under Rule 502 under the Act, (b) is experienced in evaluating and making investments of the type contemplated by this Agreement and (c) is financially able to bear the risks of the investment. The Investor acknowledges that the Company is issuing and selling the Shares in reliance upon the exemption from registration provided in Section 4(2) of the Act and is relying upon these representations, and agrees that the Shares may only be transferred if registered under the Act or pursuant to an exemption from such registration requirements. The Investor understands that Rule 144 promulgated under the Act is not presently available with respect to the Shares or Conversion Shares, and that absent registration of the Shares or Conversion Shares under the Act, compliance with an applicable exemption under the Act is required for a sale or other disposition of the Shares or Conversion Shares. The Investor agrees that the following legend may be placed on any certificates evidencing its Shares or Conversion Shares and any other securities issued in respect of Shares or Conversion Shares, upon any dilution event described in the Restated Articles of Incorporation or similar event:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be pledged or hypothecated, and may not be sold or transferred except in compliance with the registration requirements of the Securities Act of 1933, or upon delivery to Cymer Laser Technologies of an opinion of counsel to the shareholder, in form and substance satisfactory to said corporation and its counsel, that registration under such Act is not required."

The Investor understands that, so long as the legend remains on the certificates representing the Shares or Conversion Shares, the Company may maintain appropriate "stop transfer" orders with respect to the Shares or Conversion Shares on its books and records and with its registrar and transfer agent. Notwithstanding the foregoing, such Investor shall be entitled to replacement certificates without such legend if permitted under Rule 144 or upon presentation by such Investor to the Company of a favorable written opinion of counsel reasonably satisfactory in form and substance to the Company and its counsel that the removal of such legend is not in violation of either the Act and the rules and regulations thereunder or applicable provisions of state securities law.

              5. Investor Access Prior to Closing. The Investors and their authorized agents, officers and representatives shall be granted full access to the books, documents and records, including income tax returns of the Company, to conduct such examinations and investigations thereof as they deem necessary from the date hereof to the Closing Date; provided, such examinations shall be conducted during the usual business hours of the Company. The officers and employees of the Company will be available for consultation and discussion with the Investors, its authorized agents, officers and representatives, during usual business hours. All information, except trade secrets and that which relates to Proprietary Rights, must be identified as confidential in order to be considered "Confidential Information" hereunder. All trade secrets and Proprietary Rights and information relating thereto shall be deemed "Confidential Information" whether or not designated as such. All Confidential Information obtained by any Investor shall remain confidential and shall not be disclosed to anyone other than persons with whom such Investors consult in the ordinary course of evaluating transactions of the nature of those set forth herein, except (a) to the extent that disclosure is required pursuant to any applicable law, regulation, judicial process or order, (b) when the information has been discovered or developed by the Investor independently of the Company and such discovery or development has previously been documented in writing, which documentation shall be provided to the Company upon request, or (c) when the information is in the public domain at the time of disclosure, as evidenced by an article or other writing with a publication date prior to the date on which such Confidential Information was disclosed to the Investor.

              6. Affirmative Covenants. Except as hereinafter provided, the Company hereby covenants that from and after the date of this Agreement and so long as the Investors or any of them hold beneficially or of record any of the Shares or Conversion Shares:

                      6.1 Corporate Existence. The Company will maintain its corporate existence and make reasonable efforts to comply with all laws, government regulations, rules and ordinances and judicial orders, judgments and decrees applicable and material to the Company, its business and properties.

                      6.2 Taxes and Liens. The Company will (a) punctually pay and discharge or cause to be paid and discharged before the same shall become delinquent (i) all taxes, assessments and governmental charges lawfully imposed upon the company, or any of its property, or upon the income and profits thereof, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might be a lien upon the property of the Company,
(b) withhold all monies required to be withheld by the Company from employees for income taxes, Social Security and unemployment insurance taxes and (c) complete and file, on a timely basis, all tax returns and reports required to be filed by it (including, without limitation, returns and reports of the type set forth in Section 3.13(a)(i)).

                      6.3 Maintain Property. The Company will cause all material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs as in the judgment of the Company may be necessary so that business carried on in connection therewith may be properly and advantageously conducted.

                      6.4 Financial Statements and Reports. (a) The Company will keep adequate and accurate books of account and will prepare the financial statements referred to herein, in accordance with generally accepted accounting principles, consistently applied.

                      (b) Until the Initial Public offering (as herein defined), the Company shall furnish to each holder of at least 210,788 Shares and/or Conversion Shares (appropriately adjusted for any dilution event described in the Restated Articles of Incorporation or other similar event) (a "Significant Holder"):

                      (i) As soon as practicable (and in any event at least thirty (30) days) prior to the beginning of each fiscal year, an annual projected budget for the following fiscal year, and an annual operating plan and strategic plan (collectively, the "Plan") as approved by the Board.

                      (ii) As soon as practicable (and in any event within thirty (30) days) after the end of each month, a reasonably detailed statement of revenues, costs, expenses, orders received, backlog, shipments, commitments and contingencies (including the commencement of any material litigation by or against the Company), incurred during the month and a comparison of such statements with the Company's projections as set forth in the Plan, certified by the Company's Chief Financial Officer to present fairly the data reflected thereon.

                      (c) Until the Initial Public Offering, the Company shall furnish to each holder of Shares or Conversion Shares as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year of the Company, an audited balance sheet of the Company as of the end of the year and the related statement of operations, retained earnings or deficit and changes in financial position of the Company as of the end of the year setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by an audit report and opinion in respect of such financial statement (consolidated if applicable) of the independent certified public accountants selected by the Company (which shall be a "Big Eight" firm of accountants), and such report and opinion shall be unqualified as to the scope of the audit.

                      6.5 Confidentiality. The Company shall, after the date hereof, cause each person employed by, or retained as a consultant to, the Company who has access to any Proprietary Rights or other proprietary information of or about the Company to execute an Employee Agreement, in the case of an employee, and a Nondisclosure Agreement, in the case of a consultant.

                      6.6 Conversion Shares. The Company shall reserve and keep available from its authorized shares of Common Stock, solely for the purpose of issuance upon conversion of the Shares, such number of Conversion Shares as shall then be issuable upon the conversion of all of the Shares, taking into account any anti-dilution rights of the holders thereof.

                      6.7 Access to Books and Records. Until the Initial Public offering, each significant Holder and its agents shall (a) have access upon reasonable notice to the Company, during usual business hours, and as often as may reasonably be desired, to the accounts, books and records of the Company shall be entitled to examine, make copies and extract therefrom, and from any other items, such information relating to the Company as each such Investor shall reasonably specify and (b) be permitted, upon reasonable notice to the Company to visit and inspect any of the properties of the Company; provided, however, that all Confidential Information obtained by any Significant Holder shall remain confidential and shall not be disclosed to anyone other than persons with whom such Significant Holders consult in the ordinary course of evaluating transactions of the nature of those set forth herein except (a) to the extent that disclosure is required pursuant to any applicable law, regulation, judicial process or order, (b) when the information has been discovered or developed by the Investor independently of the Company and such discovery or development has previously been documented in writing, which documentation shall be provided to the Company upon request, or (c) when the information is in the public domain at the time of disclosure, as evidenced by an article or other writing with a publication date prior to the date on which such Confidential Information was disclosed to the Investor.

                      6.8         Right of First Offer.

                      (a) The Company hereby grants to the Significant Holders the right of first offer to purchase, pro-rata, all (or any part) of New Securities (as defined in this Section 6.8) which the Company may, from time to time, propose to sell and issue. A Significant Holder's pro-rata portion, for purposes of this Agreement, is the ratio of the number of the Shares and/or Conversion Shares held by such Significant Holder at the time that the rights of Significant Holders set forth in this Section 6.8 and in Sections 6.9, 7.1 and 7.2, to the total number of Shares and Conversion Shares of the Company issued and outstanding at such time. Each Significant Holder shall have a right of over-allotment such that if any Significant Holder fails to exercise his right hereunder to purchase his pro-rata portion of New Securities, the other Significant Holders may purchase the non-purchasing Significant Holder's portion on a pro-rata basis within five (5) days from the date it receives notice from the Company that a non-purchasing Significant Holder has failed to exercise its right hereunder to purchase its pro-rata share of New Securities. This right of first offer shall be subject to the following provisions:

                      (b) "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the right of first offer shall apply at the time of issuance of the right, warrant or option and not to the exercise thereof; provided, further, that the term "New Securities" does not include: (i) the Shares or Conversion Shares; (ii) shares of Series A Preferred Stock issued pursuant to the Warrants (or such securities as may be substituted for the Series A Preferred Stock pursuant to the terms of the Warrants); (iii) securities offered to the public pursuant to a registration statement filed pursuant to the Act; (iv) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company owns not less than 51% of the voting power of such corporation; (v) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features, including warrants, options or other rights to purchase capital stock, and are not convertible into capital stock of the Company; (vi) 450,000 shares of Common Stock reserved for issuance to Founders or employees pursuant to the exercise of options granted or to be granted; or
(vii) warrants issued in connection with the leasing of equipment by the Company which have been approved by the Board with the representatives of the Significant Holders voting in favor of such issuance.

                      (c) In the event the Company proposes to issue New Securities, it shall give each Significant Holder written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Significant Holder shall have ten (10) days from the date of receipt of any such notice to agree to purchase the Significant Holder's pro-rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                      (d) In the event the Significant Holders fail to exercise the right of first offer with respect to all of the New Securities proposed to be sold by the Company within said ten-day period and after the expiration of the five (5) day period for the exercise of the over-allotment provisions of this Section 6.8, the Company shall have 120 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 120 days from the date of said agreement), to sell the New Securities respecting which the Significant Holder's options were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold within said 120-day period or entered into an agreement to sell the New Securities within said 120-day period (or sold and issued New Securities in accordance with the foregoing within 120 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Significant Holders in the manner provided above.

                      (e)         The right of first offer set forth in this
Section 6.8 is nonassignable, except that such right is assignable (i) by each Significant Holder to any Person (as herein defined) controlling, controlled by or under common control with such Significant Holder and (ii) between and among any of the Significant Holders, and (iii) upon the death of a Significant Holder, such right shall pass to the beneficiaries under the deceased Significant Holder's last will and testament or to the distributees of the deceased Significant Holder's estate.

                      6.9 Right of First Refusal And/Or Repurchase Agreement. It shall be a condition to any issuance of shares of Common Stock (other than Conversion Shares) including, without limitation, Common Stock to Founders, officers or employees of the Company pursuant to an employee stock purchase, stock option or other benefit or incentive plan established by the Company, that the Company will cause the person to whom the Common Stock is to be issued to execute and deliver to the Company an appropriate right of first refusal agreement and/or a repurchase agreement (in the event that the shares of Common Stock being issued are subject to absolute prohibitions on transfer that lapse over time) in a form approved by the Board which shall provide, among other things, that the Significant Holders shall have the right to exercise the Company's rights thereunder in the event the Company shall fail to do so.

                      6.10 Insurance. The Company will insure and keep insured, with reputable insurance companies, so much of its properties, to such an extent and against such risks, as reasonably prudent persons engaged in similar businesses would customarily insure properties of a similar character or as otherwise approved by its Board.

                      6.11 Notice of Record Dates. (a) In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each holder of Shares, at least ten (10) days prior to such record date, specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                      (b) In the event of (i) any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, (ii) the conveyance or transfer of all, or substantially all, of the properties and assets of the Company, (iii) any capital reorganization or any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Shares, at least ten days prior to the applicable record date, a notice specifying the date on which any such record is to be taken for the purpose of such transaction.

                      6.12 Employee Stock Purchase Agreement. The Company will not issue any of its capital stock, or grant an option to purchase any of its capital stock, to any Founder, employee, or officer of the Company (other than any options or grants already made to any Founders or employees of the Company) except pursuant to a plan adopted by the Board, with the representatives of the Investors on the Board having voted in favor thereof.

                      6.13 State Securities Law Filings. The Company shall make any and all filings necessary (whether before or after the Closing) in connection with the offer, issuance and sale of the Shares and the issuance of the Conversion Shares under the securities or blue sky laws of New York, California and any other jurisdiction in which such filing is required by law.

                      6.14 Lapse of Covenants. Except as otherwise specifically provided in this Section 6, the covenants contained herein shall lapse and be of no further force and effect upon the consummation by the Company of an Initial Public Offering. "Initial Public Offering" for purposes of this Agreement, shall be defined as the receipt by the Company of the proceeds of a bona fide firm commitment underwritten public offering registered under the Act, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan and at a price of not less than $5.00 per share of Common Stock (as equitably adjusted for any dilutive event set forth in the Restated Articles of Incorporation or other similar event) and net proceeds to the Company of not less than $5,000,000.

                      7.          Further Agreements.

                                  7.1         Right of First Refusal and
Repurchase with Respect To Founder Stock. In connection with the exercise of the Incentive Stock Options granted to each of the Founders and to certain of the Company's employees (the "Optionees") each of the Founders and the Optionees is required to execute a Restricted Stock Purchase Agreement (the "Restricted Stock Purchase Agreements"), a copy of which has been provided to the Investors on Schedule 3.15 (a). Pursuant to the Restricted Stock Purchase Agreements and the Restriction Agreements, the Company has the right of first refusal in connection with the sale by the Founders and the Optionees of any vested shares of Common Stock and the right to repurchase any unvested shares of Common Stock. Pursuant to the assignment provisions contained in the Restriction Agreements and the Restricted Stock Purchase Agreements, the Company hereby agrees that if on any occasion it elects not to exercise any of its rights of first refusal or repurchase under the Restriction Agreements or the Restricted Stock Purchase Agreements or to exercise such rights only with respect to a portion of the shares to which they are applicable, that it shall so notify the Significant Holders in writing (the "Company Notice") within ten (10) days of all of the details of the notice or event which triggered the Company's right of first refusal or repurchase and the Significant Holders shall thereafter have all of the rights of the Company to exercise on a pro-rata basis the rights of first refusal and repurchase granted thereunder to the Company with respect to all of the shares of Common Stock to which the Company's rights apply or with respect to that portion of the shares of Common Stock that the Company has elected not to purchase on the same terms granted to the Company pursuant to the Restriction Agreements or Restricted Stock Purchase Agreements, as applicable. Each Significant Holder shall deliver a notice to the Company stating the number of shares of Common Stock which the Significant Holder desires to purchase pursuant to this Section 7.1 or to sell pursuant to Section 7.2 within ten (10) days of its receipt of the Company Notice. The Company shall notify the Significant Holders (the "Non-Exercise Notice") of any Significant Holder's election not to exercise, or to exercise only in part, its rights under Sections 7.1 or 7.2 and each Significant Holder shall have a right of over-allotment to purchase the non-exercising Significant Holder's portion on a pro-rata basis within five (5) days from the date it receives the Non-Exercise Notice. Notwithstanding anything to the contrary contained in the Restriction Agreements or in the Restricted Stock Purchase Agreements, the notice provisions and time periods set forth in Sections 7.1 and 7.2 shall control in the event the Company assigns its rights under the Restriction Agreements or Restricted Stock Purchase Agreements to the Significant Holders.

                      7.2         Co-Sale Agreement on Sale of Founder Stock.
Notwithstanding anything to the contrary contained in the Restriction Agreements or in the Restricted Stock Purchase Agreements, in the event the Company does not elect to purchase any or all of a Founder's shares of Common Stock subject to the rights of first refusal set forth in the Restriction Agreements and in the Restricted Stock Purchase Agreements apply, and in the event the Significant Holders do not elect to purchase any or all shares of Common Stock subject to their rights of first refusal as set forth in Section
7.1 above, then, with respect to any shares of a Founder's Common Stock not purchased by the Significant Holders the Founder hereby grants to the Significant Holders the right to participate, pro rata, in the sale of 50% of such shares in accordance with the following provisions of this Section 7.2:

                      (a) Each Significant Holder may elect to participate, pro rata, in the proposed sale of shares of Common Stock which the selling Founder desires to sell on the same terms as set forth in the Founder's notice of sale which triggered the right of first refusal, upon delivery of notice of election to the selling Founder within the time prescribed for exercising the Significant Holder's right of first refusal with respect to the selling Founder's shares of Common Stock.

                      (b) In the event all of the Significant Holders fail to exercise the right of co-sale within the time period allotted therefor, the selling Founder shall have the right to sell the shares of Common Stock which were subject to the right of co-sale on the same terms as those set forth in the notice triggering the right of first refusal; provided, however, that the sale is consummated within the period of time provided for in the Restriction Agreements or the Restricted Stock Purchase Agreements, as applicable.

                      (c) In the event any or all of the Significant Holders elect to exercise their rights of co-sale in a manner consistent with
Section 7.2(a), the selling Founder agrees to reduce the number of shares of Common Stock to be sold by him, and to sell, for the account of the selling Significant Holders that amount of Common Stock tendered for sale by the Significant Holders. Each Significant Holder shall have a right of overallotment such that if any Significant Holder fails to exercise his rights hereunder, the other Significant Holders may sell on a pro-rata basis an amount of Shares equal to the number of Shares which the non-exercisinq Significant Holder would have been permitted to sell. In no event shall the total number of shares of Common Stock sold by the Significant Holders pursuant to their right of co-sale exceed fifty percent (50%) of the total number of shares of Common Stock actually being sold by the selling Founder, other than to Significant Holders pursuant to Section 7.1, in any given sales transaction.

                      7.3 Board Representation. The Founders and Investors agree to vote their Shares and Conversion Shares in such a manner as to maintain the Board at five (5) members and to vote all of their Shares and Conversion Shares in favor of the election to the Board of (a) two (2) members to be selected by the Founders and (b) one (1) member to be selected by each of Weeden, Ventana and Interven II, L.P. The Board shall, immediately after the Closing, be comprised of the following people: Robert P. Akins, Richard P. Abraham, Duwaine Townsen, Kenneth M. Deemer and one member remaining to be named by the Founders. Allsop Venture Partners is hereby granted the right to have a representative of Allsop present at all meetings of the Board as a non-voting observer and notice of all meetings of the Board shall be given to Allsop at the time notice is given to the members of the Board.

                      8. Restrictions on Transferability of Shares; Compliance with the Act.

                      8.1 Restrictions on Transferability. The Shares and the Conversion Shares shall not be sold, assigned, transferred or pledged, except upon the conditions specified in this Section 8, which conditions are intended to insure compliance with the provisions of the Act and in the case of Conversion Shares being sold pursuant to a Registration Statement, to assist in an orderly distribution. Each Investor will cause any proposed purchaser, assignee, transferee or pledgee of Shares or Conversion Shares held by that Investor to agree to take and hold those Shares or Conversion Shares subject to the provisions and upon the conditions specified in this Section 8.

                      8.2 Certain Definitions. As used in this Section 10, the following terms shall have the following respective meanings:

                      "Commission" shall mean the Securities and Exchange commission or any other federal agency at the time administering the Act.

                      "Holder" shall mean any holder of Registrable Securities (including any Transferee (as herein defined)) which have not been sold to the public.

                      "Initiating Holders" shall mean any Holders who in the aggregate hold 50% or more of the outstanding Registrable Securities.

                      The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                      "Registrable Securities" shall mean (a) the Conversion Shares (whether issued or issuable), (b) any Common Stock or other securities of the Company issued or issuable in respect of the Conversion Shares (or any other securities of the Company issued in respect of the Shares) on account of any stock split, reverse stock split, stock dividend, dilution event described in the Restated Articles of Incorporation or other similar event, (c) any Common Stock issuable upon conversion of the Series A Preferred Stock received upon exercise of the Warrants, and (d) any Shares or Conversion shares or Common Stock acquired pursuant to the right of first offer set forth in Section
6.8 or the Right of first refusal and repurchase with respect to Founder Stock set forth in Section 7.1 or pursuant to any right to purchase stock from any employee pursuant to an agreement provided for by Section 6.9; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (i) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirement of the Act under
Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of each sale.

                      "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 8.4, 8.5 and 8.6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                      "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 4.3 hereof.

                      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder.

                      8.3 Notice of Proposed Transfers. The transferee of each certificate representing Restricted Securities (a "Transferee") by acceptance thereof agrees to comply in all respects with the provisions of this Agreement and shall have all the rights of an Investor hereunder with respect to the Restricted Shares. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than under circumstances described in Sections 8.4, 8.5 and 8.6 hereof), the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed sale, assignment, transfer or pledge, in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (a) a favorable written opinion of counsel reasonably satisfactory in form and substance to the Company and its counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act, or
(b) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding the foregoing, Holders of Restricted Securities and their transferees shall be permitted to transfer such Restricted Securities without complying with the provision of this Section to (a) any Person controlling, controlled by or under common control with such Holder or (b) to any other Holder of Restricted Securities. Each certificate evidencing the Restricted Securities transferred as above provided shall, subject to the provisions of Section 4.3, bear the appropriate restrictive legend set forth therein.

                      8.4         Demand Registration Rights.

                      (a) On two occasions, upon the demand, in writing, of Initiating Holders that the Company effect a registration with respect to all or any part of the Registrable Securities, the Company shall give written notice of such demand within ten (10) days to all other Holders. The notice shall advise such Holders of their right to participate in such demand registration, which right may be exercised by each such Holder giving written notice to the Company of its intention to so participate within twenty (20) days of receipt of such notice from the Company. The Company will thereafter use its best efforts to prepare, file and process to effectiveness a registration statement and any amendments or supplements required to be filed to insure that such registration statement remains effective under the Act, to permit the Holders or any of them, or an underwriter on behalf of any of them, to offer and sell to the public the number of Registrable Securities for which demand registration rights are exercised hereunder. The Company shall file the aforesaid registration statement as soon as reasonably practicable, and in any event, within sixty (60) days following receipt of such written request. The Company shall use its best efforts to cause such registration statement to become and remain effective until the earlier of the sale of all of the Registrable Securities included in the registration statement or one hundred twenty (120) days from the effective date thereof.

                      (b) Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Securities pursuant to this
Section 8.4 (i) during any period within six (6) months following a prior primary or secondary public offering of the Company's Common Stock, including any registration of the Registrable Securities but excluding a "shelf" or continuing registration, (ii) during any period in which the Company has commenced preparation of a registration statement of securities and pursuant to which it has notified the Holders of their "piggy-back" registration rights pursuant to Section 8.4 hereof, (iii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, (iv) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration to be filed in the near future, then the Company's obligation to use its best efforts to register under this Section 8.4 shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such Registration Statement by Initiating Holders; provided, however, that the Company shall not exercise the right to defer registration granted by this subsection (iv) more than once in any twelve month period.

                      (c) The right of any Holder to registration pursuant to Section 8.4 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this

Section 8.4 and the inclusion of such Holder's registrable securities in the underwriting to the extent requested and to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such an underwriting) enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriters shall be reasonably acceptable to the Company). The Holders agree to be bound by the provisions of Section 8.9 herein regarding cutbacks. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such persons may elect to withdraw therefrom by written notice to the Company, the Managing Underwriter and the Holders participating in the registration.
The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such registrable securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

                      8.5         Piggy-Back Registration Rights.

                      (a) On each occasion, if any, following the date hereof that the Company contemplates filing with the Commission a registration statement under the Act relating in whole or in part to the primary offer and sale of shares of its Common Stock, other than a registration statement which exclusively relates to the registration of securities under (i) an employee stock option, bonus or other compensation plan, or (ii) a registration relating solely to a transaction under Rule 145 promulgated by the Commission, the Company shall so notify the Holders in writing of its intention to do so at least thirty (30) days prior to the filing of each such registration statement. Each Holder who gives written notice to the Company, within twenty (20) days of receipt of such notice from the Company, of such Holder's desire to have any of its Registrable Securities included in such registration statement, may, subject to the provisions of this Section 8.5, have its Registrable Securities so included. The Company shall file any required amendments of or supplements to any registration statement filed pursuant to this Section 8.5 and otherwise use its beat efforts to insure that such registration statement remains in effect under the Act until the earlier of the sale of all of the Registrable Securities included in the registration or the expiration of one hundred twenty
(120) days from the effective date thereof.

                      (b) If the registration of which the Company gives notices is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 8.5(a). In such event the right of any Holder to registration pursuant to Section 8.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the Holders who have demanded such registration). The Holders agree to be bound by the terms and conditions of Section 8.9 hereof regarding cutbacks.

                      (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 8.5 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

                      8.6 Registration on Form S-3. (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the rights contained in Sections 8.4 and 8.5, the Holders of Registrable Securities shall have the right to demand that the Company promptly use its best efforts to effect one registration per annum on Form S-3, provided, such request shall be made by Holders of at least 25% of the outstanding Registrable Securities and with respect to an amount of Registrable Securities which have a reasonably anticipated aggregate price to the public of not less than $500,000.

                      (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 8.6 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, (ii) during the period starting with the date sixty
(60) days prior to the filing of and, ending on a date six (6) months following the effective date of a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, and offered solely to employees, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, or
(iii) if the Company shall furnish to Holder a certificate signed by the President of the

Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its beat efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by the Holders; provided, however, that the Company shall not exercise the right to defer registration granted by this subsection (iii) more than once in any twelve month period.

                      8.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                      (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after 90 days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

                      (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") at any time after is has become subject to such reporting requirements; and

                      (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                      8.8 Expenses of Registration. Subject to any Blue Sky requirements with respect to the allocation of expenses, all Registration Expenses incurred in connection with registration statements under
Section 8.5 and the first two registration statements filed by the Company pursuant to Sections 8.4 and 8.6, shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the Registrable Securities so registered pro rata on the basis of the number of their shares of Registrable Securities so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders (unless in response to a material adverse change in the Company), the registration statement does not become effective, in which case the Holders requesting registration shall bear such Registration Expenses pro-rata on the basis of the number of their shares of Registrable Securities so included in the registration request; provided, further, that such registration shall not be counted as a registration pursuant to Section 8.4, 8.5 or 8.6.

                      8.9 Cutbacks. In the event the underwriter for a registration statement filed pursuant to Sections 8.4, 8.5 or 8.6 advises the Company in writing that the number of Registrable Securities proposed to be sold in any such offering or sale is greater than the number of shares which the underwriter believes feasible to sell at that time at the price and upon the terms approved by or on behalf of the Company with respect to a registration statement filed under Section 8.5 or on behalf of the Holders holding a majority of the Registrable Securities to be included in such registration statement with respect to a registration statement to be filed under Section 8.4 or 8.6, then the number of Registrable Securities which the underwriter believes may be sold shall (a) in the case of a registration statement filed under Section 8.5, first be allocated to the Company and the remaining Registrable Securities shall be allocated among the Holders in proportion to the Registrable Securities each first proposed for inclusion in the registration statement and (b) in the case of a registration statement filed under Sections 8.4 or 8.6, be allocated to the Holders in proportion to the number of Registrable Securities each first proposed for inclusion in the registration statement.

                      8.10 Additional Covenants Concerning Sale of Shares. In connection with any registration statement referred to in Section 8 of this Agreement, the Company shall furnish to each Holder whose shares of Registrable Securities are included therein (or to any broker or other person at its request) a reasonable number of copies of such registration statement, each amendment and supplement thereto and each document included therein, such number of copies of the then current prospectus included therein as they may from time to time reasonably request, and a copy of the opinion of counsel to the Company and a copy of the Company's accountants' "cold comfort letter" which are delivered to the underwriter, if such counsel or accountants, as the case may be, so consent.

                      8.11 Blue Sky Provisions. Except in those jurisdictions in which the Company would be required to execute a general consent to service of process, the Company, at its expense, shall endeavor to cause any of the Registrable Securities included in a registration statement referred to herein to be qualified under the laws of such number of jurisdictions as the Holders, or the managing underwriter named herein, may reasonably designate, and the Company will continue such qualification in effect so long as may be necessary to comply with all applicable laws regulating sales of securities.

                      8.12 Advising the Holders. In connection with any registration statement referred to in Section 8 hereof, the Company will promptly advise each Holder whose Registrable Securities are included therein, and confirm such advice in writing (a) when the registration statement has become effective, (b) upon the filing of any amendment or supplement to the registration statement, (c) when any post-effective amendment to the registration statement becomes effective, and (d) of any request by the Commission for any amendment or supplement to the registration statement or prospectus or for additional information. If at any time the Commission should institute or threaten to institute any proceeding for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the registration statement, the Company will promptly notify the Holders whose Registrable Securities are included in such registration statement, and will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible; and the Company will advise the Holders promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any shares of Common Stock for sale in any jurisdiction.

                      8.13        Indemnification

                      (a) With respect to the registration rights described in Section 8 hereof, the Company hereby agrees to indemnify, hold harmless and defend, each Holder and each Person who controls, is controlled by or under common control of any such Holder within the meaning of the Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable legal and other expenses incurred in investigating and defending against the same), to which they, or any of them, may become subject under the Act or other statute or common law, arising out of or based upon (i) any alleged untrue statement of a material fact contained in any registration statement or prospectus included therein, or any amendment thereof or supplement thereto, or (ii) the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading; provided, however, that the indemnity contained in this Section 8.13(a) shall not apply to any such alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder. As soon as practicable after the receipt by any Holder of notice of any claim or action against any of the Holders in respect of which indemnity may be sought from the Company hereunder, such Holder shall notify the Company thereof in writing, and the Company shall assume the defense of such claim or action (and the cost thereof) by counsel of its own choosing, who shall be reasonably satisfactory to a majority in interest of the Holders.

                      (b) Each Holder whose Registrable Securities are included in a registration statement, severally but not jointly, hereby agrees, to indemnify, hold harmless and defend the Company, its directors and officers, and each Person who controls, is controlled by or under common control of the Company within the meaning of the Act, and each other Holder against any and all losses, claims, damages, liabilities and expenses (including reasonable legal or other expenses incurred in investigating and defending against the same), to which they or any of them may become subject under the Act or other statute or common law, arising out of or based upon (i) any alleged untrue statement of a material fact contained in any such registration statement or prospectus included therein, or any amendment thereof or supplement thereto, or
(ii) the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading; provided, however, that the indemnity contained in this Section 8.13(a) shall apply in each case only to the extent such statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder in connection with the preparation of the registration statement. The Company, and any other person in respect of which indemnity may be sought from a Holder hereunder, shall, as soon as practicable after the receipt of notice of any claim or action against the Company or such other person or entity, notify such Holder thereof in writing and such Holder shall assume the defense of any such claim or action (and the cost thereof) by counsel of its own choosing, who shall be reasonably satisfactory to the Company and a majority in interest of any Holders claiming indemnity hereunder.

                      8.14 Registration under the Exchange Act. If the Company shall at any time have completed a public offering of shares of its Common Stock, it shall thereafter take such steps as may be necessary to register its Common Stock under Section 12 of the Exchange Act (whether or not required by law to do so), to maintain such status, and to file with the Commission all current reports and other information as may be necessary to enable the Investors or the Transferees to effect sales of their Conversion Shares in reliance upon Rule 144 under the Act.

                      8.15 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the registrable securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Section 8.

                      8.16 Transfer of Registration Rights. The rights to cause the Company to register securities granted to Holders under Sections 8.4, 8.5 and 8.6 may be assigned to a transferee or assignee in connection with any transfer or assignment by a Holder of at least Ten Thousand (10,000) Shares of Registrable Securities, subject to adjustment for any dilution event described in the Certificate of Determination or similar event; provided, however, that the Company is given written notice by the Holder effecting such transfer or assignment.

                      8.17 Standoff Agreement. Each Holder agrees in connection with any registration of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration statement) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as may be requested by the Company or such managing underwriters; provided, however, that (all officers and directors of the Company have entered into substantially similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                      8.18 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 8.4, 8.5 and 8.6 shall terminate with respect to such Holder following a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Act at such time as such Holder is able to dispose of all of his Registrable Securities in one three-month period, pursuant to the provisions of Rule 144.

                      9.        Survival of Representations, Warranties and
Covenants.

                      9.1 Survival of Representations, Warranties and Covenants of the Company and the Founders. The Investors shall have the right to rely fully upon the representations, warranties and covenants of the Company and upon the Founder Representations contained in this Agreement (notwithstanding any knowledge of facts determined or determinable by the Investors). All such representations and warranties shall survive the execution and delivery hereof and the Closing, and, except as otherwise specifically provided in this Agreement, shall thereafter terminate and expire on the earlier of (a) the second anniversary of the Closing Date and (b) the consummation of the Initial Public Offering by the Company. The covenants of the Company contained herein shall continue until they lapse in accordance with the provisions of this Agreement.

                      9.2 Survival of Representations and Warranties of the Investors. The Company shall have the right to rely fully upon the representations and warranties of the Investors contained in this Agreement (notwithstanding any knowledge of facts determined or determinable by the Company). All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing and, except as otherwise specifically provided in this Agreement, shall thereafter terminate and expire on the earlier of (a) the second anniversary of the Closing Date and
(b) the consummation of the Initial Public Offering by the Company. The covenant made by the Investors in Section 4.3 hereof shall survive indefinitely, unless a lesser period is prescribed by an applicable statute.

                      10. Indemnification. The following provisions are in addition to the provisions for indemnification contained in Section 8.

                      10.1 Obligation of the Company and the Founders to Indemnify. The Company and the Founders hereby agree jointly and severally to indemnify, defend and hold harmless each Investor (and any of such Investor's directors, officers, employees, affiliates and assigns) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) ("Losses") which it may incur out of any material inaccuracy in or any material breach of any representation, warranty, covenant or agreement of the Company and the Founders (with respect to the Founder Representations) contained in this Agreement or in the Information delivered by the Company.

                      10.2        Obligation of the Investors to Indemnify.
Each Investor, severally and not jointly, agrees to indemnify, defend and hold harmless the Company (and its directors, officers, employees, affiliates and assigns) from and against any Losses which it may incur out of or otherwise in respect of any material inaccuracy in or material breach of any representation, warranty, covenant or agreement of such Investor contained in this Agreement or in any Information delivered by the Investor hereunder.

                      10.3        Notice and Opportunity to Defend.

                      10.3.1 Notice of Asserted Liability. Promptly after receipt by any party hereto (the "Indemnitee") of notice of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to any other party (or parties) obligated to provide indemnification pursuant to sections 8, 12.1 or 12.2 (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

                      10.3.2 Opportunity to Defend. The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall, within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall reasonably cooperate, at the expense of the Indemnifying Party, in the compromise of or defense against, such Asserted Liability. If the Indemnifying

Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may consent to settlement or compromise of any such Asserted Liability over the objection of the other; provided, however, that consent to settlement or compromise shall not be unreasonably withheld, and provided further that the Indemnifying Party shall not be liable to the Indemnitee for more than the Indemnifying Party could have settled any Asserted Liability but for the objection of the Indemnitee. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

                      10.4 Indemnification of Brokerage. Each Investor severally, and not jointly, represents and warrants to the Company and the Company and the Founders jointly and severally represent and warrant to each of the Investors that no broker, finder, agent, or similar intermediary has acted on its behalf in connection with this Agreement or the transactions contemplated hereby and that there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection herewith or therewith. Each Investor severally agrees to indemnify and hold harmless the Company and the Founders from any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of such Investor, and the Company and the Founders agree jointly and severally to indemnify and save harmless the Investors from any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of the Company or the Founders. The indemnification under this Section 10.4 is in addition to and not a limitation of any other indemnification hereunder, and the procedures in Section 10.3 hereof shall be followed with respect to indemnification pursuant to this Section 10.4.

                      11. Conditions Precedent to Obligations of the Investors. Except an may be waived in writing by any Investor (but only as to himself or itself), the obligations of each Investor to consummate the purchase of the Shares set forth on Schedule 1.2 hereto shall be conditioned on the following:

                 11.1     Representations and Warranties Correct.   Each of the
representations and warranties of the Company and the Founders (with respect to the Founder Representations) contained in this Agreement and in any certificate delivered to the Investors pursuant hereto shall in all material respects be true and correct when made and as of the Closing Date, with the same effect as if made at the Closing Date (or the date to which it relates in the case of any representation or warranty which specifically relates to an earlier date).

                 11.2 Compliance with This Agreement. The Company shall have performed and complied with all covenants, agreements and conditions required to be performed or complied with by the Company on or prior to the Closing Date.

                 11.3 Minimum Purchase. At least 1,250,000 Shares shall have been purchased in the aggregate by all of the Investors for an aggregate purchase price of not less than $2,000,000.

                 11.4 Satisfaction of Investors and Their Counsel. All corporate proceedings taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form to each Investor and its counsel, Shereff, Friedman, Hoffman & Goodman.

                 11.5 No Actions or Proceedings. No action, suit or proceeding by or before any court, agency or other governmental body shall have been asserted, instituted or threatened by any party to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

                 11.6 Opinion of Company's Counsel. The Company shall have delivered to the Investors an opinion of Wilson, Sonsini, Goodrich & Rosati, counsel for the Company, addressed to the Investors and dated as of the Closing Date in substantially the form attached hereto as Exhibit C.

                 11.7 No Lapse in Insurance Coverage. No lapse shall have occurred prior to the Closing Date in the coverage provided under any of the policies of insurance of the Company, including any liability policies, which relate to the business, assets, properties or employees of the Company.

                 11.8 Employee Agreements and Nondisclosure Agreements. The Employee Agreements and Nondisclosure Agreements set forth on Schedules 3.17(a) and 3.17(b) shall continue to be in full force and effect.

                 11.9 Warrants. Weeden and Ventana shall have received the Warrants containing the terms set forth in the Loans and in form satisfactory to Weeden and Ventana and their counsel.

                 11.10 Officer's Certificate. The Investors shall have received a certificate dated the Closing Date and signed by the President certifying the fulfillment of the conditions by the Company specified in this
Section 11 and that he does not have any knowledge of any facts which have not been disclosed to the Investors in writing which will or may reasonably be expected to have any material adverse effect on the value of the assets, properties, business, goodwill or prospects of the Company. General economic conditions shall not be deemed a fact within the meaning or application of this paragraph.

                 11.11 Certificate of Secretary or Assistant Secretary. The Investors shall have received a certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying as to:

                      (a) the Restated Articles of Incorporation in the form attached as Exhibit A hereto;

                      (b) the amended By-Laws of the Company in the form attached as Exhibit B hereto;

                      (c) resolutions of the Board authorizing and approving the execution and delivery of this Agreement and all documents required to be delivered pursuant hereto by the Company, and the performance of its obligations hereunder and that such resolutions are in full force and effect on and as of the Closing Date;

                      (d) resolutions of the shareholders of the Company approving the Restated Articles of Incorporation and amended By-Laws of the Company and that such resolutions are in full force and effect on and as of the Closing Date; and

                      (e) the incumbency and signature of each of the officers of the Company signing this Agreement and any of the documents delivered hereunder.

                 11.12 Delivery of Documents. All of the documents and resolutions required to be delivered by the Company to the Investors at closing shall have been delivered.

                 12. Conditions Precedent to the Obligation of the Company. Except an may be waived in writing by the Company, the obligations of the Company to consummate the sale of the Shares herein provided for shall be conditioned upon the following:

                      12.1 Representations and Warranties Correct. Each of the representations and warranties of each Investor in this Agreement and in any certificate delivered to the Company pursuant hereto certifying the fulfillment of the conditions by such Investor specified in this Section 12 shall in all material respects be true and correct when made and as of the Closing Date (or on the date to which it relates in the case of any representation or warranty which specifically relates to an earlier date).

                      12.2 Compliance with this Agreement. Each Investor shall have performed and complied with all covenants, agreements and conditions required to be performed or complied with by such Investor on or prior to the Closing Date.

                      12.3 Satisfaction of Company and its Counsel. All corporate, partnership and other proceedings taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form to the Company and its counsel, Wilson, Sonsini, Goodrich & Rosati.

                      12.4 No Actions or Proceedings. No action, suit or proceeding by or through any court, agency or other governmental body shall have been asserted, instituted or threatened by any party to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

                      13.         Documents to be Delivered at Closing.

                      13.1 Documents to be Delivered by the Company. At the Closing the Company shall deliver to each of the Investors:

                     (a) the Restated Articles of Incorporation, in the form attached as Exhibit C hereto, certified by the Secretary of State of the State of California;

                     (b) an opinion, dated the Closing Date, of Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, in substantially the form attached as Exhibit C hereto;

                     (c) a certificate of the President certifying as to the matters set forth in Section 11.10;

                     (d) a certificate of the Secretary or Assistant Secretary certifying as to the matters set forth in Section 11.11;

                     (e) a Good Standing Certificate certified by the Secretary of State of the State of California as to the good standing of the Company in California;

                     (f) a Tax Certificate from the Franchise Tax Board stating that the Company does not owe any franchise taxes to the State of California;

                     (g) certificates representing the Shares being purchased by such Investor;

                     (h) any amounts remaining unpaid under the Loans, the Hyland Notes and the Sengupta Note that are not being converted into Shares shall be paid to Weeden, Ventana, the Hylands and the Senguptas, respectively;

                     (i) evidence satisfactory to the Investors and their counsel that Larry Hyland has the authority to enter into this Agreement on behalf of Elizabeth Hyland;

                     (J) evidence satisfactory to the Investors and their counsel that Utpal Sengupta has the authority to enter into this Agreement on behalf of Caroline Sengupta; and

                     (k) such additional documents as the Investors or their counsel shall have reasonably requested.

                     13.2 Documents to be Delivered by the Investors. At the Closing, the Investors shall deliver to the Company:

                     (a) the sum of at least $2,000,000 in the manner set forth in Section 1.2 hereof;

                     (b) such other documents as the Company or its counsel shall have reasonably requested;

                     (c) Weeden and Ventana shall each deliver the Notes Secured By Security Agreements issued to them by the Company appropriately cancelled and a UCC-2 releasing the security pledged by the Company under the Loans;

                     (d) Larry Hyland shall deliver the Hyland Notes appropriately cancelled; and

                     (e) Utpal Sengupta shall deliver the Sengupta Note appropriately cancelled.

                     14.    Miscellaneous.

                            14.1    Definition of Person.  "Person" for
purposes of the Agreement means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

                            14.2    Definition of Knowledge. "To the best of the
Company's knowledge" and "to the best of the Founder's knowledge" shall mean the actual knowledge of the Company or the Founders or information which they should have obtained after due inquiry into the conduct of the Company's business and matters related thereto.

                            14.3    Additional Actions.  The parties shall
execute and deliver such other and further instruments and perform such other and further acts as may reasonably be required fully to consummate the transactions contemplated hereby.

                            14.4    Expenses.  The Company agrees that at the
Closing, it will pay the reasonable legal fees and disbursements of Shereff, Friedman, Hoffman & Goodman, counsel to the Investors, incurred in connection with the preparation of this Agreement, the Certificate of Determination and other ancillary documents called for in this Agreement and the consummation of the transactions contemplated hereby upon presentation of statements or other reasonable evidence thereof.

                            14.5    Counterparts.  This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                            14.6    Binding Effect; No Assignment.  This
Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable by any party hereto without the prior written consent of the other parties.

                            14.7    Notices.  All notices or other
communications hereunder shall be in writing and shall be mailed, certified or registered mail, return receipt requested, or shall be sent by messenger or by electronic transmission, addressed to such party at the address indicated on
Schedule 14.7 or to any such other address as any such party shall specify in a notice to the Company, with a copy in the case of a notice to any Investor, to Shereff, Friedman, Hoffman & Goodman, 919 Third Avenue, New York, New York 10022, Attention: Victoria E. Schonfeld, Esq., and, if intended for the Company or the Founders, with a copy to Wilson, Sonsini, Goodrich & Rosati, Two Palo Alto Square, Suite 900, Palo Alto, California 94306 Attention: Henry P. Massey, Jr., Esq.

                            14.8    Applicable Laws.  This Agreement shall be
construed and governed by the laws of the State of California applicable to contracts made and to be performed within such state.

                            14.9    Entire Agreement.  This Agreement
constitutes the entire Agreement between the parties hereto, and no party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof. Any prior written agreements or letters of intent between the parties shall, upon execution of this Agreement, be null and void.

                            14.10   Waivers and Amendments; Noncontractual
Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument duly executed and acknowledged with the same formality as this Agreement, and signed by the Investors (or their Transferees) holding at least two-thirds of the Shares or Conversion Shares. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

                            14.11   Table of Contents; Captions.  The Table of
Contents and the captions of the various sections of this Agreement are inserted for convenience of reference only, and shall not constitute a part hereof.

                            14.12  Schedules and Exhibits Part of Agreement.
The Schedules and Exhibits referred to herein and delivered pursuant hereto, including any amendments thereto or changes therein prior to the Closing Date, shall be deemed part of this Agreement as fully and effectively as if set forth at length herein.

                            14.13  Severability.  If any provision of this
Agreement or the application thereof shall for any reason be invalid or unenforceable, that provision shall be limited only to

                     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.



                                        CYMER LASER TECHNOLOGIES



                                        By:___________________________
                                        Name:  Robert P. Akins
                                        Title: President

FOUNDERS:
                                        ROBERT AKINS


                                        ____________________________



                                        MARTIN PEDLEY


                                        ____________________________



                                        RICHARD SANDSTROM


                                        ____________________________



                                        UDAY SENGUPTA



                                        ____________________________

                                        InterVen II, L.P.

                                        By: InterVen II Partners, L.P.

                                            By: Funk Deemer Partners


                                                By: ______________________
                                                    Kenneth A Deemer
                                                    General Partner

                                             ALLSOP VENTURE PARTNERS III L.P.


                                             By:_____________________________

(attached)

                                               K-SUN, INC.


                                               By: __________________________
                                                   Name:    G. R. Baker

                                                   Title:   President

INVESTOR:                                      W.S. INVESTORS


                                               By: __________________________
                                                   Henry P. Massey Jr., Esq

                                               Title: ________________________

INVESTOR:                                     VENTANA GROWTH FUND II, L.P.


                                              By: ____________________________
                                                  F. D. Townsen
                                                  Managing General Partner

INVESTOR:                                     WEEDEN CAPITAL PARTNERS, L.P.



                                              By: ___________________________
                                                  Richard P. Abraham
                                                  General Partner of
                                                  Weeden Capital Management
                                                  General Partner of
                                                  Weeden Capital Partners, L.P.

                                          FOUNDERS:



                                          __________________________________
                                          Robert Akins



                                          __________________________________
                                          Uday Sengupta


                                          __________________________________
                                          Richard Sandstrom


                                          __________________________________
                                          Martin   Pendley


                                          INVESTORS:

                                          VENTANA GROWTH FUND II, L.P.


                                          By:_______________________________
                                                      ,  General Partners

                                          WEEDEN CAPITAL PARTNERS, L.P.

                                          By: Weeden Capital Management L.P.,
                                               its General Partner


                                          By:_______________________________
                                                          ,  General Partner


                                          __________________________________
                                          UTPAL SENGUPTA, Individually



                                          __________________________________
                                          Larry Hyland, Individually

                                         FOUNDERS:


                                         ___________________________________
                                         Robert Akins


                                         ___________________________________
                                         Uday Sengupta


                                         ___________________________________
                                         Richard Sandstrom


                                         ___________________________________
                                         Martin Pendley


                                         INVESTORS:

                                         VENTANA GROWTH FUND II, L.P.


                                         By: _______________________________
                                                           , General Partner


                                         WEEDEN CAPITAL PARTNERS, L.P.

                                         By:  Weeden Capital Management L.P.,
                                                its General Partner


                                         By:_________________________________
                                                            , General Partner


                                         ____________________________________
                                         UTPAL SENGUPTA, Individually

INVESTOR:                                FOR CLEARWATER VENTURES,
                                           a Partnership





                                         ___________________________________
                                         By:
                                         Title:

INVESTOR:                                __________________________________
                                             C. IAN SYM-SMITH
                                             Individually

INVESTOR:




                                          __________________________________
                                          Charles E. Sporck, Individually

                                          InterVen Ventures 1987


                                          By:       Funk Deemer Partners II


                                             By:____________________________
                                                Kenneth M. Deemer
                                                General Partner

INVESTOR:


                                      By:
                                          ----------------------------
                                          Henry P. Massey, Jr.

INVESTOR:
                                      ---------------------------------
                                      FREDRIK C. SCHREUDER
                                      Individually

INVESTOR:                             CONVERGENCES GESTION SA


                                     By:
                                        --------------------------------
                                        Signature

                                        Type/Print Name and Title:
                                        Gilles THEVES - Directeur General
                                        ---------------------------------

                            CYMER LASER TECHNOLOGIES
                            Schedule 1.1 - Founders


                                    Robert P. Akins
                                    Donald G. Larson
                                    Martin B. Pedley
                                    Richard L. Sandstrom
                                    Uday K. Sengupta

                            CYMER LASER TECHNOLOGIES
                                  Schedule 1.2


                           Investors; Number of Shares Purchased;
                    Aggregate Purchase Price; Per Share Purchase Price


                                                  Number of               Aggregate                  Per Share
                                                   Shares                 Purchase                   Purchase
   Investors                                      Purchased                 Price                      Price
   ---------                                      ---------               ----------                 ----------
   Ventana Growth
     Fund II, L.P.                                  325,558                 $520,892                   $1.60

   Weeden Capital
     Partners, L.P.                                 325,558                 $520,892                   $1.60

   Interven II, L.P.                                468,750                 $750,000                   $1.60

   WS Investments                                     9,375                 $ 15,000                   $1.60

   Allsop Venture Partners                          312,500                 $500,000                   $1.60

   K-Sun, Inc.                                      312,500                 $500,000                   $1.60

   Interven Ventures 1987                             2,344                  $ 3,750                   $1.60

   Clearwater Ventures                               87,500                 $140,000                   $1.60

   Robert P. Akins                                    4,200                  $ 6,720                   $1.60

   Stuart Anderson                                    7,500                 $ 12,000                   $1.60

   Martin B. Pedley                                   9,375                 $ 15,000                   $1.60

   Richard L. Sandstrom                               6,500                 $ 10,400                   $1.60

   Uday Sengupta                                      2,000                  $ 3,200                   $1.60

   C. Ian Sym-Smith                                  62,500                 $100,000                   $1.60

   Convergences Gestion                              62,500                 $100,000                   $1.60

   Frederik C. Schreuder                             10,000                 $ 16,000                   $1.60

                            CYMER LASER TECHNOLOGIES
                                  Schedule 1.2
                                  (continued)


                     Investors; Number of Shares Purchased;
               Aggregate Purchase Price; Per Share Purchase Price

                                                  Number of                Aggregate              Per Share
                                                   Shares                   Purchase               Purchase
 Investors                                        Purchased                   Price                  Price
 ---------                                        ---------               ------------            ----------
 Charles E. Sporck                                   15,625                 $25,000                  $1.60

 Henry P. Massey                                      3,125                  $5,000                  $1.60

 Larry Hyland                                        59,400                 $71,280                  $1.20

 Utpal Senqupta                                      21,072                 $26,972                  $1.28

 Total                                            2,107,882             $ 3,342,106

                            CYMER LASER TECHNOLOGIES
                   SCHEDULE 3.3(a) Ownership of Common Stock

                                                                                             COMMON
                                   OWNERS                                                     STOCK
                                  --------                                                  --------
                                    AKINS                                                   252,000

                                    LARSON                                                   10,000

                                    PEDLEY                                                  142,000

                                    SANDSTROM                                               252,000

                                    SENGUPTA                                                284,000

                                  TOTAL                                                     940,000

                            CYMER LASER TECHNOLOGIES
                   SCHEDULE 3.3(b) Holders of Options and Warrants

                                                                   STOCK
   COMMON STOCK HOLDERS                                           OPTIONS                   WARRANTS
   --------------------                                            ------                  ---------
   PRINCIPALS
     AKINS                                                         40,000
     LARSON                                                        80,000
     PEDLEY                                                        40,000
     SANDSTROM                                                     40,000
     SENGUPTA                                                      40,000

   EMPLOYEES
     ANDERSON                                                      10,000
     CLUBINE                                                        1,000
     MOE                                                            1,000
     FOSTER                                                         3,000
     WILSON                                                         2,500
     CAMPEAU                                                        5,000
                                                                  -------
        SUBTOTAL                                                  262,500

   FUTURE EMPLOYEE OPTIONS                                        187,500


   WARRANT HOLDERS (PREFERRED SERIES A)
     VENTANA GROWTH FUND II ($500K * 10% * $1.60 * 40%)                                      78,125
     WEEDEN CAPITAL MANAGEMENT ($50OK * 10% * $1.60 * 40%)                                   78,125
   CONVERTIBLE DEBT
     UTPAL SENGUPTA
     LARRY HYLAND
     LARRY HYLAND
        SUBTOTAL                                                                            156,250

                                        CYMER LASER TECHNOLOGIES

                          3.3(b) Holders of Options and Warrants (Con't)


                               Note Holders                                       Amount              Interest Rate
                               -----------                                     ----------             --------------

                               Larry Hyland  (1)                                 $20,000                    9.0%
                               Larry Hyland (1)                                  $45,000                    9.0%
                               Uptal Sengupta (2)                                $20,000                   10.0%
                               Weeden Capital (3)                               $256,000                   10.0%
                               Weeden Capital (3)                               $244,000                   10.0%
                               Ventana Growth Fund (3)                          $256,000                   10.0%
                               Ventana Growth Fund (3)                          $244,000                   10.0%


- ------------------
1) Convertible (principal plus interest) into shares of Preferred Stock Series "A" at a 25% discount to the offering price.

2) Convertible (principal plus interest) into shares of Preferred Stock Series "A" at a 20% discount to the offering price.

3) Convertible (principal plus interest) into shares of Preferred Stock Series "A" at the offering price. Attached warrants for 10% of the note amount at a 60% discount to the offering price (see previous page).

                            CYMER LASER TECHNOLOGIES
                      SCHEDULE 3.4(a) Compliance with Laws


                            - No known violations -

CYMER LASER TECHNOLOGIES
SCHEDULE 3.4(b)    Permits


Permits List

1)     California State Board of Equalization Sellers Permit

2)     City of San Diego Certificate of payment of Business Tax

                            CYMER LASER TECHNOLOGIES
                            SCHEDULE 3.4(b)  Permits

 ______________________________________________________________________________
|                                                                              |
|                                 CALIFORNIA STATE BOARD OF EQUALIZATION       |
|                                                                              |
|                                                                              |
| [SEAL]                                      SELLER'S PERMIT                  |
|                                                                              |
|                                                                              |
|                                                     ACCOUNT NUMBER           |
|  THIS PERMIT DOES             __                  __________________         |
|  NOT AUTHORIZE THE           |                                      |        |
|  HOLDER TO ENGAGE                                 SR FHB 25-810210           |
|  IN ANY BUSINESS                                                             |
|  CONTRARY TO LAWS                   BIOLUMEN, INC.                           |
|  REGULATING THAT                    187 CALLE MAGDALENA, #112                |
|  BUSINESS OR TO                     ENCINITAS, CA  92024                     |
|  POSSESS OR OPER-            |__                                  __|        |
|  ATE ANY ILLEGAL                                                             |
|  DEVICE.                      IS HEREBY AUTHORIZED PURSUANT TO SALES         |
|                             AND USE TAX LAW TO ENGAGE IN THE BUSINESS        |
|                              OF SELLING TANGIBLE PERSONAL PROPERTY AT        |
|                                         THE ABOVE LOCATION                   |
|                                                                              |
|                                   STATE BOARD OF EQUALIZATION                |
|                                                                              |
|   ????? IS VALID UNTIL REVOKED OR                                            |
|   ????? ??? IS NOT TRANSFERABLE                                              |
|                                                                              |
|   Not valid at any other address                                             |
|                                                                              |
|                                                                              |
|   ST???-R Rev. 9 (1-83)                                         [ILLEGIBLE]  |
|______________________________________________________________________________|

       DISPLAY CONSPICUOUSLY AT THE PLACE OF BUSINESS FOR WHICH ISSUED




[SEAL]                       CITY OF SAN DIEGO                       87002556
                          CERTIFICATE OF PAYMENT             CERT. # ________
                              OF BUSINESS TAX                        07/31/89
                                                           EXP. DATE ________

    (NO REMITTANCE REQUIRED. POST IN A CONSPICUOUS PLACE OR KEEP ON PERSON.)

- --------------------------------------------------------------------------------

   THIS CERTIFICATE ACKNOWLEDGES FEE PAYMENT PURSUANT TO THE SAN DIEGO MUNICIPAL CODE AND IS NOT A LICENSE TO DO BUSINESS WITHIN THE CITY OF SAN DIEGO IN VIOLATION OF ANY SECTION OF THE MUNICIPAL CODE OR REGULATION ADOPTED BY THE CITY COUNCIL, INCLUDING, BUT NOT LIMITED TO: ZONING RESTRICTIONS, LAND USE SPECIFICATIONS AS DEFINED IN PLANNED DISTRICTS, REDEVELOPMENT AREAS, HISTORICAL DISTRICTS OR REVITALIZATION AREAS, BUSINESS TAX REGULATIONS, POLICE DEPARTMENT REGULATIONS, AND FIRE, HEALTH, OR SANITATION PERMITS AND REGULATIONS.


   THIS DOCUMENT IS ISSUED WITHOUT VERIFICATION THAT THE PAYOR IS SUBJECT TO OR EXEMPT FROM LICENSING BY THE STATE OF CALIFORNIA.

   PAYMENT OF THE REQUIRED TAX OR FEE AT THE TIME OR TIMES DUE IS FOR THE TERM AND PURPOSE STATED AND IS PURSUANT TO CITY ORDINANCE. PLEASE REFER TO DELINQUENCY INFORMATION ON THE REVERSE SIDE.

   THE TAX OR FEES COLLECTED ARE NOT REFUNDABLE UNLESS COLLECTED AS A RESULT OF AN ERROR BY THE CITY OF SAN DIEGO.

   THIS CERTIFICATE IS VALID ONLY AT THE LOCATION SHOWN. IT MAY BE TRANSFERRED TO ANOTHER LOCATION AFTER REQUEST IS MADE TO THE CITY TREASURER'S OFFICE.

     MAIL
      TO:

                CYMER LASER TECHNOLOGIES
                CYMER LASER TECHNOLOGIES

                7887 DUNBROOK RD SUITE H
                SAN DIEGO CA 92126

- --------------------------------------------------------------------------------
                               BUSINESS LOCATION
- --------------------------------------------------------------------------------
  NO. |  DIR   |   STREET NAME    |    SUFX   |    CITY   | STATE |  ZIP
- --------------------------------------------------------------------------------
 7887 |        |   DUNBROOK       |     RD    | SAN DIEGO |   CA  | 92126
- --------------------------------------------------------------------------------
     BUSINESS TYPE      |  UNITS |   CURRENT ISSUE DATE | CURRENT EFFECTIVE DATE
- --------------------------------------------------------------------------------
MANUF OPTICAL,MED GOODS |    5   |       04/15/88       |       08/01/87
- --------------------------------------------------------------------------------
DP-796 (Rev 3-87)

                            CYMER LASER TECHNOLOGIES

                  SCHEDULE 3.5 Required Approvals and Consents




                            - No known exceptions -

                            CYMER LASER TECHNOLOGIES

                          3.6 Violations and Breaches


Cymer Laser Technologies' promissory note to Uptal Sengupta (see Schedule 3.3(b)) required payment of principal and interest by January 20, 1988. We are in technical default of that repayment. However, Mr. Uptal Sengupta has authorized, in writing, the conversion of that note plus accrued interest (under the terms of the note) into shares of Preferred Stock Series "A".

                            CYMER LASER TECHNOLOGIES

                     SCHEDULE 3.7     Financial Statements




Financial Statements Attached

1)       Statement of Operations (1986, 1987 and Qtr 1 1988)

2)       Balance Sheet Statement (1986, 1987 and Qtr 1 1988)

3)       1987 Audited Financial Statements

                        SCHEDULE 3.7 Financial Statement                   (1/2)

         CYMER LASER TECHNOLOGIES BUSINESS PLAN STATEMENT OF OPERATIONS
                           (IN THOUSANDS OF DOLLARS)
                                 MARCH 31, 1988

                                               (Audited)         (Audited)            (Unaudited)
                                                    1986              1987             QTR 1 '88
                                              ----------        ----------            ----------
NET REVENUES                                           0                 0                   50
COST OF PRODUCT                                        0                 0                  149
                                              ----------        ----------            ---------
GROSS PROFIT                                           0                 0                  (99)

OPERATING EXPENSES
 RESEARCH & DEVELOPMENT                               85               224                  158
 COMMISSIONS                                           0                 0                    0
 MARKETING & SALES                                     0                31                   26

 GEN & ADMIN                                          16               126                   77

 PROV FOR DOUBTFUL ACCT'S                              0                 0                    0
                                              ----------        ----------            ---------
      TOTAL                                          101               381                  261

INCOME FROM OPERATIONS                              (101)             (381)                (360)

INTEREST EXPENSE                                       0                18                   22

INTEREST INCOME                                        1                 2                    3
                                              ----------        ----------            ---------


INC BEFORE TAXES                                    (100)             (397)                (379)


PROVISION FOR INCOME TAX                               0                 0                    0
                                              ----------        ----------            ---------
NET INCOME                                          (100)             (397)                (379)
                                              ==========        ==========            =========

             SCHEDULE 3.7 Financial Statement                (2/2)
         CYMER LASER TECHNOLOGIES BUSINESS PLAN BALANCE SHEET STATEMENT
                           (IN THOUSANDS OF DOLLARS)
                                 MARCH 31, 1988

                                                    (Audited)    (Audited)            (Unaudited)
                                                         1986         1987             QTR 1 '88
                                                    ---------    ----------            ----------
ASSETS
- ------
CASH & INVESTMENTS                                         12          150                   159
GROSS RECEIVABLES                                           0            0                    58
 LESS ALLOWANCES                                            0            0                     0
NET RECEIVABLES                                             0            0                    58

INVENTORIES                                                 0          178                   184
PREPAID EXPENSES                                            2            3                     4

                                                    ---------   ----------            ----------
 CURRENT ASSETS                                            14          331                   405

PROPERTY                                                    0           43                   132
 ACCUM DEPRECIATION                                         0            2                     7
NET PROPERTY                                                0           41                   125

OTHER ASSETS                                                3            0                     0

                                                    ---------   ----------            ----------
TOTAL ASSETS                                               17          372                   530
                                                    =========   ==========            ==========


LIABILITIES & EQUITY
- --------------------
S/T BORROWING                                               0          537                 1,025
ACCOUNTS PAYABLE                                           11           99                    99
ACCRUED EXPENSES                                            0           47                    91
ACCRUED WARRANTY                                            0            0                     5
ACCRUED INCOME TAXES                                        0            0                     0

                                                    ---------   ----------            ----------
CURRENT LIABILITIES                                        11          683                 1,220

LONG TERM DEBT                                              0           65                    65
                                                    ---------   ----------            ----------
TOTAL LIABILITIES                                          11          748                 1,285


EQUITY
- ------
CAPITAL STOCK                                             106          121                   121
RETAINED EARNINGS                                           0         (100)                 (497)
EARNINGS YTD                                             (100)        (397)                 (379)
                                                    ---------   -----------           ----------
TOTAL EQUITY                                                6         (376)                 (755)
                                                    ---------   ----------            ----------
LIABILITIES & EQUITY                                       17          372                   530
                                                    =========   ==========            ==========

                             [DELOITTE LETTERHEAD]

________________________________________________________________________________

                                             Suite 1900
                                             701 "B" Street
                                             San Diego, California 92101-8198
                                             (619) 232-6500
                                             ITT Telex: 4995722



AUDITORS' OPINION


Cymer Laser Technologies:

We have examined the balance sheet of Cymer Laser Technologies (a development stage enterprise) as of December 31, 1987 and the related statements of operations, stockholders' deficit, and changes in financial position for the year then ended and cumulative since inception (January 21, 1986). Our examinations were made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, such financial statements present fairly the financial position of Cymer Laser Technologies (a development stage enterprise) as of December 31, 1987 and the results of its operations and the changes in its financial position for the year then ended and cumulative since inception, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding period.



DELOITTE HASKINS + SELLS
February 26, 1988

CYMER LASER TECHNOLOGIES
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1987 AND
CUMULATIVE SINCE INCEPTION




                                                                                                    CUMULATIVE SINCE
                                                                      1987                              INCEPTION
                                                                -------------                        -------------
PRODUCT DEVELOPMENT AND
    MANUFACTURING COSTS                                              $224,430                             $309,881

GENERAL AND ADMINISTRATIVE                                            125,574                              140,598

MARKETING                                                              31,004                               31,004
                                                                -------------                        -------------
LOSS FROM OPERATIONS                                                  381,008                              481,483
                                                                -------------                        -------------
OTHER (INCOME) EXPENSE:
Interest income                                                        (2,182)                              (3,023)
Interest expense                                                       18,041                               18,041
Other                                                                     450                                  650
                                                                -------------                        -------------
Total                                                                  16,309                               15,668
                                                                -------------                        -------------
NET LOSS                                                             $397,317                             $497,151
                                                                =============                        =============


See notes to financial statements.


________________________________________________________________________________

CYMER LASER TECHNOLOGIES
(A DEVELOPMENT STATE ENTERPRISE)
- --------------------------------

BALANCE SHEET
DECEMBER 31, 1987

- -----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                 LIABILITIES AND STOCKHOLDERS' DEFICIT                 NOTES
- ------                                                 -------------------------------------                 -----
CURRENT ASSETS:                                        CURRENT LIABILITIES:
Cash                                      $150,043     Accounts payable                                              $ 98,656
Inventories                                177,890     Accrued liabilities                                             47,379
Prepaids and other assets                    2,800     Notes payable                                          4,6     537,000
                                          --------                                                                   --------
PROPERTY - At cost (less accumulated                   Total current liabilities                                      683,035
  depreciation of $1,600)                   41,151                                                                   --------
                                          --------     NOTES PAYABLE                                           4       65,000
                                                                                                                     --------
                                                       COMMITMENTS                                             5

                                                       STOCKHOLDERS' DEFICIT:
                                                       Common stock - 10,000,000 shares authorized            2,6     121,000
                                                       Deficit accumulated during the development stage              (497,151)
                                                                                                                     --------
                                                       Total stockholders' deficit                                   (376,151)
                                                                                                                     --------
TOTAL                                     $371,884     TOTAL                                                         $371,884
                                          ========                                                                   ========

See notes to financial statements.

CYMER LASER TECHNOLOGIES
(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 1987 AND CUMULATIVE SINCE INCEPTION



                                                               DEFICIT ACCUMULATED
                                  COMMON STOCK                       DURING                           TOTAL
                           --------------------------------        DEVELOPMENT                    STOCKHOLDERS'
                              SHARES              AMOUNT              STAGE                          DEFICIT
                           ------------        ------------    -------------------                ------------

SALE OF COMMON
    STOCK:
January through
    April 1986 -
    for $0.06
    per share                   600,000            $ 36,000                                           $ 36,000
September through
    December 1986 -
    for $0.25
    per share                   280,000              70,000                                             70,000
NET LOSS                                                              $ (99,834)                       (99,834)
                           ------------        ------------        ------------                     ----------


BALANCE, DECEMBER
    31, 1986                    880,000             106,000             (99,834)                         6,166

SALE OF COMMON
    STOCK:
July 1987 - for
    $0.25 per share              60,000              15,000                                             15,000

NET LOSS                                                               (397,317)                      (397,317)
                           ------------        ------------        ------------                     ----------

BALANCE, DECEMBER
    31, 1987                    940,000            $121,000           $(497,151)                     $(376,151)
                           ============        ============        ============                     ==========


See notes to financial statements.

________________________________________________________________________________

CYMER LASER TECHNOLOGIES
(A DEVELOPMENT STAGE ENTERPRISE)


STATEMENTS OF CHANGES IN FINANCIAL POSITION
FOR THE YEAR ENDED DECEMBER 31, 1987 AND
CUMULATIVE SINCE INCEPTION


                                                                                   CUMULATIVE SINCE
                                                     1987                             INCEPTION
                                                  ----------                          ----------
SOURCES OF FUNDS:
Sale of common stock                                $ 15,000                           $ 121,000
Long-term notes payable                               65,000                              65,000
                                                  ----------                          ----------
Total sources of funds                                80,000                             186,000
                                                  ----------                          ----------
USES OF FUNDS:
Operations:
  Net loss                                           397,317                             497,151
  Subtract depreciation not
    affecting working capital                         (1,600)                             (1,600)
                                                  ----------                          ----------
Total funds used for operations                      395,717                             495,551
Purchase of property                                  42,751                              42,751
                                                  ----------                          ----------
Total uses of funds                                  438,468                             538,302
                                                  ----------                          ----------
DECREASE IN WORKING CAPITAL                        $(358,468)                          $(352,302)
                                                  ==========                          ==========
INCREASE (DECREASE) IN WORKING
  CAPITAL BY COMPONENTS:
Cash                                               $ 138,172                           $ 150,043
Inventories                                          177,890                             177,890
Prepaids and other assets                             (2,800)                              2,800
Accounts payable                                     (87,931)                            (98,656)
Accrued liabilities                                  (46,799)                            (47,379)
Notes payable                                       (537,000)                           (537,000)
                                                  ----------                          ----------
DECREASE IN WORKING CAPITAL                        $(358,468)                          $(352,302)
                                                  ==========                          ==========


See notes to financial statements.


________________________________________________________________________________

CYMER LASER TECHNOLOGIES
(A DEVELOPMENT STAGE ENTERPRISE)


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1987



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of Accounting

         As of December 31, 1987, planned operations have commenced, but there has been no revenue therefrom. Accordingly, the Company's activities have been accounted for as those of a "development stage enterprise" as set forth in Financial Accounting Standards Board Statement No. 7.

         Inventories

         Inventories are carried at the lower of cost or market on a first-in, first-out basis.

         Depreciation

         Depreciation is provided using the straight-line method over the estimated useful lives of the assets (generally three years).

         Patents

         During 1987 the Company has expensed as incurred approximately $20,000 of patent costs.

2.       STOCKHOLDERS' DEFICIT

         Stock Option Plan

         The Company adopted a Stock Option Plan (the Plan) during 1987. The Plan provides that incentive and nonstatutory options to purchase up to 450,000 shares of Common Stock may be granted to employees and consultants at prices that are not less than 100% (85% for nonstatutory options of fair market value on the date the options are granted. The Plan provides for various restrictions regarding option terms, prices, and other matters. Options issued under the Plan generally expire five years after the option is granted. As of December 31, 1987, the number of shares under option was 245,000 at prices ranging from $0.25 to $0.50 per share and the number of shares to which options were exercisable is 77,500. No options have been exercised.

         Preferred Stock Offering and Stock Warrants

         The Company's Board of Directors have authorized the issuance of Preferred Stock totaling at least $2,000,000 (the Offering). If the Offering is agreed to by April 15, 1988 and completed by April 30, 1988, the Company has agreed to issue warrants to certain note holders to purchase $51,200 of Preferred Stock at a price per share equivalent to 40% of the Offering price. These warrants shall have a term of five years. If the above conditions are not met, the Company has agreed to issue warrants to the note holders to purchase 236,308 shares of Common Stock at a price per share of $0.65. These warrants shall have a term of five years and are exercisable after six months.

3.       INCOME TAXES

         From May 1, 1986 through September 30, 1987, the Company elected S Corporation status under the Federal tax code. Accordingly, losses for that period pass through to the stockholders of the Company. As of December 31, 1987, the Company has Federal and state net operating losses of $127,000 and $8,000 which are available to reduce future Federal and state taxable income through 2002.

4.       NOTES PAYABLE

         The following summarizes short-term and long-term notes payable at December 31, 1987:

         Short-Term Notes Payable
         Notes payable, 10% interest compounded semi-
          annually, due upon the earlier of March 31,
          1988 or the sale of at least $2,000,000 of
          Preferred Stock (see Note 6), convertible
          into Preferred Stock at Offering price (see
          Note 2), collateralized by substantially all
          assets of the Company                                                                                $512,000
         Note payable, 10% interest, due on demand,
          convertible into Preferred Stock at
          the lower of $2.25 per share or 80% of
          Offering price (see Note 2)                                                                            25,000
                                                                                                             ----------

         Total short-term notes payable                                                                        $537,000
                                                                                                             ==========
         Long-Term Notes Payable
         Notes payable, 9% interest, due March 25, 1989
          ($20,000) and April 13, 1989 ($45,000),
          convertible into Preferred Stock at the lower of $1.95
          per share or 75% of Offering price (see Note 2)                                                       $65,000
                                                                                                             ==========

5.       COMMITMENTS

         Leases

         The Company leases its facilities and certain equipment under short-term operating lease agreements requiring total payments of $48,571 during 1988.

6.       SUBSEQUENT EVENT

         In February 1988, the Company borrowed an additional $488,000 from certain creditors of the Company under notes payable which bear interest at 10% per annum, compounded semiannually. The notes are due upon the earlier of April 30, 1988 or the sale of at least $2,000,000 of Preferred Stock. The notes are convertible into Preferred Stock at the Offering price (see Note 2) and are collateralized by substantially all assets of the Company. If the Offering of Preferred Stock is agreed to by April 15, 1988 and completed by April 30, 1988, the Company has agreed to issue warrants to the note holders to purchase $48,800 of Preferred Stock at a price per share equivalent to 40% of the Offering price. These warrants shall have a term of five years. If the above conditions are not met, the Company has agreed to issue warrants to the note holders to purchase 225,230 shares of Common Stock at a price per share of $0.65. These warrants shall have a term of five years and are exercisable after six months.




________________________________________________________________________________

                            CYMER LASER TECHNOLOGIES

                SCHEDULE 3.10   Changes Since December 31, 1987



In February 1988, the Company borrowed an additional $488,000 from Ventana Growth Fund and Weeden Capital Partners under notes payable which bear interest at 10% per annum, compounded semiannually. The notes are due upon the earlier of April 30, 1988 or the sale of at least $2,000,000 of Preferred Stock. The notes are convertible into Preferred Stock at the offering price and are collateralized by substantially all assets of the Company. If the offering of Preferred Stock is agreed to by April 15, 1988 and completed by April 30, 1988, the Company has agreed to issue warrants to the note holders to purchase $48,800 of Preferred Stock at a price per share equivalent to 40% of the Offering price. These warrants shall have a term of five years. If the above conditions are not met, the Company has agreed to issue warrants to the note holders to purchase 225,230 shares of Common Stock at a price per share of $0.65. These warrants shall have a term of five years and are exercisable after six months.

In conjunction with the above note, an earlier note dated October 2, 1987 for $512,000 which carried warrants was also amended as follows: If the offering of Preferred Stock is agreed to by April 15, 1988 and completed by April 30, 1988, the Company has agreed to issue warrants to the note holders to purchase $51,200 of Preferred Stock at a price per share equivalent to 40% of the Offering price. These warrants shall have a term of five years. If the above conditions are not met, the Company has agreed to issue warrants to the note holders to purchase 236,308 shares of Common Stock at a price per share of $0.65. These warrants shall have a term of five years and are exercisable after six months.

                            CYMER LASER TECHNOLOGIES

                          SCHEDULE 3.11 Real Property





See attached property lease.

                        STANDARD INDUSTRIAL LEASE GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1. PARTIES. This Lease, dated, for reference purposes only, March 31, 1988, is made by and between GREYSTONE, A DEVELOPMENT COMPANY, A CALIFORNIA CORPORATION, (herein called "Lessor") and CYMER LASER TECHNOLOGIES, A CALIFORNIA CORPORATION (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego State of California commonly known as 7887 Dunbrook Rd., Unit G&H and described as approximately 1,625 square feet of improved industrial space for unit G and approximately 3,858 square feet of improved industrial space for unit H which equals 5,483 square feet. Said real property including the land and all improvements therein is herein called "The Premises".

3.      TERM.
        3.1 Term. The term of this Lease shall be for Twelve (12) months commencing on April 1, 1988 and ending on March 31, 1989 unless sooner terminated pursuant to any provision hereof.

        3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee, provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this lease, in which event the parties shall be discharged from all obligations hereunder provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

        3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $4,660.55*, in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $4,660.55 as rent for 1st month *Rent for months 1-12 shall be $4,660.55.

        Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $2,000.00** as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned without payment of interest or other increment for its use, to Lessee for, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

** ON DEPOSIT.

6.      USE.
        6.1 Use. The Premises shall be used and occupied only for research, development of laser technology or any other use which is reasonably comparable and for no other purpose.

        6.2     Compliance with Law.
                (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor after written notice from Lessee to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will lend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

        6.3     Condition of Premises.
                (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date in the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

                (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.      MAINTENANCE, REPAIRS AND ALTERATIONS.

        7.1     Lessor's Obligations.  Subject to the provisions of paragraphs
6.7.2 and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage. Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

        7.2     Lessee's Obligations.
                (a) Subject to the provisions of paragraph 6.7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portions of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall provide and

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
maintain at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass and skylights, located within the Premises, and all landscaping, driveways, parking lots, fences and signs located in the Premises and all sidewalks and parkways adjacent to the Premises.

        (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other paragraph of this Lease, Lessor may at Lessor's option enter upon the Premises after 10 days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and but the Premises in good order, condition and repair, and the cost thereof; together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

        (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

        7.3  ALTERATIONS AND ADDITIONS.

        (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions or Utility installations in, on or about the Premises except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease in any event, whether or not in excess of $2,500 in cumulative cost. Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in the Paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

        (b) Any alterations, improvements, additions or Utility installations in, or about the Premises that Lessee shall desire to make an which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate government agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility installations (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8.  INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $500,000 per occurrence.

        8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period.

        8.4  PAYMENT OF PREMIUM INCREASE.

        (a) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under Paragraphs 8.2 and 8.3 over and above such premiums paid during the Base Period as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been previously occupied, the premiums during the "Base Period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period, the parties may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance
premium for the Base Period $   BASE   .  In no event, however, shall Lessee be
responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under paragraph 8.2.

        (b) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises. Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premiums and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance. Lessee's liability for premium increases shall be prorated on an annual basis.

        (c) If the Premises are part of a larger building, then Lessee shall not be responsible for paying any increase in the property insurance premium caused by the acts or omissions of any other tenant of the building of which the Premises are a part.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3.

        8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessor's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risks of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.



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
9.      DAMAGE OR DESTRUCTION.
        9.1     Definitions.

                (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to [illegible] that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the fair market value of such building as a whole immediately prior to such damage or destruction.

                (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the fair market values of such building as a whole immediately prior to such damage or destruction.

                (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

        9.2 Partial Damage - Insured Loss. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

        9.3 Partial Damage - Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which fails within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense). Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage in the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible if Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

        9.4 Total Destruction. If at any time during the term of this Lease there is damage, whether or not an insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

        9.5     Damage Near End of Term.
                (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6     Abatement of Rent: Lessee's Remedies.

                (a) In the event of damage described in paragraph 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration, in such event this Lease shall terminate as of the date of such notice.

        9.7 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.8 Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased properly is destroyed and agree that such event shall be governed by the terms of this Lease.

10.     REAL PROPERTY TAXES.

        10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in paragraph 10.3 applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1988, 1989. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year. Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

        10.2 Additional Improvements. Notwithstanding paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

        10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

        10.4 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.5    Personal Property Taxes.

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon, if any such services are not separately metered to Lessee. Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

        12.2    Lessee Affiliate.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall be necessary.

        12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or after the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

        12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

                                               Initials:
                                                        ------------------------

                                                        ------------------------
GROSS

13.     DEFAULTS: REMEDIES.

        13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and branch of this Lease by Lessee.

                (a)  The vacating or abandonment of the premises by Lessee.

                (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, [COPY ILLEGIBLE] where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee in the event that Lessor serves [COPY ILLEGIBLE] with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute [COPY ILLEGIBLE] required by this subparagraph.

                (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) [COPY ILLEGIBLE]

                (d)(i) The making by Lessee of any general arrangement or assignment for the benefit of creditors [COPY ILLEGIBLE]

                (e) The discovery by Lessor that any financial statement given to Lessor by Lessee any assignment [COPY ILLEGIBLE] any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder and any [copy illegible]

        13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter [COPY ILLEGIBLE] without notice of demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach.

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall [COPY ILLEGIBLE] immediately surrender possession of the Premises to Lessor in such event, Lessor shall be entitled to recover from Lessor all [COPY ILLEGIBLE] Lessor by reason of Lessee's default including but not limited to, the cost of recovering possession of the Premises expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees and any real estate commission [COPY ILLEGIBLE] worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this lease.

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

        13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days [COPY ILLEGIBLE] performance then Lessor shall not be in default if Lessor commences performance within such 30 day period and thereafter [COPY ILLEGIBLE] the same to completion.


        13.4    Late Charges.  Lessee           [COPY ILLEGIBLE]
Lessor to incur costs not                       [COPY ILLEGIBLE]
not limited to processing and                   [COPY ILLEGIBLE]
covering the Premises .  Accordingly,           [COPY ILLEGIBLE]
with ten (10) days after such amount            [COPY ILLEGIBLE]
equal to 6% of such overdue amount              [COPY ILLEGIBLE]
will incur by reason of late payment by Lessee  [COPY ILLEGIBLE]
with respect to such overdue                    [COPY ILLEGIBLE]
late charge is payable hereunder                [COPY ILLEGIBLE]
and payable quarterly in advance                [COPY ILLEGIBLE]

        13.5    Impounds.                       [COPY ILLEGIBLE] monetary
obligations of Lessee under the terms  [COPY ILLEGIBLE] required under this
Lease                       [COPY ILLEGIBLE] and insurance expenses on the
[COPY ILLEGIBLE] payment when due before delinquent, of any of   [COPY
ILLEGIBLE] Lessee under the provisions of this paragraph are insufficient [COPY ILLEGIBLE] premiums as the same become due Lessee shall pay to Lessor upon Lessor's [COPY ILLEGIBLE] such additional sums [COPY ILLEGIBLE] to any such obligations. All the obligations of lessee to perform under this Lease [COPY ILLEGIBLE] of this paragraph may at the option of lessor be applied to the payment of any [COPY ILLEGIBLE] of lessee in [COPY ILLEGIBLE] of reel property tax and insurance premiums.

14. CONDEMNATION. If the Premises, any portion [COPY ILLEGIBLE] of the exercise of said power (all of which are hereon called condemnation [COPY ILLEGIBLE] date the condemning authority takes title or possession which or first occurs [COPY ILLEGIBLE] more than 25% of the land area of the Premises which is not occupied by any [COPY ILLEGIBLE] option to be exercised in writing only with ten (10) days after lessor shall have given Lessee written notice of such taking (or in the absence of such notice within ten (10) days after the condemning authority shall have taken possession) terminate this lease as of the [COPY ILLEGIBLE] condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall [COPY ILLEGIBLE] and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.     BROKER'S FEE.
        (a) Upon execution of this Lease by both parties, Lessor shall pay to Greystone, A Development Company and authorized brokers. Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ as agreed, for brokerage services rendered by said broker(s) to Lessor in this transaction.

        (b) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the ????? cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, than as to any of said transactions. Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of the Lease.

        (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association or other entity having an ownership interest in said real property or any part thereof when such fee is due hereunder. Any transferee of Lessor's interest in this Lease whether such transfer is by agreement of by operation ???? shall be deemed to have assumed Lessor's obligation under this Paragraph 15.

16.     ESTOPPED CERTIFICATE.

        (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified in full force and effect (or, if modified stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

        (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

        (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessor hereby agrees to [illegible] to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.  TIME OF ESSENCE.  Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such mailer shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease. Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short-term" memorandum of this Lease for recording purposes.

26.  HOLDING OVER.  See Addendum to lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30.  SUBORDINATION.

        (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39.  OPTIONS.

        39.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor, (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised or assigned to any

                                                        INITIALS [ILLEGIBLE]
                                                                 -----------

                                                        INITIALS [ILLEGIBLE]
                                                                 -----------

Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extent or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

              (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13 1(b) or 13 1(c) and continuing until the default alleged in such notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraph 13 1(a), 13 1(d), or 13 1(e) (without any necessity of Lessor to give notice of such default to Lessee) or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13 1(b), where a late charge becomes payable under paragraph 13.4 for each of such defaults, or paragraph 13 1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

              (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39 4(a).

              (c) All rights to Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option. If, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13 1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13 1(a), 13 1(d) or 13 1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13
1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and the regulations shall be deemed a material breach of this Lease by Lessee occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 26 through 51 which constitutes a part of this Lease.

        See Addendum to lease.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING
     THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

 The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Executed at San Diego, California               GREYSTONE, A DEVELOPMENT COMPANY
            -----------------------------       ----------------------------------------

on March 23, 1988                               By   /SIG/
   --------------------------------------          -------------------------------------

Address 7940 Silverton Ave., Suite 101          By
        ---------------------------------          -------------------------------------

        San Diego, CA 92126                              "LESSOR" (Corporate seal)
        ---------------------------------

Executed at San Diego, California
           ------------------------------

on March 23, 1988                               By /s/ ROBERT P. AKINS
   --------------------------------------          -------------------------------------
                                                   Robert P. Akins                R.P.A.

Address 7887 Dunbrook Rd., Suite H              By
        ---------------------------------          -------------------------------------

        San Diego, CA 92126                              "LESSEE" (Corporate seal)
        ---------------------------------

For these forms write or call the American Industrial Real Estate Association, 345 South Figueroa St., M-1, Los Angeles, CA 90071


1980 - By American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                               ADDENDUM TO LEASE

LESSEE:  Cymer Laser Technologies, A California Corporation

DATE:    March 23, 1988

26) HOLDING OVER CLAUSE: If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term of lease or term of exercised option(s) hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the current monthly rental rate shall increase by 10%. All options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

47) 30 DAY NOTICE CLAUSE. Any lease whether for a specific term, month to month, or which becomes month to month as a result of holding over pursuant to paragraph 26 of Lease shall require a 30 day written notice by either Lessee or Lessor that the tenancy will be terminated in order to allow both Lessee and Lessor adequate time to make new arrangements.

48)      PARKING.  Lessee shall have nonexclusive use of 18 parking spaces.

49)      RULES AND REGULATIONS: Attached hereto, Exhibit "A".

50) NO RELATIONSHIP WITH SERVICE AGREEMENT. This lease between Lessee and Lessor is not a part of, related or connected to, or dependent or conditioned upon the continued existence of any service agreement which may exist between Lessee and Greystone Business Services, Inc., a California corporation. No default under this Lease by either party shall constitute a default under the terms of any such service agreement, nor shall a default under the service agreement constitute a default under this Lease.

(51) TENANT IMPROVEMENTS. Lessor will provide at Lessor's sole cost and expense tenant improvements as listed below.

                 1.       Paint Suite G.
                 2.       Clean carpets in Suite G.
                 3.       Add an opening between the two unit G & H.



DATE:3/31/88                                             DATE:3/31/88

Signed by:                                               Signed by:

        [Illegible]                                          ROBERT P. AKINS
- ---------------------------                              -----------------------
LESSOR                                                   LESSOR

                                  EXHIBIT "A"

                             RULES AND REGULATIONS

1) SIGNS/WINDOWS. All tenant (Lessee) identification signs shall be provided at the expense of the Lessee and must conform to the size, color and material as specified by Lessor. No sign, placard, picture, advertisement, name or notice shall be attached to any part of the outside of any building and if so placed Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice at Lessee's expense. Lessee shall not place nor allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased premises nor conflict with the above. Window coverings to be installed by Lessee shall be 1-inch bronze metal horizontal mini-blinds. Lessee is responsible to keep windows washed inside. No awning or shade shall be affixed or installed over or in the windows or the exterior of the premises.

2) COMMON AREA/ROOF. The sidewalks, entrances and exits, hall passages and stairways, if any, shall not be obstructed or used by Lessee for any purpose other than for ingress and egress. The hall passages, exits, entrances, stairways and roofs are not for the use of the ????? at public and Lessor shall in all cases retain the right to control and prevent such access thereto by all persons whose presence in the judgement of the Lessor shall be prejudicial herein contained shall be to the safety character, regulation and interests of the premises and Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. Neither Lessee nor employees or invites of Lessee shall go upon the roof on any building.

3) ADVERTISING. Lessee shall not use the name of the building in connection with or in promoting or advertising the business for Lessee except as to Lessee's address. Lessor shall have the right to prohibit the use of the name of the project or other publicity Lessee which in Lessor's opinion tends to impair the reputation of the project or its desirability for the other Lessees. Lessees will refrain from or discontinue such publicity upon notification by Lessor.

4) LOCKS. No additional locks or bolts shall be placed upon any of the doors or windows by Lessee, nor shall any changes be made in existing locks or the mechanisms thereof. Lessee must upon the termination of Lessee's tenancy return to Lessor all keys either furnished to or otherwise procured by Lessee. In the event of the loss of any keys so furnished, Lessee shall pay to Lessor the cost thereof.

5) SOLICITATIONS. Lessee shall not, except as previously approved by Lessor, disturb, solicit or canvass any occupant of the project and shall cooperate to prevent the same.

6) USE OF PREMISES. The premises will not be used for any type of boiler room operations as the word is commonly used in the telemarketing industry.
The leased premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purpose or for any purpose that will damage the premises or the reputation thereof or for any purpose other than that specified in the lease covering the premises. Any use other than what is set forth in
Section 6 of Lease must require prior written approval by Landlord.

7) PARKING. The parking areas within the office park complex shall be used solely for the parking of passenger vehicles during the normal office hours. The parking of trucks, trailers, recreational vehicles and campers is specifically prohibited. No vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformation with all signs and other markings.

8) NUISANCES. Lessee shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein nor shall any animals or birds be brought in or kept in or about the premises of the project. Lessee shall maintain the leased premises free from mice, bugs and ants attracted by food, water storage materials. Lessor is responsible for maintaining the outside area.

9) DANGEROUS ARTICLES. Lessee shall not use or keep on the premises of the complex any kerosene, gasoline or inflammable or combustible fluid or material, or any article deemed extra hazardous on account of fire or other dangerous properties or use any other method of heating or air conditioning other than supplied by Lessor.

10) IMPROPER CONDUCT. Lessor reserves the right to exclude or expel from the complex any person who in the judgement of the Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules & Regulations of said project.

11) WIRING. No electric wires, or any other electrical apparatus, or additional electrical outlets, shall be installed except with written request to and written approval from Lessor. Any installation of above wiring shall be removed by Lessor at Lessee's expense. Lessor reserves the right to enter upon the leased premises for the purpose of installing additional electrical for the benefit of the Lessee or adjoining tenants. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. The location of telephones, call boxes and other equipment affixed to the premises shall be subject to the approval by Lessor.

12)     AUCTION.  No auction, public or private will be permitted.

13) EXTERIOR. Lessee shall not place any improvements or movable object including antennas, outside furniture, etc. in the parking areas, landscaped area or other areas outside of the leased premises, or on the roof of any building.

14) SECURITY PRECAUTIONS. All entrance doors shall be closed and securely locked when the premises are not in use. Lessee must observe strict care and caution that all water faucets or any other apparatus is shut off before Lessee or Lessee's employees leave the premises and that all electricity, gas, etc. shall likewise be carefully shut off so as to prevent waste or damage.

15) REST ROOM FACILITIES. The washrooms and restrooms and appurtenances thereto shall not used for any other use than those for which they were constructed. No sweepings, rubbish, rags or other foreign substances shall be thrown or placed therein. No person shall waste water by interfering or tampering with the faucets. Any damages resulting in soiled washrooms or restrooms or appurtenances shall be paid for by the Lessee who, or whose agents, guests or employees shall cause such damage.

16) DAMAGE. Walls, floors, and ceilings shall not be defaced in any way and no one shall be permitted to mark, nail, screw or drill in to surfaces, paint or in any way mar the building surface. Pictures, certificates, licenses and similar items normally used in Lessee's premises may be carefully attached to the walls or other surfaces shall be repaired by Lessee.

17) FURNITURE, SAFES/MOVING. Furniture, freight, equipment, safes or other bulky articles shall be moved in to or out to the complex only in the manner and at such times as Lessor may direct. Lessee shall not overload the floor of the premises or in any way deface the premises or any part thereof. Lessor shall in all cases have the right to determine or limit the weight, size and position of all safes and other heavy equipment. Lessor will not be responsible for loss or damage to any safe or other property of Lessee from any cause. All damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

18) PROPERTY LOSS. Lessor shall not be responsible to Lessee for any loss of property on the premises, however occurring or for any damage done to the effect of Lessee by employees or any other person.

19) REQUIREMENTS OF LESSEE. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instruction from Lessor. Lessee shall give Lessor prompt notice of any defects in the water, sewage, gas pipes, fixtures, heating apparatus, or any other service equipment.

20) TRUCK DOORS. All trucks doors shall not be open more than three feet except for ingress and egress.

21) CREDIT VERIFICATION. Lessee grants Lessor the right to make credit inquiries at any time during the term of the Lease.

22) RULES AND REGULATIONS. Rules may be modified, amended or supplements at any time by Lessor upon notice to Lessee.

                            CYMER LASER TECHNOLOGIES

                  SCHEDULE 3.12 Tangible Assets and Equipment




See attached list.

                            CYMER LASER TECHNOLOGIES
                              CAPITAL EXPENDITURES
As of March 31, 1988

Asset     Date         Dept          Description                                  Life       Price        Vendor
- -----------------------------------------------------------------------------------------------------------------------
87-1001  10/16/87      700 AT&T 6300 w/Monitor (s/n 0332921)                         36    $2,097.20    DataSource
87-1002  10/16/87      700 Diablo 635 Full Character Printer (s/n)                   36    $1,134.20    Computer Club
87-1003  10/16/87      100 HP 7475A Plotter (s/n 2641V03960)                         36    $1,551.96    Nitro Micro
87-1004  10/23/87      100 Macintosh SE (s/n F7422NEMO11)                            36    $2,846.10    Wabash Computer
87-1005  10/23/87      100 Laserwriter Plus (s/n F742OZNMO198)                       36    $4,335.40    Wabash Computer
87-1006  10/23/87      300 Macintosh SE (s/n F713A2HM5011)                           36    $2,846.10    Wabash Computer
87-1007  10/23/87      700 Macintosh SE w/Imagewriter II (s/n F7422Z1M5011)          36    $3,343.24    Wabash Computer
87-1008  10/23/87      700 Macintosh SE w/Imagewriter II (s/n F7422Z4M5011)          36    $3,459.84    Wabash Computer
87-1009  10/28/87      700 2-Pen Recorder w/ (2) M5 (s/n 6081194)                    36    $1,806.84    Goerz Metrawatt
87-1010  11/12/87      100 50 MB External Hard Drive Jasmine (s/n K001731)           36    $1,291.80    Computerware
87-1011  12/14/87      700 Optical Table w/5 Legs (s/n 2168)                         36    $4,237.88    Newport Corp
87-1012  12/23/87      500 Water Chiller Part# 600715 (s/n 87MML61330-1)             36    $3,642.30    Nes Lab
87-1013  12/28/87      500 Water Chiller Model# CH 1000 A 1320 (s/n 1646)            36    $2,936.00    Remcor
87-1014  10/27/87      700 HP 1741A O'scope w/ 197B Camera (s/n 2305A 11537)         36    $3,609.25    Electro Rent
87-1015  10/27/87      700 HP 8013B Pulse Generator (s/n 2110A 13472)                36    $1,118.25    Electro Rent
87-1016  12/12/87      500 Pump D8AC 115/1/50-60 (s/n 1287425077)                    36    $2,495.08    Leybold
88-1017  1/10/88       700 Ultraviolet Calorimete - Water Cooled (s/n 113)           36    $2,183.30    Scientech
88-1018  2/18/88       500 ProfitKey Int'l MRP Software Sys                          36   $31,550.00    ProfitKey
88-1019  2/18/88       500 NRC Tower - XP w/ Terminals & Printer (s/n 36-16800124)   36   $16,882.10    ProfitKey
88-1020  2/5/88        700 Air-spaced Etalon (FPA-305)                               36    $6,267.75    Tec Optics
88-1021  2/23/88       100 FAX Machine Model 60 (s/n 70801099)                       36    $2,988.98    CopyLine
88-1022  2/17/88       500 1200 Watt Power Supply for NCR Tower (s/n)                36    $1,623.49    Generator Power
88-1023  2/20/88       700 EG&G Reticon                                              36    $3,177.70    E G & G Reticon
88-1024  2/26/88       700 Enco Mill Drill w/ Stand                                  36    $1,180.84    Hammond Machine
88-1025  2/29/88       700 Cylindrical Beam Expander                                 36    $2,754.00    Rocky Mountain
88-1026  2/29/88       700 Air-spaced Etalon (FPA-3OS)                               36    $7,770.10    Tec Optics
88-1027  3/1/88        700 2-Pen Recorder w/ (2) M5 (s/n 8057383)                    36    $1,890.21    Goerz Metrawatt
88-1028  3/10/88       500 Gas Leak Detector M7952 Delux Model                       36    $1,062.91    M G industries
88-1029  3/22/88       500 Ultrasonic Cleaner(s/n NM1247)                            36    $4,049.20    Electrowave
88-1030  3/31/88       500 Pallet Lifter Model# 1518T9 (s/n 324555)                  36    $2,660.60    BigJoe California
88-1031  3/31/88       500 Macintosh SE w/ImageWriter II (s/n F7194GSM5011)          36    $3,370.80    Computers Unlim

                                                                Total Capital            $132,163.42

                                 Schedule 3.14
                               Proprietary Rights


         Cymer Laser Technologies, Inc. has applied for a patent dated January 15, 1988, U.S. Patent Office Serial No. 144799, entitled "Compact Excimer Laser".

         Cymer is aware of certain patents issued to Mr. Gordon Gould in October 1977 and July 1979 as well as certain other patent applications of Mr. Gould believed to be pending before the U.S. Patent Office which relate to certain elements of basic laser technology. These claims of Mr. Gould have raised a state of confusion in the laser industry, in that many of these claims may have been covered by prior patents issued to others and under which many manufacturers of lasers have paid royalties pursuant to licensing arrangements. During fiscal 1987 the two courts upheld the Gould patents as valid. However, neither of these decisions is binding upon Cymer and no determination has been made as to whether Cymer's products infringe the Gould patents. If the Gould patent claims are found to be valid and Cymer's products are found to infringe such patents, such findings could have a significant impact on Cymer's gross profits. If Gould's patent claims are found to be valid it is likely that the effect of these findings will be shared among other manufacturers of similar devices.

         The Company received a letter dated July 29, 1987 from Questek, Inc. relating to United States Patent No. 4,611,270 requesting information regarding possible patent infringement. The Company responded on August 26, 1987 that it did not believe that any of its products infringed on the stated patent.

         Information regarding matters discussed in the previous two paragraphs is attached to this schedule.

                                                                         D- 2109




                              A S S I G N M E N T


              WHEREAS, we,           Robert P. Akins

              and                    Donald G. Larson

                                     Uday K. Sengupta and Richard L. Sandstrom

of the County of San Diego State of California

       County of San Diego State of California

       County of San Diego State of California

       County of San Diego State of California

respectively, have invented certain new and useful improvements in COMPACT EXCIMER LASER for which we have today executed application papers for United States Letters Patent thereon; and

         WHEREAS, CYMER LASER TECHNOLOGIES a corporation of the State of California, hereinafter called Assignee and having its offices and place of business at 7887 Dunbrook Road, Suite H, San Diego, California 92126 is desirous of acquiring the entire right, title and interest in and to the aforesaid invention and in and to any and all Letters Patent therefor granted in the United States of America, and in any and all countries foreign thereto;

         NOW, THEREFORE, TO WHOM IT MAY CONCERN, be it known that for and in consideration of the sum of One Dollar ($1.00) to each of us in hand paid by the said Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we Robert P. Akins and Donald G. Larson, Uday K. Sengupta and Richard L. Sandstrom by these presents do sell, assign and transfer unto said Assignee, its successors, assigns and legal representatives, the full and exclusive right, title and interest for the territory of the United States of America and all countries foreign thereto (including the right to apply for Letters Patent in foreign countries in its own name and to claim any priority rights for such foreign applications to which such applications are entitled under international conventions, treaties, or otherwise), in and to the said invention as described in said application and in and to all Letters Patent granted therefor, and all divisions, reissues and continuations thereof, and we hereby authorize and request the Commissioner of Patents to issue all Letters Patent on said inventions or resulting therefrom to said Assignee as assignee of the entire right, title and interest, and we covenant that we have full right so to do and agree that we will communicate to said Assignee, or its successors, any and all facts known to us regarding said invention whenever requested, and will testify in any legal proceeding, sign all lawful papers, execute all divisional, reissue and continuation applications, and generally do everything possible to aid said Assignee, its successors and assigns, to obtain and enforce proper patent protection for said invention in all countries.

              Executed this 14th day of January, 1988


                                              ROBERT P. AKINS
                                              ------------------------------
                                              Robert P. Akins

                                              DONALD G. LARSON
                                              ------------------------------
                                              Donald G. Larson

                                              UDAY K. SENGUPTA
                                              ------------------------------
                                              Uday K. Sengupta

                                              RICHARD L. SANDSTROM
                                              ------------------------------
                                              Richard L. Sandstrom


STATE OF_____________________ )
                              )  SS.
COUNTY OF____________________ )



         On this 14th day of January 1988, before me personally appeared Robert
P. Akins, Donald G. Larson, Uday K. Sengupta and Richard L. Sandstrom to me known to be the persons whose names are subscribed to the foregoing instrument and who acknowledge that they executed said instrument as their free and voluntary act and for the uses and purposes therein expressed.




                                                          BETTY A. REGO
                                                  -----------------------------
                                                          Notary Public
                           OFFICIAL SEAL
                           BETTY A. REGO
             [SEAL]  NOTARY PUBLIC - CALIFORNIA
                          SAN DIEGO COUNTY
                    My comm. expires Feb. 8, 1991

Applicant or Patentee:    Robert P. Akins et al                Attorney's
Serial or Patent No.:                                          Docket No.: 2109
Filed or Issued:
For:                      COMPACT EXCIMER LASER



         VERIFIED STATEMENT (DECLARATION) CLAIMING SMALL ENTITY STATUS
              (37 CFR 1.9(f) and 1.27(c)) - SMALL BUSINESS CONCERN

I hereby declare that I am
     [ ]  the owner of the small business concern identified below:
     [X] an official of the small business concern empowered to act on behalf of the concern identified below:


     NAME OF CONCERN                     CYMER LASER TECHNOLOGIES
     ADDRESS OF CONCERN                  7887 Dunbrook Road, Suite H
                                         San Diego, California 92126

I hereby declare that the above identified small business concern qualifies as a small business concern as defined in 13 CFR 121.3-18, and reproduced in 37 CFR 1.9(d), for purposes of paying reduced fees under section 41(a) and (b) of Title 35, United States Code, in that the number of employees of the concern, including those of its affiliates, does not exceed 500 persons. For purposes of this statement, (1) the number of employees of the business concern is the average over the previous fiscal year of the concern of the persons employed on a full-time, part-time or temporary basis during each of the pay periods of the fiscal year, and (2) concerns are affiliates of each other when either, directly or indirectly, one concern controls or has the power to control the other, or a third party or parties controls or has the power to control both.

I hereby declare that rights under contract or law have been conveyed to and remain with the small business concern identified above with regard to the invention, entitled COMPACT EXCIMER LASER by inventor(s) Robert P. Akins, Donald G. Larson, Uday K. Sengupta, Richard L. Sandstrom described in

     [X]  the specification filed herewith
     [ ]  application serial no. _______________________, filed _______________.
     [ ]  patent no. ____________________________, issued _____________________.

If the rights held by the above identified small business concern are not exclusive, each individual, concern or organization having rights to the invention is listed below* and no rights to the invention are held by any person, other than the inventor, who could not qualify as a small business concern under 37 CFR 1.9(d) or by any concern which would not qualify as a small business concern under 37 CFR 1.9(d) or a nonprofit organization under 37 CFR 1.9(e). *NOTE: Separate verified statements are required from each named person, concern or organization having rights to the invention averring to their status as small entities. (37 CFR 1.27) NONE

NAME ___________________________________________________________________________
ADDRESS ________________________________________________________________________
        [ ] INDIVIDUAL  [ ] SMALL BUSINESS CONCERN  [ ] NONPROFIT ORGANIZATION

NAME ___________________________________________________________________________
ADDRESS ________________________________________________________________________
        [ ] INDIVIDUAL  [ ] SMALL BUSINESS CONCERN  [ ] NONPROFIT ORGANIZATION

I acknowledge the duty to file, in this application or patent, notification of any change in status resulting in loss of entitlement to small entity status prior to paying, or at the time of paying, the earliest of the issue fee or any maintenance fee due after the date on which status as a small entity is no longer appropriate. (37 CFR 1.28(b))

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under section 1001 of Title 18 of the United States Code, and that such willful false statements may jeopardize the validity of the application, any patent issuing thereon, or any patent to which this verified statement is directed.

NAME OF PERSON SIGNING                  Robert P. Akins
TITLE OF PERSON OTHER THAN OWNER        President
ADDRESS OF PERSON SIGNING               7887 Dunbrook Road, Suite H
                                        San Diego, California 92126
SIGNATURE  /s/ Robert P. Akins                                 Date /s/ 1/13/88

- --------------------------------------------------------------------------------
COMBINED DECLARATION FOR PATENT APPLICATION AND    |    ATTORNEY'S DOCKET NUMBER
POWER OF ATTORNEY                                  |                2109
(Includes Reference to PCT International           |
Applications)                                      |
- --------------------------------------------------------------------------------

        As a below named inventor, I hereby declare that:

My residence, post office address and citizenship are as stated below next to my name:

I believe I am the original, first and sole inventor (if only one name is listed below) or an original, first and joint inventor (if plural names are listed below) of the subject matter which is claimed and for which a patent is sought on the invention entitled:

                             COMPACT EXCIMER LASER
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

the specification of which (check only one item below):

        [X] is attached hereto.

        [ ] was filed as United States application

            Serial No. _________________________________________________________

            on _________________________________________________________________

            and was amended

            on _________________________________________________(if applicable).

        [ ] was filed as PCT international application

            Number _____________________________________________________________

            on _________________________________________________________________

            and was amended under PCT Article 19

            on _________________________________________________(if applicable).


I hereby state that I have reviewed and understand the contents of the above-identified specification, including the claims, as amended by any amendment referred to above.

I acknowledge the duty to disclose information which is material to the examination of this application in accordance with Title 37, Code of Federal Regulations, Section 1.56(a).

I hereby claim foreign priority benefits under Title 35, United States Code,
Section 119 of any foreign application(s) for patent or inventor's certificate or of any PCT international application(s) designating at least one country other than the United States of America listed below and have also identified below any foreign application(s) for patent or inventor's certificate or any PCT international application(s) designating at least one country other than the United States of America filed by me on the same subject matter having a filing date before that of the application(s) of which priority is claimed:


- --------------------------------------------------------------------------------
PRIOR FOREIGN/PCT APPLICATION(S) AND ANY PRIORITY CLAIMS UNDER 35 U.S.C. 119:
- --------------------------------------------------------------------------------

       COUNTRY         APPLICATION NUMBER    DATE OF FILING    PRIORITY CLAIMED
(If PCT, indicate PCT)                     (day, month, year)  UNDER 35 USC 119
- --------------------------------------------------------------------------------
                                                               [ ] YES   [ ] NO
- --------------------------------------------------------------------------------
                                                               [ ] YES   [ ] NO
- --------------------------------------------------------------------------------
                                                               [ ] YES   [ ] NO
- --------------------------------------------------------------------------------
                                                               [ ] YES   [ ] NO
- --------------------------------------------------------------------------------
                                                               [ ] YES   [ ] NO
- --------------------------------------------------------------------------------

PTO 1391 (REV 10-83)         Page 1 of 3            U.S. DEPARTMENT OF COMMERCE
                                                    Patent and Trademark Office

- --------------------------------------------------------------------------------
COMBINED DECLARATION FOR PATENT APPLICATION AND    |    ATTORNEY'S DOCKET NUMBER
POWER OF ATTORNEY (CONTINUED)                      |                2109
(Includes Reference to PCT International
Applications)
- --------------------------------------------------------------------------------
I hereby claim the benefit under Title 35, United States Code, Section 120 of any United States application(s) or PCT international application(s) designating the United States of America that is/are listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in that/those prior application(s) in the manner provided by the first paragraph of Title 35, United States Code, Section 112, I acknowledge the duty to disclose material information as defined in Title 37, Code of Federal Regulations,
Section 1.56(a) which occurred between the filing date of the prior application(s) and the national or PCT international filing date of this application:
- --------------------------------------------------------------------------------
PRIOR U.S. APPLICATIONS OR PCT INTERNATIONAL APPLICATIONS DESIGNATING THE U.S.
FOR BENEFIT UNDER 35 U.S.C. 120:
- --------------------------------------------------------------------------------

                 U.S. APPLICATIONS                     STATUS (Check One)
- --------------------------------------------------------------------------------
U.S. APPLICATION NUMBER     U.S. FILING DATE    PATENTED    PENDING    ABANDONED
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
      PCT APPLICATIONS DESIGNATING THE U.S.
- --------------------------------------------------------------------------------
PCT APPLICATION NO.   PCT FILING DATE  U.S. SERIAL NUMBERS
                                        ASSIGNED (if any)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     POWER OF ATTORNEY: As a named inventor, I hereby appoint the following attorney(s) and/or agent(s) to prosecute this application and transact all business in the Patent and Trademark Office connected therewith. (List name and registration number)
                  CHARLES H. SCHWARTZ, Registration No. 20,472
                  ELLSWORTH R. ROSTON, Registration No. 16,310
- --------------------------------------------------------------------------------
Send Correspondence to:                              Direct Telephone Calls to:
     ROSTON & SCHWARTZ                               (name and telephone number)
     5900 Wilshire Boulevard, Suite 1430             CHARLES H. SCHWARTZ and/or
     Los Angeles, California  90036                  ELLSWORTH R. ROSTON
                                                     (213) 938-3657
- --------------------------------------------------------------------------------

      FULL NAME     FAMILY NAME            FIRST GIVEN NAME             SECOND GIVEN NAME
     OF INVENTOR    AKINS                  ROBERT                       P.
     ------------------------------------------------------------------------------------------
201  RESIDENCE &    CITY                   STATE OR FOREIGN COUNTRY     COUNTRY OF CITIZENSHIP
     CITIZENSHIP    San Diego              California                   U.S.A.
     -------------------------------------------------------------------------------------------
     POST OFFICE    POST OFFICE ADDRESS    CITY                         STATE & ZIP CODE/COUNTRY
       ADDRESS      12544 Camarero Court   San Diego                    California 92130
- ------------------------------------------------------------------------------------------------
      FULL NAME     FAMILY NAME            FIRST GIVEN NAME             SECOND GIVEN NAME
     OF INVENTOR    LARSON                 DONALD                       G.
     -------------------------------------------------------------------------------------------
202  RESIDENCE &    CITY                   STATE OR FOREIGN COUNTRY     COUNTRY OF CITIZENSHIP
     CITIZENSHIP    San Diego              California                   U.S.A.
     -------------------------------------------------------------------------------------------
     POST OFFICE    POST OFFICE ADDRESS    CITY                         STATE & ZIP CODE/COUNTRY
       ADDRESS      10650 Oakbend Drive    San Diego                    California 92130
- ------------------------------------------------------------------------------------------------
      FULL NAME     FAMILY NAME            FIRST GIVEN NAME             SECOND GIVEN NAME
     OF INVENTOR    SENGUPTA               UDAY                         K.
     -------------------------------------------------------------------------------------------
203  RESIDENCE &    CITY                   STATE OR FOREIGN COUNTRY     COUNTRY OF CITIZENSHIP
     CITIZENSHIP    Del Mar                California                   U.S.A.
     -------------------------------------------------------------------------------------------
     POST OFFICE    POST OFFICE ADDRESS    CITY                         STATE & ZIP CODE/COUNTRY
       ADDRESS      14047-H Mango Drive    Del Mar                      California 92014
- ------------------------------------------------------------------------------------------------

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under section 1001 of Title 18 of the United States Code, and that such willful false statements may jeopardize the validity of the application or any patent issuing thereon.
- --------------------------------------------------------------------------------
SIGNATURE OF INVENTOR 201  SIGNATURE OF INVENTOR 202  SIGNATURE OF INVENTOR 203
/s/ Robert P. Akins        /s/ Donald G. Larson       /s/ Uday K. Sengupta
- --------------------------------------------------------------------------------
DATE                       DATE                       DATE
    1/14/88                    1/14/88                    Jan 14, 1988
- --------------------------------------------------------------------------------
PTO 1391 (REV 10-83)         Page 2 of 3             U.S. DEPARTMENT OF COMMERCE
                                                     Patent and Trademark Office

- --------------------------------------------------------------------------------
COMBINED DECLARATION FOR PATENT APPLICATION AND    |    ATTORNEY'S DOCKET NUMBER
POWER OF ATTORNEY (CONTINUED)                      |                2109
(Includes Reference to PCT International
Applications)
- --------------------------------------------------------------------------------
I hereby claim the benefit under Title 35, United States Code, Section 120 of any United States application(s) or PCT international application(s) designating the United States of America that is/are listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in that/those prior application(s) in the manner provided by the first paragraph of Title 35, United States Code, Section 112, I acknowledge the duty to disclose material information as defined in Title 37, Code of Federal Regulations,
Section 1.56(a) which occurred between the filing date of the prior application(s) and the national or PCT international filing date of this application:
- --------------------------------------------------------------------------------
PRIOR U.S. APPLICATIONS OR PCT INTERNATIONAL APPLICATIONS DESIGNATING THE U.S.
FOR BENEFIT UNDER 35 U.S.C. 120:
- --------------------------------------------------------------------------------

                 U.S. APPLICATIONS                     STATUS (Check One)
- --------------------------------------------------------------------------------
U.S. APPLICATION NUMBER     U.S. FILING DATE    PATENTED    PENDING    ABANDONED
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
      PCT APPLICATIONS DESIGNATING THE U.S.
- --------------------------------------------------------------------------------
PCT APPLICATION NO.   PCT FILING DATE  U.S. SERIAL NUMBERS
                                        ASSIGNED (if any)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     POWER OF ATTORNEY: As a named inventor, I hereby appoint the following attorney(s) and/or agent(s) to prosecute this application and transact all business in the Patent and Trademark Office connected therewith. (List name and registration number)
                  CHARLES H. SCHWARTZ, Registration No. 20,472
                  ELLSWORTH R. ROSTON, Registration No. 16,310
- --------------------------------------------------------------------------------
Send Correspondence to:                              Direct Telephone Calls to:
     ROSTON & SCHWARTZ                               (name and telephone number)
     5900 Wilshire Boulevard, Suite 1430             CHARLES H. SCHWARTZ and/or
     Los Angeles, California  90036                  ELLSWORTH R. ROSTON
                                                     (213) 938-3657
- --------------------------------------------------------------------------------

      FULL NAME     FAMILY NAME            FIRST GIVEN NAME             SECOND GIVEN NAME
     OF INVENTOR    SANDSTROM              RICHARD                      L.
     ------------------------------------------------------------------------------------------
201  RESIDENCE &    CITY                   STATE OR FOREIGN COUNTRY     COUNTRY OF CITIZENSHIP
     CITIZENSHIP    Encinitas              California                   U.S.A.
     -------------------------------------------------------------------------------------------
     POST OFFICE    POST OFFICE ADDRESS    CITY                         STATE & ZIP CODE/COUNTRY
       ADDRESS      305 Trailview          Encinitas                    California 92024
- ------------------------------------------------------------------------------------------------
      FULL NAME     FAMILY NAME            FIRST GIVEN NAME             SECOND GIVEN NAME
     OF INVENTOR
     -------------------------------------------------------------------------------------------
202  RESIDENCE &    CITY                   STATE OR FOREIGN COUNTRY     COUNTRY OF CITIZENSHIP
     CITIZENSHIP
     -------------------------------------------------------------------------------------------
     POST OFFICE    POST OFFICE ADDRESS    CITY                         STATE & ZIP CODE/COUNTRY
       ADDRESS
- ------------------------------------------------------------------------------------------------
      FULL NAME     FAMILY NAME            FIRST GIVEN NAME             SECOND GIVEN NAME
     OF INVENTOR
     -------------------------------------------------------------------------------------------
203  RESIDENCE &    CITY                   STATE OR FOREIGN COUNTRY     COUNTRY OF CITIZENSHIP
     CITIZENSHIP
     -------------------------------------------------------------------------------------------
     POST OFFICE    POST OFFICE ADDRESS    CITY                         STATE & ZIP CODE/COUNTRY
       ADDRESS
- ------------------------------------------------------------------------------------------------

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under section 1001 of Title 18 of the United States Code, and that such willful false statements may jeopardize the validity of the application or any patent issuing thereon.
- --------------------------------------------------------------------------------
SIGNATURE OF INVENTOR 201 SIGNATURE OF INVENTOR 202 SIGNATURE OF INVENTOR 203 /s/ Richard L. Sandstrom
- --------------------------------------------------------------------------------
DATE                       DATE                       DATE
    1/14/88
- --------------------------------------------------------------------------------
PTO 1391 (REV 10-83)         Page 3 of 3             U.S. DEPARTMENT OF COMMERCE
                                                     Patent and Trademark Office

                            CYMER LASER TECHNOLOGIES

                        SCHEDULE 3.14 Proprietary Rights


See attached list.

                            CYMER LASER TECHNOLOGIES

            SCHEDULE 3.15(a)          Contracts and Other Agreements




List of contracts and other Agreements

1)     Minolta Copier Lease Agreement

2)     Consulting Agreement - Hitech Metallurgical Company

3)     Sales Order - GCA Purchase Order #4822

4)     Sales Order - GCA Purchase Order #8-288601-EA

5)     Purchase Order - Saphikon

6)     Purchase Order - E.E.V. Inc.

7)     Purchase Order - Accuratus Ceramic Corp

8)     Purchase Order - A.L.E. Systems Inc.

9)     Employee Stock Option Agreements

10)    Founder Stock Option Agreements

11)    Founder Stock Purchase Agreements

12)    Letter of Agreement - K-SUN, INC.

                              LETTER OF AGREEMENT
                                 April 27, 1988


This Letter of Agreement sets forth mutual agreements reached by Cymer Laser Technologies ("CYMER") and K-Sun, Inc. ("K-SUN") in consideration for the purchase amount of US$500,000 - by K-SUN of shares of Series A Preferred Stock of CYMER ("Series A") pursuant to the Series A Preferred Stock Purchase Agreement ("Purchase Agreement").

Upon K-SUN's purchase of shares of Series A, CYMER and K-SUN shall commence good faith negotiations to finalize and execute (or, as applicable, to cause execution of), within six months after the commencement of such negotiations, a Distribution Agreement between CYMER and Shin-Etsu Chemical Co., Ltd. ("Shin-Etsu") or its affiliates for the distribution of CYMER's products. Such Agreement shall grant Shin-Etsu or its affiliates the exclusive right to distribute CYMER's products in Japan and in such other countries in Asia as CYMER and Shin-Etsu may agree, and such right shall have an initial term of between three and five years.

In the event further investment by K-SUN is agreed upon between CYMER and K-SUN in the future, CYMER will consider, in good faith, whether such further investments can be made through a partnership structure.

CYMER confirms that CYMER shall enter into employment agreements in a form approved by the Board of Directors of CYMER with Dr. R. Akins, Dr. U. Sengupta, Dr. R. Sandstorm and other engineers involved in CYMER's R&D activities promptly after K-SUN's purchase of shares of Series A.

This Letter of Agreement shall not be deemed to create any obligation of K-SUN other than as set forth herein or as specifically provided in the Purchase Agreement, and in no event shall K-SUN's liability under the Purchase Agreement exceed the purchase price paid by K-SUN for Series A. Further, in any event this Letter of Agreement or the Purchase Agreement shall not be deemed to create any obligation of Shintech, Inc. or Shin-Etsu.

CYMER shall cause appropriate notice of this Agreement to be provided to the other purchasers of shares of Series A.


CYMER LASER TECHNOLOGIES                    K-SUN, INC.

By:  /s/ Robert P. Akins                    By:  /s/ G. R. Baker
   -------------------------------             -------------------------------

Name: Robert P. Akins                       Name: G. R. Baker
      ----------------------------                ----------------------------

Title: President                            Title: President
      ----------------------------                ----------------------------

                                                        [NOTARY STAMP]
with paragraph  .    the Agreement or take all actions necessary to either
purchase the Equipment or extend the lease term on a Fair Market Value basis. "Fair Market Value" will mean the amount that an informed and willing buyer or lessee (other than a lessee currently in possession or a used equipment dealer) and an informed and willing seller or lessor, each under no compulsion to sell, buy or lease, would be willing to pay or accept following an arm's-length negotiation. Costs of removal from the location of current use will not be deducted from such value, and all alternative uses in the hands of such buyer or user, including, without limitation, the further leasing of the Equipment, will be taken into account in determining such value.

11.     Execution of This Schedule and Any Required Supplement:
        By a supplement to this Schedule executed by you and me, you may require me to maintain maintenance agreements with respect to the Equipment and/or provide guaranties of my obligations under the Agreement. I will promptly execute and deliver to you any supplement to this Schedule required by you in connection with this Schedule and perform any obligations imposed on me by such supplement. You shall have no obligation under this Schedule nor shall you be obligated to purchase the Equipment until I have executed and delivered any required supplement to this Schedule and performed my obligations thereunder. This Schedule, by its execution by you ("you" being either PacifiCorp Credit, Inc. or PacifiCorp Business Credit, Inc., whichever signs this Schedule) and me, is made a part of the Agreement, and if this is the first Schedule executed by you, by execution of this Schedule you accept and agree to be bound by the Agreement.

                                 1 800 752-8811




                                 (MINOLTA LOGO)


                                     LEASE
                                    SCHEDULE
                                      ????

INSTRUCTIONS

This schedule (illegible)s for a lease option to purchase the equipment or extend the term of the agreement at the end of the initial lease term for its "Fair Market Value".

                            COMPLETING THE SCHEDULE

Fill in lease number from customer's Master Lease.

Fill in the date the master lease was signed.

Item #

1  Equipment - give complete description of each item of equipment.

2  Location of Equipment - show address, including county.

3  Initial Lease Term - number of months.

4 Security deposit - Indicate amount of lease security deposit (only if applicable).

5  Advance Rent - plus use tax (if applicable).

6 Rent - enter appropriate monthly rental payment. Use tax will be added monthly where applicable.

Signature:

  Lessor Section - will be filled in later.

  Lessee Section - fill in company name, obtain signature of authorized signer (indicate title). Fill in date and indicate address where the final executed copy should be mailed.

LESSEE:

Biolumen
- -------------------------------------
Lessee (full legal name)

7887 Dunbrook Ste H.
- -------------------------------------
Billing Address

San Diego,   S.D.        CA 92126
- -------------------------------------
City        County      State     Zip

Uday               (619) 549-6760
- -------------------------------------
Contact           Area Code     Phone


==========================================================================
   8-14                            19   86
- ----------------------------------   -------------------
Date Executed by the Lessee

The undersigned affirms that he/she is an authorized corporate officer or partner or proprietor of the above named lessee, and has the authority to execute this lease schedule on its behalf.

   /s/ (illegible)
- --------------------------------------
  Signature

Title  V.P. Marketing
- --------------------------------------

==========================================================================

LESSOR:

- ---------------------------------------

By
  -------------------------------------
   Signature and Title

Date Executed by the Lessor
                           -------------
Address:

- ----------------------------------------

- ----------------------------------------


                              Completed by Lessor

To Master Lease Agreement No.______________________ between the Lessor named below (referred to as "you") and the Lessee named below (referred to as "I" or

"me") executed by the Lessee on _________________________________________,

19_______ (the "Agreement").


1.  Equipment Description: (Include Quantity, Model and Serial No.)

1 ea EP450Z Minolta Copier System


3.  Initial Lease Term:

    24 Calendar Months (plus the number of days from the Commencement Date to the beginning of the first calendar month)

4.  Security Deposit:  $  0
                        ---------
5.  Advance Rent:      $  0           +  $
                        ---------         ---------------------
                                          Tax Applicable to
                                          Advance Rent (if any)

6.  Rent:              $  201.03
                        ---------
                (plus applicable use tax)

7.  Commencement Date: See Certificate of Acceptance

8. Rent Payment Date: The first Rent payment (other than Advance Rent) will be due:

        (a) On the first day of the first full calendar month during the Initial Lease Term if the Commencement Date is on or before the 15th day of the month, or

        (b) On the first day of the second full calendar month during the Initial Lease Term if the Commencement Date is after the 15th day of the month. Each subsequent Rent payment will be due on the first day of each succeeding calendar month during the Initial Lease Term.

9.  Insurance Requirements:

        (a) All-risk insurance against loss or damage to the Equipment from any cause whatsoever for not less than the full replacement value of the Equipment or such other amount as you may from time to time request which insurance shall name you as loss payee, and

        (b) Single-limit public liability and property damage insurance of not less than $500,000 per occurrence, or such other amounts as you may from time to time request, naming me as named insured and you as additional insured.

10.  Purchase or Renewal Option (Fair Market Value):

        So long as no Default has occurred and is continuing, at the end of the Initial Lease Term or any extended term with respect to the Equipment (illegible) may, at my option, (a) purchase the Equipment on an "AS IS, WHERE (illegible) basis, without representation or warranty, at a price equal to its Fair Market Value plus applicable sales tax or (b) elect to extend the term of this Agreement with respect to the Equipment for such period of time, (illegible) such Fair Market Value rent amount and upon such other terms and conditions as you and I may agree. This purchase option or extension option will be available with respect to any Equipment only if I give you at least 60 days' prior notice of my irrevocable intent to exercise such option, and you and I agree to all terms and conditions of such purchase or extension prior to the expiration of the Initial Lease Term or any extended term with respect to the Equipment. In the event I fail to notify you at least 60 days prior to the expiration of the Initial Lease Term of my intention to surrender the Equipment or to exercise my options either to purchase the Equipment or to extend the lease term, I will hold over with respect to the Equipment at the Rent and on the terms specified in this Schedule, and the lease term will extend until I give you at least 60 days' prior notice of (illegible) intention and thereafter either surrender the Equipment in accordance

                                                          (continued on back)

                                                       (EL-10 FMS 4/(illegible)
by you or me); and (4) out of my trademark, patent, or copyright infringement.

        (b) I represent, warrant and covenant to you, as of my execution of this Agreement and the returned Lease Application ("Lease Application") and as of the execution of my Schedule, that (1) I am a corporation or other entity duly organized, validly existing and in good standing under the laws of the state of my incorporation or organization and am duly qualified to do business wherever necessary to carry on my present business and operations, including each jurisdiction where any of the Equipment is to be located; (2) I HAVE ALL NECESSARY POWER AND AUTHORITY TO ENTER INTO AND PERFORM MY OBLIGATIONS UNDER THIS AGREEMENT AND THE LEASE APPLICATION AND HAVE OR WILL AT THE TIME OF EXECUTION HAVE ALL NECESSARY POWER AND AUTHORITY TO ENTER INTO AND PERFORM MY OBLIGATIONS UNDER EACH SCHEDULE; (3) the Agreement and the Lease Application constitute my valid, legal and binding obligations, and each Schedule will at the time of execution thereof constitute my valid, legal and binding obligations; (4) no approval or consent is required from any federal, state or local governmental authority or instrumentality with respect to any entry into or performance of the Agreement and the Lease Application or any Schedule (other than any such approval that has already been obtained); (5) you will receive good and marketable title to the Equipment when you purchase the Equipment from the Vendor, and the Equipment is and will at all times remain tangible personal property and, when subjected to use by me, will not be or become fixtures or real property under applicable law, and (6) since the date of preparation of any credit information delivered to you, there has been no material adverse change in my financial or operating condition or of any consolidated group of companies of which I am a member.

        10. Return. Upon the expiration of any Initial Lease Term (or extended term) with respect to any Equipment, the termination of this Agreement or a Default, I will promptly, at my own cost and expense, cause all affected Equipment to be disassembled, inspected, tested, placed in the same condition as when leased to me (reasonable wear and tear excepted), properly crated for shipment and delivered by a common carrier specified by you to a storage facility or other location designated by you within the continental United States. I will not be relieved of any of my duties, obligations, covenants or agreements under the Agreement prior to the return of the Equipment in compliance with this paragraph 10. I understand that return of the Equipment is of the essence of this Agreement and agree that you may enforce the same by specific performance.

        11.  Default and Remedies.

             (a) I will be in default (a "Default") if (1) I fail to pay any Rent within 10 days after the date such Rent is due; (2) I breach or attempt to breach any other covenant, condition or agreement contained in this Agreement or any Schedule; (3) I have made any representations or warranty in this Agreement, in the Lease Application or in any document delivered to you in connection with this Agreement that is false or misleading when made or that becomes false or misleading at any time thereunder; (4) I cease doing business as a going concern; (5) I fail generally to pay my debts as they become due;
(6) I file or have filed against me or consent to the filing against me of any petition under any bankruptcy or insolvency law of any jurisdiction, or I make an assignment for the benefit of my creditors or consent to the appointment of a custodian, receiver or similar official for me or any substantial part of my property; (7) I suffer a material adverse change in my operating or financial condition that impair my ability to perform my obligations under the Agreement or any Schedule or your title to or rights in the Equipment; or (8) the guarantor ???? any applicable guaranty agreement in the default under such guaranty.

            (b) If I am in default, you will have all rights accorded you by law or ???, and will be entitled to render any and all remedies available to you. You may, by written notice, terminate this Agreement. Upon such a termination, I will return all Equipment insured under any and all Schedules to you as provided in paragraph 10 and, without further demand, immediately pay you (1) an amount equal to any unpaid Rent then due, plus (2) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loan Value of the Equipment determined as of the first Rent Payment Date following the date of such notice. If I do not return the Equipment to you within 10 days of the date of such notice, I authorize you at any time thereafter to enter, with or without legal process, my premises where any of the Equipment may be and to take possession of the Equipment. Upon repossession, you may, but will not be required to, sell the Equipment at private or public sale, in bulk or in parcels, with or without notice, without having the Equipment present at the place of sale, or you may, but will not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment. You may use my premises for any or all the foregoing without liability for rent, rents, damages or otherwise.

             (c) Upon a Default, I will pay all of your costs, charges and expenses incurred in taking, removing, holding, repairing, selling, leasing or otherwise disposing of the Equipment (including attorneys' fees). Such amounts will be Rent immediately payable by me upon notice from you demanding payment. The proceeds of any sale, lease or other disposition of the Equipment following a Default will be applied in the following order of priority: (1) to the extent not previously paid by me, to pay all costs, charges and expenses incurred by you in taking, removing, holding, repairing, selling, leasing or otherwise disposing of the Equipment (including attorneys' fees); (2) to the extent not previously paid by me, to pay you the Stipulated Loan Value for the equipment and all other amounts, including any Rent, then remaining unpaid hereunder, and
(3) to reimburse me for any sums previously paid by me to you as liquidated damages. You will be entitled to retain any surplus.

             (d) Upon a Default, you may but will not be obligated to cure the Default in whole or in part. All amounts you expend in curing a Default in whole or in part, including attorneys' fees and other expenses, will be Rent immediately payable by me upon notice from you demanding payment. Your cure of any Default will not constitute a waiver of such Default or any other Default. Any waiver by you of any default will not in any way be, or be construed to be, a waiver of any future Default. I will be liable for all costs, charges and expenses, including legal fees and disbursements at trial and on appeal, incurred by you by reason of any Default. Such amounts will be Rent immediately payable by me upon notice from you demanding payment.

        12. Purchase or Renewal Option. So long as no default has occurred and is continuing, I will have such rights to renew a lease of Equipment or to purchase Equipment at the end of the Initial Lease Term with respect to the Equipment as are specified in the applicable Schedule.

        12. Assignment. You may assign this Agreement or any interest hereto, and I will, upon notice to me of such assignment, act in accordance with any instructions contained in such notice with respect to the payment of Rent or other matters under the Agreement.

        14. Governing Law. This Agreement shall be governed by the laws of the state in which my principal place of business is located, without regard to choice of law rules.

        15. Rights in Equipment; Quiet Enjoyment. Nothing in this Agreement gives or conveys to me any right, title or interest in and to my Equipment except as a lessee. I recognize that you will not disturb my quiet and peaceable possession of the Equipment only for so long as no Default has occurred.

        16. Waiver. Your failure at any time to require strict performance by me of any provision of this Agreement will not constitute a waiver of such provision or any other provision. Any variation or modification of the Agreement and any waiver of any provision or condition of this Agreement will be valid only if in writing and signed by you.

        17. Further Assurances. I will do all things reasonably requested by you for the protection of your interests under this agreement and in the Equipment, including without limitation, entering into and assigning purchase orders for the Equipment to you and executing and causing to be filed at my expense financing statements, and property waivers and future financing statements. I will deliver to you upon request, at the time this Agreement is executed and at any time a Schedule is added, certified resolutions evidencing my authority to enter into this Agreement or to add Equipment and such other documents with respect to the transactions contemplated by this Agreement as you may reasonably request, including, without limitation, copies of any maintenance agreements required with respect to the Equipment.

        18. Notices. All notices given under this Agreement will be deemed effective when sent by registered or certified mail, return receipt requested, to my or your address stated in any Schedule, or to such other place as you or I may have previously designated to the other in writing.

        19.  Survival.   My covenants, representations, warranties and
indemnities contained in this Agreement are made for your benefit and the benefit of your successors and assigns, and the same shall survive and be enforceable after the expiration or termination of this Agreement.

        20. Integrated Agreement. This Agreement, the Schedules, the Lease Application and the guaranty agreement (if any) constitute our entire agreement with respect to the subject matter of this Agreement.

        These Terms and Conditions of Lease are binding upon the Lessor referred to above as "I" or "me," and, upon execution of a Schedule to the Equipment Lease Agreement having the serial number specified above by either PacifiCorp Credit, Inc. or PacifiCorp Business Credit, Inc. (either or both of which may become the Lessor referred to above as "you"), these Terms and Conditions of Lease shall become binding on the Lessor named in such Schedule.


                                 (MINOLTA LOGO)



                                     MASTER
                                     LEASE
                                   AGREEMENT

         A  08750
- ------------------------------
Master Lessor Agreement Number

LESSEE
(The Lessee, referred to in the Terms and Conditions of Lease as "I" or "me")

Biolumen
- -----------------------------
Lessee (full legal name)

7887 Dunbrook
- -----------------------------
Mailing address

San Diego  SD, CA 92126
- -----------------------------
City   County  State  Zip

Udayh      (619) 549-6760
- -----------------------------
Contact   Area Code  Phone


This is a non-cancellable lease for the term indicated on supporting schedule(s)

    8-14      1986
- ---------------------------
Date Executed by The Lessee

The undersigned affirms that he/she is an authorized corporate officer or partner or proprietor of the above named lessee, and has the authority to execute this lease on its behalf.

By  /s/
    ------------------------------------
      Signature

Title    V.P. Marketing
    ------------------------------------

Attention Lessee: Detach and send this portion to Lessor. Retain "Terms and Conditions"

                                               Form EL-1 AM 4/86


          A  08750
- -------------------------------     --------------------
Master Lessee Agreement Number      Date Executed

TERMS AND CONDITIONS OF LEASE

See Schedules made a part hereof for description of equipment leased and applicable lease terms.
- ------------------------------------

        1. Lease. I will lease from you the equipment ("Equipment") set forth on each Schedule executed by each of us and by the terms made a part of this equipment lease agreement ("Schedule"), subject to the terms set forth in this equipment lease agreement (this "Agreement"). You will evidence your acceptance of this Agreement by your execution of the first Schedule to this Agreement to which you are a party.

        2. Delivery and Acceptance. I will order the Equipment and cause the vendor or vendors ("Vendor") of the Equipment to issue an invoice or invoices to you showing you as the purchaser of the Equipment ("Invoice"). However, unless you have executed a Schedule covering Equipment I propose to lease under this Agreement and you have received an invoice covering such Equipment, you will have no obligation to purchase the Equipment and lease it to me. Equipment will be delivered to and installed at the Location of Equipment in the applicable Schedule. If I am not in default under this Agreement or under any other agreement with you, I will be deemed to have accepted the Equipment for all purposes of this Agreement on the "Commencement Date" in the Certificate of Acceptance delivered by me to you with respect to the Equipment ("Certificate of Acceptance"). I will promptly execute and deliver the Certificate of Acceptance to you upon delivery and installation of the Equipment covered by a Schedule. You will have no liability whatsoever for any failure of or delay in the delivery or installation of any Equipment, and you will not be obligated to purchase any Equipment until a Certificate of Acceptance has been executed and delivered by me with respect to such Equipment.

        3.  Disclaimers.

            (a) YOU ARE NOT THE VENDOR AND YOU HAVE NOT MADE AND DO NOT NOW MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGN, OPERATION OR CONDITION OF THE EQUIPMENT OR ANY PART THEREOF, ITS MERCHANTABILITY, ITS FITNESS FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT INFRINGEMENT, TITLE OR THE LIKE.

            (b) YOU WILL HAVE NO LIABILITY TO ME, MY CUSTOMERS OR THIRD PARTIES FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, DAMAGES BASED ON STRICT LIABILITY, TORT (INCLUDING YOUR NEGLIGENCE) OR WARRANTY.

        4.  Terms, Security Deposit and Rent.

            (a) This Agreement will be effective upon your execution of the first Schedule to this Agreement. However, the initial Lease Term of any lease of Equipment will commence on the Commencement Date with respect to such Equipment and will run for the period specified in the applicable Schedule.

            (b) When I deliver the Certificate of Acceptance with respect to Equipment covered by a Schedule, I will pay Advance Rent and a Security Deposit in the amount in the Schedule. You may apply Advance Rent to the first or last Rent payments for the Equipment as you determine. Any Security Deposit will be noninterest bearing and may be held by you as security for your interest in the Equipment and not as Advance Rent. I will not use a Security Deposit as a set-off or abatement for any obligation I may have under this Agreement or the Schedule. In the event of a Default, you may apply the Security Deposit against any Rent or other amount due under this Agreement or any Schedule. Provided that no Default has occurred and is outstanding, upon my surrender of the Equipment or any purchase of the Equipment pursuant to the terms of this Agreement or the Schedule, you will return the unused portion of the Security Deposit to me within a reasonable period of time.

            (c) I will pay you Rent, in advance, on the Rent Payment Dates and in the amount or amounts specified in the Schedule. I will pay all Rent to you at your address in the applicable Schedule or to such other address as you may direct in writing. If I do not pay any Rent within 10 days after the date due, I will pay a late charge on, and in addition to, such Rent equal to five cents per dollar of the amount of such Rent, but not exceeding the lawful maximum, if any. The term "Rent" as used in this Agreement will mean and include all amounts payable by me to you under this Agreement or any Schedule, including, without limitation, costs and expenses you may incur upon any Default.

        5. Noncancellable Net Lease. This Agreement is a noncancellable net lease, and my obligation to pay all Rent and your rights in and to all Rent are absolute and unconditional. I will not be entitled to any abatement or reduction of Rent or any use-off against Rent for any reason, including, without limitation, claims arising or claimed to arise out of strict or absolute tort liability or your negligence. This Agreement will not terminate and my obligations will not be affected by any defect in, damage to or loss of possession or use of any or all of the Equipment. You and I [Illegible] that all Rent will continue to be payable in all events in the manner and at the times set forth in this Agreement unless the obligation to do so shall have been terminated pursuant to the express terms of this Agreement.

        6.  Use, Operation and Maintenance.

            (a) I will be solely responsible for the entire risk of use and operation of all Equipment and for each and every cause or hazard of loss or damage of any kind to any Equipment. I will promptly notify you of any loss of or damage to the Equipment.

            (b) I will use the Equipment in the manner for which it was designed and intended and solely in the conduct of my own business. My use of the Equipment will comply with all applicable laws and regulations and with all applicable Vendor and manufacturer requirements, policies, procedures and instructions. I will not assign, sublet, sell, transfer, permit the sale of or part with possession of any of the Equipment or any interest in this Agreement, and may attempt to do so will be null and void. I will keep the Equipment at the location of Equipment in the applicable Schedule. You or your agents will have the right (but not the duty) to inspect the Equipment and my records with respect to the Equipment at all reasonable times.

            (c) I will keep all the Equipment free and clear from any direct or indirect charge, encumbrance, lien, security interest, legal process or claim. On your request, I will affix and maintain in a prominent position on the Equipment identifying labels showing your ownership of the Equipment. I will maintain such records and take such other action with respect to the Equipment as may be required by law or otherwise deemed necessary by you to protect your title and ownership interest in and to the Equipment or your rights under this Agreement.

            (d) I will at my sole expense at all times maintain and preserve the Equipment in good operating order, repair, condition and appearance, ordinary wear and tear excepted. I will maintain the Equipment in accordance with maintenance schedules and practices recommended by the manufacturer or Vendor, keep in effect a maintenance agreement acceptable to you if required by a supplement to the applicable Schedule and comply with all requirements for enforcing warranty claims. All replacement parts and repairs at any time made to or placed upon the Equipment will become your property. No other parts will be affixed to the Equipment without your prior written consent.

        7. Terms. I will make all filings relating to terms on the Equipment or this Agreement except where the [Illegible] jurisdiction notifies you that you must make any such filing. I will pay or reimburse you, on a net after-tax basis (including net income taxes), for all taxes and any penalties, interest or fines accrued, assessed or levied (other than solely on your [Illegible]) during the term of this Agreement the [Illegible] to [Illegible] to you by reason of this Agreement [Illegible] sale, ownership, delivery, [Illegible], possession, use, operation or [Illegible].



[Illegible]
[Illegible]
[Illegible]
[Illegible]
[Illegible]
COPY RUNNING OFF PAGE

                              CONSULTING AGREEMENT
                                   pg 1 of 2


         This agreement is between Cymer Laser Technologies, Inc. (CLT) and Kenneth H. Holko, Inc. dba Hitech Metallurgical Company (HMC). CLT and HMC agree as follows:

         1) CLT has provided HMC with proprietary information concerning use of ceramics in lasers which HMC will not disclose to others without CLT written permission.

         2) CLT has retained Kenneth H. Holko as consultant at $75.00 per hour to research and develop techniques for bonding or fitting ceramic components used in CLT lasers. Mr. Holko will spend between 5 and 10 hours per week in this investigation. All contacts, phone numbers, catalog references and information sources, and techniques and procedures will be duplicated (in original rough form) in a pair of 3 ring binders by Mr. Holko on a weekly basis. One binder will be the property of CLT.

         3) Mr. Holko and CLT will meet weekly to discuss progress and assign priorities for the next 7 day effort.

         4) Hourly billings and expenses (not to exceed 20% of hourly billing without prior agreement) will be invoiced weekly and will be paid on a net 30 day cycle by CLT. This consulting agreement may be terminated on 1 week notice by either party, without continuing obligation, except as expressed in paragraphs 2 and 5.

         5) Mr. Holko may use information obtained in this investigation for other clients or projects not connected to the laser industry, subject to prior approval of CLT. Mr. Holko and CLT specifically agree that Mr. Holko will perform no ceramic related work or disclose any ceramic information to any company or known agent involved in the laser industry without the express written consent of CLT for a period of five (5) years from this date.

         6) CLT will rely on HMC as its primary source for bonded ceramic laser components provided performance, delivery, and pricing are satisfactory to CLT.

                                   pg 2 of 2




                 For Cymer Laser Technologies,


                                               ROBERT AKINS
                                       ------------------------------
                                               Robert Akins




                  For Hitech Metallurgical Company,


                                               KENNETH HOLKO
                                       ------------------------------
                                               Kenneth Holko


Dated:      April 15, 1988

     GCA CORPORATION
GCA  Tropel Division                             PURCHASE ORDER NO. 4822

     60 O'Connor Road                            THIS NUMBER MUST APPEAR ON ALL INVOICES,
     Fairport, New York 14450                    PACKAGES, CORRESPONDENCE AND SHIPPING
     Telephone: (714) 377-3200                   DOCUMENTS.
     TWX: 510-254-1616
                                                 Date Ordered   12/23/87
                                                             ---------------------------
Page 1 of 1 Pages                                Date Required  2/29/88
                                                              --------------------------

TO                                               SHIP TO
  Cymer Laser Tech                                 GCA/Tropel Division
  7887 Dunbrook Road                               60 O'Connor Rd.
  Suite H                                          Fairport, NY 14450
  San Diego, CA 92126

PLEASE FURNISH THE FOLLOWING MATERIAL SUBJECT TO TERMS AND CONDITIONS BELOW
- ----------------------------------------------------------------------------------------
                   QUOTATION NO.     JOB NO.     ACCOUNT NO.     SHIP VIA     ATT. OF
[ ] NT.    [ ] T.                                6453620100      Best Way     M. Dunn
- ----------------------------------------------------------------------------------------
ITEM      QTY    UM    TROPEL PART NO.     DESCRIPTION             PRICE     AMOUNT
- ----------------------------------------------------------------------------------------


  1        1                             Excimer Laser Model CX-2            65000.00


                                         Terms: Net 30


                                         GCA(R)
                                         CONFIRMING ORDER
                                         (illegible)











                                                                 -----------------------
                                                                   TOTAL      65000.00
========================================================================================
     TROPEL DIVISION


                                                             /SIG/
                                                  -----------------------------
                                                       Authorized Signature


                    ENCLOSED ACKNOWLEDGEMENT MUST BE SIGNED
                    AND RETURNED

THIS ORDER IS SUBJECT TO ALL TERMS AND CONDITIONS SET FORTH ON THE FACE AND REVERSE OF THIS ORDER AND ACCEPTANCE OF THIS ORDER BY EXECUTION OF THE ENCLOSED ACKNOWLEDGEMENT OR BY COMMENCEMENT OF PERFORMANCE CONSTITUTES ACCEPTANCE OF ALL SAID TERMS AND CONDITIONS.
- --------------------------------------------------------------------------------
PRICE WARRANTY - THE SELLER WARRANTS THAT THE PRICES CHARGED HEREIN ARE NO
                 HIGHER THAN THAT CHARGED THE MOST FAVORED CUSTOMERS FOR LIKE QUANTITIES.

                                 PURCHASE ORDER

 7 SHATTUCK ROAD                        7 SHATTUCK ROAD
ANDOVER, MA 01810       GCA            ANDOVER, MA 01810       This number must appear on all invoices,
  617-975-0000                                                 packages, correspondence and all shipping
 TELEX 95-1257                                                 documents.
                                                                              PAGE 1

- -----------------------------------------------------------------------------------------------------------------------------------
ORDER DATE                          SHIP VIA                 CARRIER NAME                    COLLECT/PREPAY               FOB
12/22/87                            UPS                                                      PREPAY                       ORIGIN
- -----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                    PROJECT                 REQUISITIONER          CONFIRMER       CONFIRM DATE             BUYER
001 622600 6998                   TC25000                                        UDAY            12/21/87                 J GANNON
- -----------------------------------------------------------------------------------------------------------------------------------
VENDOR -- ORDER NUMBER                   CONTRACT NO.            TERMS            TAX/NON-TAX                     TAX EXEMPT NO.
                                                                 N30              NON-TAX                         042-241-561
- -----------------------------------------------------------------------------------------------------------------------------------
VEND0R     BC0008440                                           SHIP TO
   CYMER LASER TECHNOLOGIES                                    GCA CORPORATION
   7887 DUNBROOK ROAD                                          7 SHATTUCK ROAD
   SUITE H
   SAN DIEGO   CA  92126                                       ANDOVER   MA  01810
- -----------------------------------------------------------------------------------------------------------------------------------
ITEM   QUANTITY   UOM   PART NUMBER   REV   DESCRIPTION/MFG.PN./DELIVERY QUANTITY   DELIVERY DATE   NET UNIT PRICE   EXTENDED PRICE
- -----------------------------------------------------------------------------------------------------------------------------------
001    1           EA   999999              CXL-2 EXCIMER LASER                     03/20/88        95000.000        95000.00

                                           AS PER QUOTE OF 121087 TO PAUL TOMPKINS FROM UDAY SENGUPTA


                                                          ****   LAST PAGE  ****
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    ORDER TOTAL      95000.00
                                                                                                                 ------------------

  This order is subject to all the terms and conditions set forth on the face and on the reverse of this order and acceptance of this order by execution of the enclosed acknowledgement or by commencement of performance constitutes acceptance of all said terms and conditions.

  This purchase order may be construed as an offer, an acceptance of an offer, or a confirmation of a contract.

  In the event the purchase order is construed as an offer, the offer expressly limits acceptance to the terms of the offer and constitutes notice of objection to any additional or different terms in the acceptance so as to preclude the inclusion of any different or additional items in any resulting contract.

  If this purchase order is construed as an acceptance, the acceptance is expressly conditioned on the seller's consent to any additional or different terms contained herein.

  If this purchase order is construed as a confirmation of an existing contract, such confirmation is expressly conditioned on the seller's consent to any additional or different terms contained herein.

  All sections of the Uniform Commercial Code which expressly or impliedly protect the buyer are hereby incorporated by reference in this form, whether it be construed as an offer, acceptance, or confirmation.

                                                        [SIG]
                                                --------------------
                                                AUTHORIZED SIGNATURE

                                  VENDOR COPY

  CYMER LASER TECHNOLOGIES                              REVISION FOR PAGE 1
7887 Dunbrook Road  Suite H                          PURCHASE ORDER NO. 0005164
SAN DIEGO, CALIFORNIA 92126                               VENDOR CODE S6450
      (619) 549-6760


TO:                                            SHIP TO:
    SAPHIKON, INC.
    51 POWERS STREET
    MILFORD, CA 93055


- --------------------------------------------------------------------------------------------------
P.O. DATE                 SHIP VIA                      F.O.B.                  TERMS
- --------------------------------------------------------------------------------------------------
04/18/88                                                                        NET: 30 DAYS
- --------------------------------------------------------------------------------------------------
BUYER           FREIGHT         REQ. DATE               CONFIRMING TO           REMARKS
- --------------------------------------------------------------------------------------------------
01                              06/15/88                LINDA BERTHIAUME        (603) 673-5831
- --------------------------------------------------------------------------------------------------
QTY. REQ.       ITEM NO.         DESCRIPTION                       UNIT COST         EXTENDED COST
- --------------------------------------------------------------------------------------------------
10 EA           01-01400-0       SAPHIRE TUBE                      329.0000          3,290
   DELIVERY BY 05/02/88
                                 C AXIS PARALLEL TO LENGTH
                                 0.250" OD +/-.010
                                 0.030" WALL +/-.005
                                 25.50" LONG +/-.020
                                 AS GROWN O.D. & I.D.
                                 ENDS AS CUT
                                 TUBE TO BE STRAIGHT .043-.047
                                 MAX CAMBER
                                 .030" MAX CHIPSPEC
10 EA           01-01400-1       PLUGGED SAPHIRE TUBE              449.0000           4,490
    DELIVERY BY 05/02/88

                                 TUBE SAME AS ABOVE EXCEPT:
                                 PLUGGED, LENGTH = 24.00"
                                 --------------------------------
                                 PRICE INCLUDES $120/PLUG EXTRA
                                 --------------------------------
30 EA           01-01400-0       SAPHIRE TUBE                      329.0000           9,870
                                 C AXIS PARALLEL TO LENGTH
                                 0.250" OD +/-.010
                                 0.030" WALL +/-.005
                                 25.50" LONG +/-.020
                                 AS GROWN O.D. & I.D.
                                 ENDS AS CUT
                                 TUBE TO BE STRAIGHT .043-.047
                                 MAX CAMBER
                                 .030" MAX CHIPSPEC
                                 DELIVERY OF 30 PIECES TO BE
                                 DETERMINED.

                                                    TOTAL NET:                      $17,650
- --------------------------------------------------------------------------------------------------

Bill To:                                        Ship To:
- -------------------------------------------------------------------------------
Cymer Laser Technologies                        Cymer Laser Technologies
7887 Dunbrook Road, Suite H                     7887 Dunbrook Road, Suite H
San Diego, CA 92126                             San Diego, CA 92126
ATTN: Accounts Payable                          (619) 549-6760
                                                ATTN: Receiving
- -------------------------------------------------------------------------------
Vendor:                                        --------------------------------
E.E.V., INC.                                            Purchase Order
7 Westchester Plaza                                      P.O. Number:
Elmsford, NY 10523                                      --------------
                                                            1200
                                                        --------------
                                               --------------------------------


Order Date      Ship Via        F.O.B.          Date Required   Terms          *** Special Instructions ***
- ----------------------------------------------------------------------------   -----------------------------
12/8/87         UPS             Elmsford, NY                    30 Days         See Below for Delivery
                                                                                Schedule
- ----------------------------------------------------------------------------   -----------------------------
Vendor Contact              Ven Phone #              For Resale
- ----------------------------------------------------------------------------
Stuart Hesselson            (914) 592-6050           Yes - No Tax
- ----------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------
                                                        Quantity                Unit
Item No.                Description                      Ordered                Price            Extension
- ------------------------------------------------------------------------------------------------------------
   1                    Thyratron, Model CX-15 73 C       12  4                 $5,065.00        $60,780.00


                        Delivery Schedule:
                        2 - February 15, 1988
                        3 - March 15, 1988
                        4 - April 15, 1988
                        4 - May 15, 1988


                CONFIRMATION ONLY
                 DO NOT DUPLICATE

- ------------------------------------------------------------------------------------------------------------
                  Cymer Contact                               ----------------------------------------------
                  ----------------------                                                           TOTAL
                   Uday Sengupta                                 (excluding applicable
                  ----------------------                         shipping charges and tax)      $60,780.00
                    (619) 549-6760                                                             ============
                                                              ----------------------------------------------

Bill To:                                 Ship To:
- --------------------------------------   ---------------------------------------
Cymer Laser Technologies                 Cymer Laser Technologies
7887 Dunbrook Road, Suite H              7887 Dunbrook Road, Suite H
San Diego, CA 92126                      San Diego, CA 92126
ATTN:  Accounts Payable                  (619)  549-6760
                                         ATTN:  Receiving
- --------------------------------------   ---------------------------------------
Vendor:                                                 ------------------------
                                                            PURCHASE ORDER
  ACCURATUS CERAMIC CORPORATION                              P.O. Number:
  Brass Castle Road, Rd4                                    --------------
                                                                 1105
  Washington,    NJ  07882                                  --------------
                                                        ------------------------

Order Date      Ship Via        F.O.B.     Date Required        Terms           ***Special Instructions***
- ----------------------------------------------------------------------------    ---------------------------
11/13/87        UPS Blue                   11/20/87             30 Days
- ----------------------------------------------------------------------------

        Vendor Contact                  Ven Phone #             For Resale
- ----------------------------------------------------------------------------
       Lorraine Simonof               (201)  689-0880          No--Taxable
- ----------------------------------------------------------------------------    ---------------------------

- -----------------------------------------------------------------------------------------------------------
                                                        Quantity        Unit
Item No.        Description                             Ordered         Price           Extension
- -----------------------------------------------------------------------------------------------------------
    1           Main Insulator                             36           $299.00         $10,764.00
                 6 To Be Delivered By 1/31/88
                15 To Be Delivered By 2/28/88
                15 To Be Delivered By 3/31/88

                                CONFIRMATION ONLY
                                DO NOT DUPLICATE

- -----------------------------------------------------------------------------------------------------------
                                                        ---------------------------------------------------
                Cymer Contact                                                                   TOTAL
                -------------------------                 (excluding applicable         $ 1 0 , 7 6 4 . 0 0
                Don Larson                              shipping charges and tax)       ===================
                -------------------------               ---------------------------------------------------
                (619)  549-6760

Bill To:                                 Ship To:
- --------------------------------------   ---------------------------------------
Cymer Laser Technologies                 Cymer Laser Technologies
7887 Dunbrook Road, Suite H              7887 Dunbrook Road, Suite H
San Diego, CA 92126                      San Diego, CA 92126
ATTN:  Accounts Payable                  (619)  549-6760
                                         ATTN:  Receiving
- --------------------------------------   ---------------------------------------
Vendor:                                                 ------------------------
                                                            PURCHASE ORDER
  A.L.E. SYSTEMS, INC                                        P.O. Number:
  150 Homer Avenue                                          --------------
                                                                 1012
  Ashland,       MA  01721                                  --------------
                                                        ------------------------

Order Date      Ship Via        F.O.B.     Date Required        Terms           ***Special Instructions***
- ----------------------------------------------------------------------------    ---------------------------
9/21/87                                    See special instr    30 Days         Deliver: -- 1 in November
- ----------------------------------------------------------------------------             -- 3 in January

        Vendor Contact                  Ven Phone #             For Resale      16 on hold, deliverable
- ----------------------------------------------------------------------------    before  11/18/88
     Ed Erny/George Bees              (617)  881-5252             No-Tax
- ----------------------------------------------------------------------------    ---------------------------

- -----------------------------------------------------------------------------------------------------------
                                                        Quantity        Unit
Item No.        Description                             Ordered         Price           Extension
- -----------------------------------------------------------------------------------------------------------
    1           H.V. Power Supply (Model 102)              20           $3,040.00       $60,800.00
                as per Cymer specification
                25 KVg charging cap = 0.03  F





- -----------------------------------------------------------------------------------------------------------
                                                        ---------------------------------------------------
                Cymer Contact                                                                   TOTAL
                -------------------------                 (excluding applicable         $ 6 0 , 8 0 0 . 0 0
                Uday Sengupta                           shipping charges and tax)       ===================
                -------------------------               ---------------------------------------------------
                (619)  549-6760

                            CYMER LASER TECHNOLOGIES

                 SCHEDULE 3.15(b) Insurance Policies and Claims





See attached list.

                            CYMER LASER TECHNOLOGIES
         AS OF 4/22/88
                         INSURANCES CURRENTLY IN EFFECT

                                           Policy                                             Policy                   Annual
INSURANCE DESCRIPTION                      Number           Carrier                           Period                   Premium
- ---------------------                      -------          -------                           -------                  -------
Product / Premise Liability                PAC880600100     Great American           10/21/87 - 10/21/88                $7,869.00

Group Health                               N 9607-2465      Principal Mutal          Month to Month                    $17,025.00

Workman's Compensation                     P0053836         Zenith                   10/22/87 - 10/22/88                $5,510.00

Key Man (technical team $25OK each)        1-465-619        First Colony Life        4/7/88 - 4/7/89                    $1,217.50
                                           1-465-620
                                           1-465-621

Group Life (1 x salary)                    239660-M         Guardian                 Month to Month                     $1,224.00

Travel/Accident ($500K)                    ABL650629        INA                      3/1/88 - 3/1/89                      $125.50

Freight Insurance - Dom/ Int'l ($300K)     PAC880600100     Great American           4/15/88 - 4/15/89                  $3,500.00
                                           (rider)                                                                     ----------

TOTAL                                                                                                                  $36,471.00

                                [PRINCIPAL LOGO]


                             Principal Mutual Life
                             Insurance Company
                             (formerly Bankers Life Company)
                             711 High Street
                             Des Moines, Iowa 50309




November 3, 1987


CYMER LASER TECHNOLOGIES  Acct No: N9607-2465
7887 DUNBROOK RD #H
SAN DIEGO CA 92126




Thank you for applying under the UMEG Plan. Your Group Insurance Plan has been approved and is effective November 1, 1987.


You will soon receive your first billing and your Administrative Kit which will include copies of enrollment cards and Certificates of coverage. All claims incurred on or after the above date will be paid under the terms of your Group Plan. We hope you and your insured Members will find satisfaction with this Plan.

Please use your account number on all correspondence with us. Feel free to contact us any time you have questions.

We welcome this chance to serve you and look forward to working with your firm.

Sincerely




Craig Schipper                                    cc:     PAMELA SNYDER
Group Underwriting F                                      DENNIS SULLIVAN
(515) 246-7153

[LOGO]  64-64-11/11/87-PAC8806001-00
        GREAT AMERICAN INSURANCE COMPANIES
        Subsidiaries of American Financial Corporation        ORIGINAL COPY
        580 WALNUT STREET, CINCINNATI, OHIO 45202          IL 70 01 (Ed. 11 85)

                                                Policy No. PAC 8-80-60-01 - 00
                                                Renewal Of                - 00

                     BUSINESSPRO POLICY COMMON DECLARATIONS
- -------------------------------------------------------------------------------
        NAMED INSURED AND ADDRESS       POLICY PERIOD:
CYMER LASER TECHNOLOGIES
7887 DUNBROOK ROAD, SUITE "H"           12:01 A.M. Standard Time at the address
SAN DIEGO, CALIFORNIA                   of the Named Insured shown at left.
                        92126           From 10/21/87 To 10/21/88
- -------------------------------------------------------------------------------
IN RETURN FOR PAYMENT OF THE PREMIUM    AGENT'S NAME AND ADDRESS:
AND SUBJECT TO ALL TERMS OF THIS        BARNEY & BARNEY U/W AUTHORITY
POLICY.  WE AGREE WITH YOU TO PROVIDE   PO BOX 85638
THE INSURANCE AS STATED IN THIS         SAN DIEGO       CA      92138
POLICY.
- -------------------------------------------------------------------------------
               Insurance is afforded by company indicated below:
                       (Each a capital stock corporation)

( X )   GREAT AMERICAN INSURANCE CO.    (   )   AMERICAN ALLIANCE INSURANCE CO.
(   )   AMERICAN NATIONAL FIRE INS. CO. (   )   AGRICULTURAL INSURANCE COMPANY
                        (   )
- -------------------------------------------------------------------------------
BUSINESS DESCRIPTION    DEVELOPMENT & SALES OF EXCIMER LASERS

?       policy consists of the following Coverage               Premium
??   ts for which a premium is indicated.  This
premium may be subject to adjustment

Commercial Property                                             $1738.
Commercial General Liability                                    $6070.
Commercial Crime                                                $
Commercial Inland Marine                                        $  78.
Commercial Boiler and Machinery                                 $
Commercial Auto                                                 $  80.

                                                TOTAL           $7966.*
- -------------------------------------------------------------------------------
Premium shown is payable:  $7966.*  at inception:
        $ *INCLUDES CALIFORNIA GUARANTEE ASSOCIATION SURCHARGE OF $17.
- -------------------------------------------------------------------------------
FORMS AND ENDORSEMENTS applicable to all Coverage Parts and made a part of this policy at time of issue:

  IL7000     CP7200     CM7600     CG7400    CA8002

- -------------------------------------------------------------------------------


Countersigned   1/4/88          By      PHYLLIS MARTENS
             ------------         ---------------------------------------------
                Date                    Authorized Representative

[LOGO]  64-64-11/02/87-PAC8806001-00
        GREAT AMERICAN INSURANCE COMPANIES
        Subsidiaries of American Financial Corporation        ORIGINAL COPY
        580 WALNUT STREET, CINCINNATI, OHIO 45202          CP 72 00 (Ed. 11 85)

                                                Policy No. PAC 8-80-60-01 - 00

                       BUSINESSPRO PROPERTY COVERAGE PART
                               DECLARATIONS PAGE
- -------------------------------------------------------------------------------
NAMED INSURED: CYMER LASER TECHNOLGIES                      POLICY PERIOD:
               7887 DUNBROOK ROAD, SUITE "H"            10/21/87 to 10/21/88
- -------------------------------------------------------------------------------
DESIGNATED PREMISES:

  Prem.         Bldg.
   No.           No.                    Location                Occupancy

   1             1      7887 DUNBROOK ROAD, SUITE H             DEVELOPMENT
                        SAN DIEGO, CALIF  92126                 & SALES


- -------------------------------------------------------------------------------
MORTGAGE CLAUSE:  Subject to the provisions of the Mortgage Clause attached hereto, loss, if any, on building items, shall be payable to

  Prem.         Bldg.
   No.           No.            Mortgage Holder Name and Mailing Address





- -------------------------------------------------------------------------------
PREMIUM FOR THIS COVERAGE PART IS:

                Total Advance Premium:  $ INCL.

                Payable at inception:   $ INCL.
                     $
- -------------------------------------------------------------------------------

        64-64-11/02/87-PAC 8806001-00                         ORIGINAL COPY



- -------------------------------------------------------------------------------
For the locations specified below, insurance is provided only for those cover-
ages for which a Limit of Liability is shown:
- -------------------------------------------------------------------------------
PROPERTY COVERAGES
- -------------------------------------------------------------------------------
Prem.   Bldg.                                       Coinsurance     Limits of
 No.     No.                Coverage                     %          Liability
- -------------------------------------------------------------------------------
  1       1     BUSINESS PERSONAL PROPERTY              100%         200,000.
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                  -------------------------------------------------------------
                     Covered Causes
                       of Loss (X)      Deductible     Valuation (X)     Infla-
                  ---------------------   Amount   ---------------------   tion
                  Basic  Broad  Special            ACV  RC  Agreed Value  Guard
                  -------------------------------------------------------------
 Building(s)                             $
- -------------------------------------------------------------------------------
 Personal Property                 X      $250.          X
- -------------------------------------------------------------------------------
*Business Income
- -------------------------------------------------------------------------------
                                          $
- -------------------------------------------------------------------------------
                                          $
- -------------------------------------------------------------------------------
*Applicable to Business Income Options only:
                  -------------------------------------------------------------
                    Monthly Limit of      Maximum Period     Extended Period of
                  Indemnity (Fraction)   of Indemnity (X)     Indemnity (Days)
                  -------------------------------------------------------------

- -------------------------------------------------------------------------------
ADDITIONAL COVERAGE (Specify)

- -------------------------------------------------------------------------------
FORMS AND ENDORSEMENTS  Applying to this Coverage Part and Made Part of this
Policy at Time of Issue:    CP0090    CP0010    CP0299    CP0186    IL0270
   CP1030

- -------------------------------------------------------------------------------
                       BUSINESSPRO / Reg. U.S. Pat. Off.

        64*64*11/02/87*PAC 8806001-00                              ORIGINAL COPY
        GREAT AMERICAN INSURANCE COMPANIES                  CG 74 00 (Ed. 11 85)
[LOGO]  Subsidiaries of American Financial Corporation
        580 WALNUT STREET, CINCINNATI, OHIO 45202
                                                  Policy No. PAC 8-80-60-01 - 00

                 BUSINESSPRO GENERAL LIABILITY COVERAGE PART
                              DECLARATIONS PAGE
- --------------------------------------------------------------------------------
NAMED INSURED:  CYMER LASER TECHNOLOGIES                        POLICY PERIOD:
                7887 DUNBROOK ROAD, SUITE "H"               10/21/87 TO 10/21/88
- --------------------------------------------------------------------------------
LIMITS OF INSURANCE:

General Aggregate Limit (Other Than Products--
   Completed Operations)                        $ 1,000,000.
Products--Completed Operations Aggregate Limit  $ 1,000,000.
Personal and Advertising Injury Limit           $ 1,000,000.
Each Occurrence Limit                           $ 1,000,000.
Fire Damage Limit                               $    50,000.   Any One Fire
Medical Expense Limit                           $     5,000.   Any One Person
- --------------------------------------------------------------------------------
RETROACTIVE DATE (CG 00 02 ONLY):  Coverage A of this Insurance does not apply to "bodily injury" or "property damage" which occurs before the Retroactive
Date, if any, shown shere:  10-08-87  (enter date or "none" if does not apply)
- --------------------------------------------------------------------------------
DESCRIPTION OF BUSINESS:

Form of Business: ( ) Individual        ( ) Joint Venture       ( ) Partnership
                  (X) Organization (Other than Partnership or Joint Venture)

Business Description:  DEVELOPMENT & SALES OF EXCIMER LASERS

Location of All Premises You Own, Rent or Occupy:
7887 DUNBROOK ROAD, SUITE "H"
SAN DIEGO, CALIFORNIA  92126
- --------------------------------------------------------------------------------
PREMIUM:
- --------------------------------------------------------------------------------
                                          Rates               Advance Premium
                   Code   Premium    -------------------    --------------------
Classification      No.    Basis     Pr / Co   All Other    Pr / Co    All Other
- --------------------------------------------------------------------------------

ELECTRONIC               D)500,000.  4.226     7.887        2113.      3944.
COMPONENTS MFG.
         52469

CIGA
                                                                         13.

* (a) Admissions; (b) Area; (c) Each; (d) Gross Sales;
  (e) Payroll; (f) Total Cost; (g) Units; (h) Other
- --------------------------------------------------------------------------------
                                Total Advance Premium $ INCL.

Premium shown is payable: $  INCL.           at inception;
     $
- --------------------------------------------------------------------------------
TERMS AND ENDORSEMENTS  Applying to this Coverage Part and Made Part of this
Policy at Time of Issue:  CG0004     IL0021     CG0041     CG0002     CG2011
- --------------------------------------------------------------------------------

        64*64*11/02/87*PAC 8806001-00                              ORIGINAL COPY
        GREAT AMERICAN INSURANCE COMPANIES                  CG 20 11 (Ed. 11 85)
[LOGO]  Subsidiaries of American Financial Corporation
        580 WALNUT STREET, CINCINNATI, OHIO 45202

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY


             ADDITIONAL INSURED -- MANAGERS OR LESSORS OF PREMISES

This endorsement modifies insurance provided under the following:

        COMMERCIAL GENERAL LIABILITY COVERAGE PART

                                    SCHEDULE

1.      Designation of Premises (Part Leased to You):
        7887 DUNBROOK ROAD, SUITE "H"
        SAN DIEGO, CALIFORNIA 92126

2.      Name of Person or Organization (Additional Insured):
        GREYSTONE
        9235 TRADE PLACE, SUITE A
        SAN DIEGO, CALIFORNIA 92126

        Additional Premium:

(If no entry appears above, the information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

WHO IS INSURED (Section II) is amended to include as an insured the person or organization shown in the Schedule but only with respect to liability arising out of the ownership, maintenance or use of that part of the premises leased to you and shown in the Schedule and subject to the following additional exclusions:

This insurance does not apply to:

1. Any "occurrence" which takes place after you cease to be a tenant in that premises.

2. Structural alterations, new construction or demolition operations performed by or on behalf of the person or organization shown in the Schedule.

[LOGO]  64-64-11/02/87-PAC 306001-00
        GREAT AMERICAN INSURANCE COMPANIES
        Subsidiaries of American Financial Corporation        ORIGINAL COPY
        580 WALNUT STREET, CINCINNATI, OHIO 45202          CM 76 00 (Ed. 11 85)

                                                Policy No. PAC 8-80-60-01 - 00

                    BUSINESSPRO INLAND MARINE COVERAGE PART
                               DECLARATIONS PAGE
- -------------------------------------------------------------------------------
NAMED INSURED:  CYMER LASER TECHNOLOGIES                    POLICY PERIOD:
                7887 DUNBROOK ROAD, SUITE "H"           10/21/87 to 10/21/88
- -------------------------------------------------------------------------------
DESCRIPTION OF BUSINESS:

        DEVELOPMENT & SALES OF EXCIMER LASER
- -------------------------------------------------------------------------------
PREMIUM:

        Premium for this Coverage Part: $ INCL.

              Premium shown is payable: $ INCL.         at inception;
                   $
- -------------------------------------------------------------------------------
FORMS AND ENDORSEMENTS Applying to this Coverage Part and Made Part of this
Policy at Time of Issue:    CM0001    CM7611    CM0066    CM7610    CM0067

- -------------------------------------------------------------------------------

[LOGO]  64-64-11/02/87-PAC 06001-00
        GREAT AMERICAN INSURANCE COMPANIES
        Subsidiaries of American Financial Corporation        ORIGINAL COPY
        580 WALNUT STREET, CINCINNATI, OHIO 45202          CM 76 01 (Ed. 11 85)

                                                Policy No. PAC 8-80-60-01 - 00

              BUSINESSPRO VALUABLE PAPERS AND RECORDS DECLARATIONS
- -------------------------------------------------------------------------------
NAMED INSURED:  CYMER LASER TECHNOLOGIES                    POLICY PERIOD:
                7887 DUNBROOK ROAD, SUITE "H"           10/21/87 to 10/21/88
- -------------------------------------------------------------------------------
PREMIUM FOR THIS COVERAGE FORM  $ INCL.                     RATE  $  VRS.
- -------------------------------------------------------------------------------
LIMITS OF INSURANCE                                             Limit of
                                                                Insurance
A.  Property at Your Premises

    1.  Address

        7887 DUNBROOK ROAD, STE. H.
        SAN DIEGO, CALIFORNIA 92126

        a.  Specifically Described Property

                                                                $
                                                                $
                                                                $
                                                        Total   $

        b.  All Other Covered Property                          $ 10,000.

    2.  Address


        a.  Specifically Described Property

                                                                $
                                                                $
                                                                $
                                                        Total   $

        b.  All Other Covered Property                          $

B.  Property Away From Your Premises                            $
- -------------------------------------------------------------------------------
DEDUCTIBLE

The Deductible Amount is $100 unless otherwise stated           $
- -------------------------------------------------------------------------------

        64-64-11/02/87-PAC 806001-00                            ORIGINAL COPY

- -------------------------------------------------------------------------------
DESCRIPTION OF RECEPTACLES
  Address       Manufacturer            Class           Label           Issuer







- -------------------------------------------------------------------------------
SPECIAL PROVISIONS (if any)













[LOGO]


64-64-11/02/87-PAC8806001-00                         ORIGINAL COPY
GREAT AMERICAN INSURANCE COMPANIES
Subsidiaries of American Financial Corporation          CM 76 11 (Ed. 07  87
580 WALNUT STREET, CINCINNATI, OHIO 45202
                                                 Policy No. PAC 8-80-60-01 - 00

                  BUSINESSPRO ACCOUNTS RECEIVABLE DECLARATIONS
- -------------------------------------------------------------------------------------

NAMED INSURED:   CYMER LASER TECHNOLOGIES                       POLICY PERIOD:
                 7887 DUNBROOK ROAD, SUITE "H"                  10/21/87 to 10/21/88
- -------------------------------------------------------------------------------------
PREMIUM FOR THIS COVERAGE FORM  $  INCL.
- -------------------------------------------------------------------------------------
LIMITS OF INSURANCE
                                                                      Limit of
A.  Property At Your Premises                                        Insurance

    Address

    7887 DUNBROOK ROAD, STE. H.                                      $5,000.
    SAN DIEGO, CALIFORNIA 92126                                      $

B.  Property Away From Your Premises

                                                                     $
                                                                     $

C.  All Covered Property At All Locations                            $

- -------------------------------------------------------------------------------------

DESCRIPTION OF RECEPTACLES

Address         Manufacturer            Class           Label           Issuer


- -------------------------------------------------------------------------------------

RATES AND PREMIUMS

A.  Nonreporting

        Rate $ VRS                                           Premium $ INCL.

B.  Reporting

    1.  Deposit Premium                                              $
    2.  Minimum Annual Premium                                       $
    3.  Reporting Period           (  )  Monthly   (  )  Annual
    4.  Premium Adjustment Period  (  )  Monthly   (  )  Annual
    5.  Premium Base: Values of Covered Property

    6.  Rates                                                        $
                                                                     $
- -------------------------------------------------------------------------------------

                        BUSINESSPRO (Reg. U.S. Pat Off)

64-64-11/02/87-PAC8806001-00                                     ORIGINAL COPY

- -------------------------------------------------------------------------------

DUPLICATE RECORDS

If the Duplicate Records endorsement is attached, the following applies:

        PREMISES ADDRESS                PERCENTAGE DUPLICATED

- -------------------------------------------------------------------------------
SPECIAL PROVISIONS (if any)

- -------------------------------------------------------------------------------

            64*64*11/05/87*PAC8806001-00
            GREAT AMERICAN INSURANCE COMPANY
[LOGO]      Subsidiary of American Financial Corporation
            580 WALNUT STREET, CINCINNATI, OHIO 45202       CA 80 02 (Ed. 01 87)

                    BUSINESSPRO BUSINESS AUTO COVERAGE FORM
                               DECLARATIONS PAGE

*******************************************************************************
ITEM ONE                                         Policy No. PAC 8-80-60-01 - 00
- -------------------------------------------------------------------------------
NAMED INSURED: CYMER LASER TECHNOLOGIES                        POLICY PERIOD
               7887 DUNBROOK ROAD, SUITE "H"               10/21/87 to 10/21/88
- -------------------------------------------------------------------------------
FORM OF BUSINESS:

     (X) Corporation          ( ) Individual
     ( ) Partnership          ( ) Other
===============================================================================
ITEM TWO            SCHEDULE OF COVERAGES AND COVERED AUTOS
- -------------------------------------------------------------------------------
This policy provides only those coverages where a charge is shown in the premium column below. Each of these coverages will apply only to those "autos" shown as covered "autos." "Autos" are shown as covered "autos" for a particular coverage by the entry of one of more of the symbols from the COVERED AUTO Section of the Business Auto Coverage Form next to the name of the coverage.

- --------------------------------------------------------------------------------
                                 *               LIMIT
       Coverages              Covered    The Most We Will Pay For        Premium
                               Autos     Any One Accident or Loss
- --------------------------------------------------------------------------------
LIABILITY                      8,9              $1,000,000               80.
- --------------------------------------------------------------------------------
PERSONAL INJURY PROTECTION               Separately stated in each
(or equivalent No-fault                  PIP Endorsement MINUS
coverage)                                $        Ded.
- --------------------------------------------------------------------------------
ADDED PERSONAL INJURY
PROTECTION (or equivalent                Separately stated in each
added No-fault coverage)                 Added PIP Endorsement
- --------------------------------------------------------------------------------
                                         Separately stated in the
PROPERTY PROTECTION INSURANCE            P.P.I. Endorsement MINUS
(Michigan only)                          $        Ded for each
                                         Accident
- --------------------------------------------------------------------------------
AUTO MEDICAL PAYMENTS                          $
- --------------------------------------------------------------------------------
UNINSURED MOTORISTS                            $
- --------------------------------------------------------------------------------
UNDERINSURED MOTORISTS
(When not included in                          $
Uninsured Motorists Coverage
- --------------------------------------------------------------------------------
                                         Actual cash value or cost of
                                         repair, whichever is less,
                                         MINUS $        Ded. for each
PHYSICAL DAMAGE                          Covered Auto but not deductible
COMPREHENSIVE COVERAGE                   applies to loss caused by
                                         fire or lightning.  See
                                         ITEM FOUR for hired or
                                         borrowed "autos."
- --------------------------------------------------------------------------------

                       BUSINESSPRO (Reg. U.S. Pat. Off.)
CA 8002 (Ed. 01/87) PRO          (Page 1 of 1)             JJ 110287
                                 ORIGINAL COPY

       64*64*11/05/87*PAC8806001-00
       GREAT AMERICAN INSURANCE COMPANY
[LOGO] Subsidiary of American Financial Corporation
       580  WALNUT STREET, CINCINNATI, OHIO 45202


- --------------------------------------------------------------------------------
                                 *                 LIMIT
       COVERAGES              COVERED      The Most We Will Pay For      PREMIUM
                               AUTOS       Any One Accident or Loss
- --------------------------------------------------------------------------------
                                         Actual cash value or cost of
                                         repair, whichever is less,
PHYSICAL DAMAGE SPECIFIED                MINUS  $25 Ded. for each
CAUSES OF LOSS COVERAGE                  Covered Auto for loss caused
                                         by mischief or vandalism.
                                         See ITEM FOUR for hired or
                                         borrowed "autos."
- --------------------------------------------------------------------------------
                                         Actual cash value or cost of
                                         repair, whichever is less,
PHYSICAL DAMAGE                          MINUS $       Ded. for
COLLISION COVERAGE                       each Covered Auto.  See ITEM
                                         FOUR for hired or borrowed
                                         "autos."
- --------------------------------------------------------------------------------
PHYSICAL DAMAGE                          $           for each
TOWING AND LABOR                         disablement of a Private
(Not Available in California)            Passenger Auto.
- --------------------------------------------------------------------------------
                                           Premium for Endorsements
                                         ----------------------------
                                           Estimated Total Premium       80.
- --------------------------------------------------------------------------------
TERMS AND ENDORSEMENTS Applying to this Coverage Part and Made Part of this
Policy at Time of Issue:  CA0143      CA8015      CA0001

================================================================================

* Entry of one or more of the symbols from the COVERED AUTOS Section of the Business Auto Coverage Form shows which autos are covered autos.


                       BUSINESSPRO (Reg. U.S. Pat. Off.)
CA 80 02 (Ed. 01/87) PRO         (Page 2 of 2)
                                 ORIGINAL COPY

[LOGO]


64-64-11/05/87-PAC8806001-00
GREAT AMERICAN INSURANCE COMPANIES
Subsidiaries of American Financial Corporation          CA 80 02 (Ed. 01  87)
580 WALNUT STREET, CINCINNATI, OHIO 45202
===============================================================================
ITEM FOUR               SCHEDULE OF HIRED OR BORROWED
                     COVERED AUTO COVERAGE AND PREMIUMS
- -------------------------------------------------------------------------------
LIABILITY COVERAGE - RATING BASIS, COST OF HIRE
- -------------------------------------------------------------------------------
                                                           Factor
             Estimated Cost of     Rate Per Each $100   If liab. Cov.
State       Hire for Each State       Cost of Hire       is primary     Premium
- -------------------------------------------------------------------------------
CALIFORNIA    IF ANY                 2.020                               INCL.
- -------------------------------------------------------------------------------
                                                        TOTAL PREMIUM    INCL.
- -------------------------------------------------------------------------------
Cost of hire means the total amount you incur for the hire of "autos" you don't own (not including "autos" you borrow or rent from your partners or employees or their family members). Cost of hire does not include charges for services performed by motor carriers of property or passengers.
- -------------------------------------------------------------------------------
PHYSICAL DAMAGE COVERAGE
- -------------------------------------------------------------------------------
                  Limit of Liability
Coverages       (The Most We Will Pay)                   Rate           Premium
                      Deductible
- -------------------------------------------------------------------------------
                 Actual cash value, cost of repairs or
                 $         , whichever is less, MINUS
Comprehensive    $       Dec. for each Covered Auto, but
                 no deductible applies to loss caused by
                 fire or lightning.
- -------------------------------------------------------------------------------
                 Actual cash value, cost of repairs or
  Specified      $        , whichever is less MINUS
Causes of Loss   $  25 Ded for each Covered Auto for Loss
                 caused by mischief or vandalism.
- -------------------------------------------------------------------------------
Collision        Actual cash value, cost of repairs or
                 $    , whichever is less, MINUS
                 $       Ded. for each Covered Auto.
- -------------------------------------------------------------------------------
                                                   Total Premium
- -------------------------------------------------------------------------------
PHYSICAL DAMAGE COVERAGE for covered "autos" you hire or borrow is excess unless indicated below by an "( X )".

(  )  If this parenthesis is checked, PHYSICAL DAMAGE COVERAGE applies on a direct primary basis and, for purposes of the condition entitled OTHER
      INSURANCE, any covered "auto" you hire or borrow is deemed to be a covered "auto" you own.
===============================================================================

                       BUSINESSPRO (Reg. U.S. Pat. Off.)
CA 80 02 (Ed. 01/87) PRO         (Page 1 of 1)                        JJ 110287
                                 ORIGINAL COPY

[LOGO]


64-64-11/05/87-PAC8806001-00
GREAT AMERICAN INSURANCE COMPANIES
Subsidiaries of American Financial Corporation
580 WALNUT STREET, CINCINNATI, OHIO 45202
===============================================================================
ITEM FIVE             SCHEDULE FOR NON-OWNERSHIP LIABILITY
- -------------------------------------------------------------------------------
Named Insured's Business      Rating Basis            Number          Premium
- -------------------------------------------------------------------------------
Other than a                  Number of Employees     0-25            $  INCL.
Social Service Agency         -------------------------------------------------
                              Number of Partners                      $
- -------------------------------------------------------------------------------
                              Number of Employees                     $
Social Service Agency         -------------------------------------------------
                              Number of Volunteers                    $
- -------------------------------------------------------------------------------
                                                                      $ INCL.
                                                                    -----------

                       BUSINESSPRO (Reg. U.S. Pat. Off.)
CA 80 02 (Ed. 01/87) PRO         (Page 1 of 1)

                                 ORIGINAL COPY

                                                          THE ZENITH
                                                   Zenith Insurance Company
                                               Corporate Offices: Woodland Hills

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                INFORMATION PAGE

                                                          Company No. 13145
RENEWAL OF: NEW                                    POLICY NUMBER: P 0053836

1.      THE INSURED:
CYMER LASER TECHNOLOGIES CORPORATION
7887 DUNBROOK RD., STE. H
SAN DIEGO, CA 92126


2.      POLICY PERIOD
        The policy is from 10/22/87 to 1/22/88 12:01 AM STANDARD TIME at the insured's mailing address.

3.      COVERAGE
        A. Workers Compensation Insurance: PART ONE of the policy applies to the Workers Compensation Law of the states listed here.

                CALIFORNIA

        B. Employers Liability Insurance: PART TWO of the policy applies to work in each state listed in item 3.A. The limits of our liability under PART TWO are:

                Bodily Injury By Accident:   $ 1,000,000   Each Accident
                Bodily Injury By Disease:    $ 1,000,000   Each Employee
                Bodily Injury By Disease:    $ 1,000,000   Policy Limit

        C. Other States Insurance: PART THREE of the policy applies to the states, if any, listed here:

                ALL STATES EXCEPT STATES LISTED IN ITEM 3A AND
                OHIO            WEST VIRGINIA           NORTH DAKOTA
                WYOMING         NEVADA                  WASHINGTON

        D.      This policy includes these endorsements and schedules:

                WC000106  WC040303  WC040305  WC940402  WC940406  WC990306
                WC990001  WC940301  WC040301  WS000202  WC000105

4.      PREMIUM

        The premium for this policy will be determined by our manuals of rules, classifications, rates and rating plans. All information required below is subject to verification and change by audit.

        SEE EXTENSION SCHEDULE ATTACHED

TOTAL ESTIMATED ANNUAL PREMIUM                        $         5,510
Minimum Premium         $400        Deposit Premium   $         1,929

INTERIM ADJUSTMENT OF PREMIUM SHALL BE MADE QUARTERLY.

Countersigned At: SAN DIEGO, CA         On: 11/23/87    By:

Producer: BARNEY & BARNEY                                   /s/ William L. Tentz
          P.O. BOX 85638                                    --------------------
          SAN DIEGO,                    CA  92138
                                     100-03-07347-A        Authorized Signature

                                   THE ZENITH
                            Zenith Insurance Company
                       Corporate Offices: Woodland Hills

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

INFORMATION PAGE EXTENSION SCHEDULE

PREMIUM SCHEDULE:

                                                         PREMIUM BASIS         RATE PER      NOT
                                                        TOTAL ESTIMATED        $100 OF      READABLE
ST CODE        CLASSIFICATION                         ANNUAL REMUNERATION    REMUNERATION
- -------        --------------                         -------------------    ------------     -----
                                   10-22-87 TO 10-22-88
CA 36812        INSTRUMENT MFG. -- PROFESSIONAL OR      $   134,300           2.94            $  3
                SCIENTIFIC--N.O.C.

CA 87421        SALESPERSONS -- OUTSIDE.                $    46,800           1.27            $

CA 88101        CLERICAL OFFICE EMPLOYEES -- N.0.C.     $    93,600            .74            $

CA 0120C        PREMIUM FOR CALIFORNIA INCREASED        $   274,700             .10           $
                PART TWO LIMITS

   TOTAL PREMIUM FOR CALIFORNIA                                                               $  5









                                                        ZENITH INSURANCE COMPANY
     Insured CYMER LASER TECHNOLOGIES
     Policy No. P  0053836
     Policy Ordered 10/22/87  To 10/22/88                        [SIG]
     Issued On 11/23/87       At SAN DIEGO, CA.         ------------------------
WC 99-00-01                                                   SECRETARY

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY       [LOGO]



LONGSHOREMEN'S AND HARBOR WORKERS' COMPENSATION ACT COVERAGE ENDORSEMENT



This endorsement applies only to work subject to the Longshoremen's and Harbor Worker's Compensation Act in a state shown in the Schedule. The policy applies to that work as though that state were listed in item 3.A of the Information Page.

The definition workers compensation law includes the Longshoremen's and Harbor Workers' Compensation Act (33 USC Sections 901-950) and any amendment to that Act that is in effect during the policy period.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund
Instrumentalities Act.



                                    Schedule


                                           Longshoremen's and Harbor Workers'
     State                                Compensation Act Coverage Percentage

       CALIFORNIA                                       N/A



The rates for classifications with code numbers not followed by the letter "F" are rates for work not ordinarily subject to the Longshoremen's and Harbor Workers' Compensation Act. If this policy covers work under such classifications, and if the work is subject to the Longshoremen's and Harbor Workers' Compensation Act, those non-F classification rates will be increased by the Longshoremen's and Harbor Workers' Compensation Act Coverage Percentage shown in the Schedule. This paragraph does not apply in California.



This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.
                                                        ZENITH INSURANCE COMPANY
Endorsement Effective
Insured CYMER LASER TECHNOLOGIES
Policy No.  P  0053836
Policy Period  10/22/87   To  10/22/88                           [SIG]
Issued On  11/23/87       At  SAN DIEGO, CA.
                                                               SECRETARY
WC 00-01-06
(Ed. 4-84)

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY       [LOGO]



       OFFICERS AND DIRECTORS COVERAGE/EXCLUSION ENDORSEMENT - CALIFORNIA

If the employer named in item 1 of the Information Page is a private corporation whose officers and directors are the sole shareholders, this policy covers bodily injury sustained by all such officers and directors except those named below or in item 4 of the Information Page.


        Officers and Directors Not Covered              Title



This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.
                                                        ZENITH INSURANCE COMPANY
Endorsement Effective
Insured CYMER LASER TECHNOLOGIES
Policy No.  P  0053836
Policy Period  10/22/87   To  10/22/88                           [SIG]
Issued On  11/23/87       At  SAN DIEGO, CA.
                                                               SECRETARY
WC 04-03-03

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

                                                         [LOGO]
                                                 Zenith Insurance Company
                                           Corporate Offices: Woodland Hills, CA

VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT--CALIFORNIA

If the employer named in item 1 of the Information Page has in his employment persons not entitled to compensation under Division 4 of the Labor Code of the State of California, this policy shall operate as an election on the part of the employer to come under the compensation provisions of Division 4 with respect to those persons described in the Schedule below.

This policy applies to those persons described in the Schedule below as employees.

                                        Schedule

        ALL EMPLOYEES








This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.
                                                        ZENITH INSURANCE COMPANY

Endorsement Effective
Insured  CYMER LASER TECHNOLOGIES
Policy No.  P  0053836                                          [SIG]
Policy Period  10/22/87    To  10/22/88
Issued On  11/23/87        At  SAN DIEGO, CA.                 SECRETARY

WC 04-03-05
(Ed. 1-85)
                                 INSURED COPY              Endorsement No.

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

                                                         [LOGO]
                                                 Zenith Insurance Company
                                           Corporate Offices: Woodland Hills, CA

  CALIFORNIA EXECUTIVE OFFICERS, PARTNERS AND RELATIVES PREMIUM ENDORSEMENT

This endorsement applies only to the insurance provided by the policy because California is shown in item 3.A of the Information Page.

EACH EXECUTIVE OFFICER IF THE EMPLOYER IS A CORPORATION, EACH PARTNER IF THE EMPLOYER IS A PARTNERSHIP AND EACH RESIDING RELATIVE IF THE EMPLOYER IS AN INDIVIDUAL ENTITY, WHO IS COVERED UNDER THIS POLICY SHALL BE BASED ON THEIR ACTUAL REMUNERATION, SUBJECT TO THE MINIMUM AND MAXIMUM AMOUNTS PROVIDED FOR BY OUR MANUALS, BUT NOT LESS THAN $ 250 PER ANNUM FOR EACH SUCH PERSON.








This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.
                                                        ZENITH INSURANCE COMPANY

Endorsement Effective
Insured  CYMER LASER TECHNOLOGIES
Policy No.  P  0053836                                          [SIG]
Policy Period  10/22/87    To  10/22/88
Issued On  11/23/87        At  SAN DIEGO, CA.                 SECRETARY

WC 94-04-02
(Ed. 4-84)
                                 INSURED COPY              Endorsement No.

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

                                                         [LOGO]
                                                 Zenith Insurance Company
                                           Corporate Offices: Woodland Hills, CA

             CALIFORNIA CANCELLATION MINIMUM PREMIUM ENDORSEMENT

This endorsement applies only to the insurance provided by the policy because California is shown in item 3.A of the Information Page.

The following subparagraph 3. is added to Provision E., Final Premium, of Part Five--Premium:

   3. If we cancel because you do not report the remuneration or other data upon which premium is based or because you do not pay the premium when due, the final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the minimum premium.








This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.
                                                        ZENITH INSURANCE COMPANY

Endorsement Effective
Insured  CYMER LASER TECHNOLOGIES
Policy No.  P  0053836                                          [SIG]
Policy Period  10/22/87    To  10/22/88
Issued On  11/23/87        At  SAN DIEGO, CA.                 SECRETARY

WC 94-04-06
(Ed. 4-84)
                                 INSURED COPY              Endorsement No.

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

                                                         [LOGO]
                                                 Zenith Insurance Company
                                           Corporate Offices: Woodland Hills, CA

                 CHANGE OF CANCELATION CONDITION ENDORSEMENT

Section 2 of the Cancelation Condition of the policy is replaced by the following:

   2. We may cancel this policy. We must mail or deliver to you not less than 30 days advance written notice stating when the cancelation is to take effect. Mailing the notice to you at your mailing address shown in item 1 of the Information Page will be sufficient to prove notice.

This endorsement does not apply in the event we cancel the policy because you do not pay the premium when due.








This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.
                                                        ZENITH INSURANCE COMPANY

Endorsement Effective
Insured  CYMER LASER TECHNOLOGIES
Policy No.  P  0053836                                          [SIG]
Policy Period  10/22/87    To  10/22/88
Issued On  11/23/87        At  SAN DIEGO, CA.                 SECRETARY

WC 99-03-06
(Ed. 4-84)
                                 INSURED COPY              Endorsement No.

                                        9888 Genesee Avenue
                                        P.O. Box 28
       ScrippsMemorial  La Jolla        La Jolla, California 92038
[LOGO]        Hospital                  (619) 457-4123
- --------------------------------------------------------------------------------
                     AFTER CARE INFORMATION (INDUSTRIAL)
- --------------------------------------------------------------------------------
Date Of                                     Date Seen
 Injury                 Time                 in E.R.            Time
- --------------------------------------------------------------------------------
Physician's Diagnosis
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- -------------------------------                                  ---------------
- -------------------------------                                  ---------------
[ ] Wound Repair                                                 ---------------
[ ] X-Ray                                                        ---------------
[ ] Medication                                                   ---------------
[ ] Hypertet & Tetanus Booster                                   ---------------
    You have had a culture test ??                               ---------------
    obtain result or have your M??                               ---------------
    your results.                                                ---------------
- -------------------------------                                  ---------------
- -------------------------------        SCHEDULE 3.15(B)          ---------------
Patient    May    May Not                                        ---------------
                                           CLAIMS                ---------------
Patient is to remain off work/sc                                 ---------------
Patient may then return to work                                  ---------------
for ______________________ days                                  ---------------
- --------------------------------------------------------------------------------
   Date                         M.D. Referral                 Phone
- --------------------------------------------------------------------------------
   Time                           Address
- --------------------------------------------------------------------------------
                    PATIENT HOME INSTRUCTION SHEETS GIVEN
- --------------------------------------------------------------------------------
                                Other Specific Instructions:
[ ] Head Injury                 ------------------------------------------------
[ ] Fever                       ------------------------------------------------
[ ] Vomiting and/or diarrhea    ------------------------------------------------
[ ] Burns                       ------------------------------------------------
[ ] Back Pain                   ------------------------------------------------
[ ] Other:                      ------------------------------------------------
          -------------------   ------------------------------------------------
- --------------------------------------------------------------------------------

- -------------------------------------------------------------   -------------------------------------------------------------------
        WOUND CARE (Cuts--Abrasions--Burns--Stitches)                           SPRAIN AND FRACTURE--SEVERE BRUISES
- -------------------------------------------------------------   -------------------------------------------------------------------
[ ] Keep dressing clean and dry.                                [ ] Elevate the injured part to lessen swelling.  If
[ ] Elevate wound to help relieve soreness and to speed             pillows flatten, use chair cushions with pillow or blankets
    healing.                                                        for comfort.
[ ] Keep stitches dry until removed by physician.               [ ] Ice packs also help prevent swelling, especially during
[ ] If wound becomes infected, i.e. red, swollen, shows             the first few hours.  Place ice in plastic or rubber bag,
    drainage or red streaks or more sore instead of less            cloth cover.
    sore as days go by you MUST report to your Doctor right     [ ] If you have an elastic bandage, rewrap it if too tight
    away.                                                           or loose.
[ ] If dressings need to be changed,                            [ ] If you have a cast keep it perfectly dry at all times.
        1. Gently wash wound with 50% H2O and 50% Hydrogen      [ ] Wait 48 hours for the cast to become strong before you
           Peroxide, dry thoroughly and apply thin film of          allow pressure or weight on any part of the cast.
           _______ ointment _______ days.                       [ ] Wiggle toes or fingers to help prevent swelling in the
        2. Wound should be kept clean with a dry dressing           cast--this should be done often if it does not cause pain.
           that can be changed at least every 24 hours.
[ ] Call your physician for dressing changes when instructed.
- -------------------------------------------------------------   -------------------------------------------------------------------

- --------------------------------------------------------------------------------
[ ] IMPORTANT NOTICE:  Your X-Ray has been read on a preliminary basis.  Final consultation and review by the radiologist will be made the following day. Please have your doctor call the X-Ray Department for additional findings.
    If you find the need to pick up a copy of your X-Ray please allow 30 minutes for the processing and completion of your request. X-Rays can be picked up in the X-Ray Department.
- --------------------------------------------------------------------------------
Physician's                             Patient's
Signature                               Signature
- --------------------------------------------------------------------------------
Discharge
Nurse's                                 Legal Guardian
Signature                               Signature
- --------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
P  Patient Name                 Medical Record No.    Date & Time In     Pt. Financial No.      FC      Age     Sex     Mar.
A
T                               ---------------------------------------------------------------------------------------------------
I                               Patient Phone No.                       Birthdate               E.R. Doctor
E
N                               ---------------------------------------------------------------------------------------------------
T  Employer                     Employer Phone                                                  Local Doctor

- -----------------------------------------------------------------------------------------------------------------------------------
   Chief Complaint:

- -----------------------------------------------------------------------------------------------------------------------------------

                            CYMER LASER TECHNOLOGIES

                        3.16(a)   Employment Agreements



                            - See Section 3.15(a) -

                            CYMER LASER TECHNOLOGIES

                     SCHEDULE 3.16(a) Employment Agreements





                               - None in place -

                            CYMER LASER TECHNOLOGIES

                    SCHEDULE 3.16 (b) Employee Compensation

Employee                                                     Annual Compensation
- --------------------                                        --------------------
Akins, Robert                                                            $55,000
Anderson, Stuart                                                         $42,000
Campeau, Serge                                                           $35,000
Clubine, Cynthia                                                         $23,000
Foster, Bette                                                            $33,000
Larson, Donald                                                           $50,000
Moe, Kevin                                                               $23,000
Pedley, Martin                                                           $53,000
Sandstrom, Richard                                                       $54,000
Sengupta, Uday                                                           $54,000
Wilson, J. Daniel                                                        $30,000

                            CYMER LASER TECHNOLOGIES

                       3.17   Confidentiality Agreements



Confidentiality Agreements List

1)     Employee / Non-disclosure Agreements (form and signature pages)

2)     Founders' Confidentiality Agreements

3)     Consultants' Confidentiality Agreements

                            CYMER LASER TECHNOLOGIES

             SCHEDULE 3.17(a)    Employee Confidentiality Agreement



Form and signature pages of employees attached.

The five founders Employee Confidentiality Agreements will be Federal Expressed from our law firm.

                            CYMER LASER TECHNOLOGIES
                      EMPLOYEE / NON-DISCLOSURE AGREEMENT



         In exchange for my becoming employed (or my employment being continued) by CYMER Laser Technologies, or its subsidiaries, affiliates, or successors (hereinafter referred to collectively as the "Company"), I hereby agree as follows:

         1. I will perform for the Company such duties as may be designated by the Company from time to time. During my period of employment by the Company, I will devote my best efforts to the interests of the Company and will not engage in other employment or in any activities detrimental to the best interests of the Company without the prior written consent of the Company.

         2. As used in this Agreement, the term "Inventions" means designs, trademarks, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, improvements, ideas or copyrightable works, including all rights to obtain, register, perfect and enforce these proprietary interests.

         3. As used in this Agreement, the term "Confidential Information" means information pertaining to any aspects of the Company's business which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company or its customers or suppliers, whether of a technical nature or otherwise.

         4. Without further compensation, I hereby agree promptly to disclose to the Company, and I hereby assign and agree to assign to the Company or its designee, my entire right, title, and interest in and to all Inventions which I may solely or jointly develop or reduce to practice during the period of my employment with the Company (a) which pertain to any line of business activity of the Company, (b) which are aided by the use of time, material or facilities of the Company whether or not during working hours, or (c) which relate to any of my work during the period of my employment with the Company, whether or not during normal working hours. No rights are hereby conveyed in Inventions, if any, made by me prior to my employment with the Company which are identified in a sheet attached to and made a part of this Agreement, if any (which attachment contains no confidential information).

         5. I agree to perform, during and after my employment, all acts deemed necessary or desirable by the Company to permit and assist it, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions hereby assigned to the Company as set forth in paragraph 4 above. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings.

         6. I agree to hold in confidence and not directly or indirectly to use or disclose, either during or after termination of my employment with the Company, any Confidential Information I obtain or create during the period of my employment, whether or not during working hours, except to the extent authorized by the Company, until such Confidential Information becomes generally known. I agree not to make copies of such Confidential Information except as authorized by the Company. Upon termination of my employment or upon an earlier request of the Company I will return or deliver to the Company all tangible forms of such Confidential Information in my possession or control, including but not limited to drawings, specifications, documents, records, devices, models or any other material and copies or reproductions thereof.

         7. I represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict with the provisions of this Agreement.

         8.      This Agreement (a) shall survive my employment by the Company,
(b) does not in any way restrict my right or the right of the Company to terminate my employment, (c) inures to the benefit of successors and assigns of the Company and (d) is binding upon my heirs and legal representatives.

         9. This Agreement does not apply to an Invention which qualifies fully under the provisions of Section 2870 of the Labor Code, a copy of which is attached hereto as Exhibit A. I agree to disclose all Inventions made by me in confidence to the Company to permit a determination as to whether or not the Inventions should be the property of the Company.

         10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

         11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.



      STUART L. ANDERSON
- ------------------------------                ---------------------------------
      Stuart L. Anderson                              Robert P. Akins
                                                        President
                                                       CYMER Laser Technologies

Dated:   10/21/87                                  Dated:
      ------------------------                           ----------------------

                                   ATTACHMENT

                               LIST OF INVENTIONS

                                   EXHIBIT A

                       CALIFORNIA LABOR CODE SECTION 2870

                  EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS




         (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                 (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

                 (2) Result from any work performed by the employee for the employer.

         (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

         10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

         11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.



       SERGE M. CAMPEAU
- -----------------------------------       -----------------------------------
       Serge M. Campeau                               Robert P. Akins
                                                         President
                                                      CYMER Laser Technologies


Dated: 2/15/88                                              Dated: 2/23/88

         10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

         11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.





         J. DANIEL WILSON                             ROBERT P. AKINS
- -----------------------------------        -----------------------------------
         J. Daniel Wilson                             Robert P. Akins
                                                         President
                                                      CYMER Laser Technologies

Dated:  2/19/88                                           Dated:   2/23/88

         10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

         11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.




         KEVIN W. MOE                                  ROBERT P. AKINS
- -----------------------------------           ---------------------------------
         Kevin W. Moe                                  Robert P. Akins
                                                          President
                                                       CYMER Laser Technologies


Dated: [ILLEGIBLE]                            Dated:   2/23/88
      -----------------------------                 ---------------------------

         10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

         11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.



         BETTE L. FOSTER                               ROBERT P. AKINS
- -----------------------------------         -----------------------------------
         Bette L. Foster                               Robert P. Akins
                                                          President
                                                       CYMER Laser Technologies

Dated:   2/18/88                                            Dated:   2/18/88

         10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

         11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.




         CYNTHIA A. CLUBINE                            ROBERT P. AKINS
- -----------------------------------        ------------------------------------
         Cynthia A. Clubine                            Robert P. Akins
                                                          President
                                                       CYMER Laser Technologies

Dated:   2/18/88                                            Dated:   2/18/88

                            CYMER LASER TECHNOLOGIES

             SCHEDULE 3.17(b) Consultant Confidentiality Agreement




Agreements attached.

                            NONDISCLOSURE AGREEMENT

THIS AGREEMENT is made on OCTOBER 14, 1987 between CYMER LASER TECHNOLOGIES, a California corporation (the "Company") and Fine Particles Tech., a ______________________ corporation ("Third Party").


         1. Purpose. The Company and Third Party wish to explore a business possibility and the Company may disclose Confidential Information to Third Party.

         2. Definition. "Confidential Information" means any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed promptly in writing as having been disclosed as confidential or proprietary. Confidential Information does not include information, technical data or know-how which (i) is in the possession of the receiving party at the time of disclosure as shown by the receiving party's files and records immediately prior to the time of disclosure; or (ii) prior or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving party, or (iii) is approved by the disclosing party, in writing, for release.

   3. Non-Disclosure of Confidential Information. Third Party agrees not to use any Confidential Information disclosed to it by the Company for its own use or for any purpose except to carry out discussions concerning, and the undertaking of, any business relationship between the two. Third Party will not disclose any Confidential Information of the Company to third parties or to employees of Third Party except employees who are required to have the information in order to carry out the discussions of the contemplated business. Third Party will have or has had employees to whom Confidential Information of the Company is disclosed or who have access to Confidential Information of the Company sign a Non-Disclosure Agreement in content substantially similar to this Agreement and will promptly notify the Company in writing of the names of each such employee upon the request of the Company at any time. Third Party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the Company in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which measures shall include the highest degree of care that Third Party utilizes to protect its own Confidential Information of a similar nature.

Third Party agrees to notify the Company in writing of any misuse or misappropriation of Confidential Information of the Company which may come to Third Party's attention.

         4. Return of Materials. Any materials or documents which have been furnished by the Company to Third Party will be promptly returned, accompanied by all copies of such documentation, after the business possibility has been rejected or concluded.

         5. Patent or Copyright Infringement. Nothing in this Agreement is intended to grant any rights to Third Party under any patent or copyright, nor shall this Agreement grant Third Party any rights in or to the Company's Confidential information, except the limited right to review such Confidential Information solely for the purposes of determining whether to enter into the proposed business relationship with the Company.

         6. Term. The foregoing commitments of Third Party shall survive any termination of discussions between the parties, and shall continue for a period of five (5) years following the date of this Agreement.

         7. Miscellaneous. This Agreement shall be binding upon and for the benefit of the undersigned parties, their successors and assigns, provided that Confidential Information of the Company may not be assigned without the prior written consent of the Company. Failure to enforce any provision of this Agreement shall not constitute a waiver of any term hereof.

         8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, and shall be binding upon the parties hereto in the United States and worldwide.

         9. Remedies. Third Party agrees that the obligations of Third Party provided herein are necessary and reasonable in order to protect the Company and its business, and Third Party expressly agrees that monetary damages would be inadequate to compensate the Company for any breach by Third Party of its covenants and agreements set forth herein. Accordingly, Third Party agrees and acknowledges that any such violation or threatened violation will cause irreparable inquiry to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company shall be entitled to obtain injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by Third Party, without the necessity of proving actual damages.

                                                       "COMPANY"

                                                        CYMER LASER TECHNOLOGIES



                                                        By:  [ILLEGIBLE]
                                                           ---------------------
                                                        Title: MGR. PRODUCT
                                                                    ENGINEERING

                                                       "THIRD PARTY"

                                                             [ILLEGIBLE]
                                                       ------------------------

                                                      By:    [ILLEGIBLE]
                                                         ----------------------
                                                      Title: Marketing Manager
                                                            -------------------

                            NONDISCLOSURE AGREEMENT



         THIS AGREEMENT is made on   APRIL 13, 1988 between CYMER LASER
TECHNOLOGIES, a California corporation (the "Company") and HIGHTECH METALLURGICAL CO. ("Third Party").

         1. Purpose. The Company and Third Party wish to explore a business possibility and the Company may disclose Confidential Information to Third Party.

       2. Definition. "Confidential Information" means any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed promptly in writing as having been disclosed as confidential or proprietary. Confidential Information does not include information, technical data or know-how which (i) is in the possession of the receiving party at the time of disclosure as shown by the receiving party's files and records immediately prior to the time of disclosure; or (ii) prior or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving party, or (iii) is approved by the disclosing party, in writing, for release.

         3. Non-Disclosure of Confidential Information. Third Party agrees not to use any Confidential Information disclosed to it by the Company for its own use or for any purpose except to carry out discussions concerning, and the undertaking of, any business relationship between the two. Third Party will not disclose any Confidential Information of the Company to third parties or to employees of Third Party except employees who are required to have the information in order to carry out the discussions of the contemplated business. Third Party will have or has had employees to whom Confidential Information of the Company is disclosed or who have access to Confidential Information of the Company sign a Non-Disclosure Agreement in content substantially similar to this Agreement and will promptly notify the Company in writing of the names of each such employee upon the request of the Company at any time. Third Party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the Company in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which measures shall include the highest degree of care that Third Party utilizes to protect its own Confidential Information of a similar nature.

Third Party agrees to notify the Company in writing of any misuse or misappropriation of Confidential Information of the Company which may come to Third Party's attention.

         4. Return of Materials. Any materials or documents which have been furnished by the Company to Third Party will be promptly returned, accompanied by all copies of such documentation, after the business possibility has been rejected or concluded.

         5. Patent or Copyright Infringement. Nothing in this Agreement is intended to grant any rights to third Party under any patent or copyright, nor shall this Agreement grant Third Party any rights in or to the Company's Confidential information, except the limited right to review such Confidential Information solely for the purposes of determining whether to enter into the proposed business relationship with the Company.

         6. Term. The foregoing commitments of Third Party shall survive and termination of discussions between the parties, and shall continue for a period of five (5) years following the date of this Agreement.

         7. Miscellaneous. This Agreement shall be binding upon and for the benefit of the undersigned parties, their successors and assigns, provided that Confidential Information of the Company may not be assigned without the prior written consent of the Company. Failure to enforce any provision of this Agreement shall not constitute a waiver of any term hereof.

         8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, and shall be binding upon the parties hereto in the United States and worldwide.

         9. Remedies. Third Party agrees that the obligations of Third Party provided herein are necessary and reasonable in order to protect the Company and its business, and Third Party expressly agrees that monetary damages would be inadequate to compensate the Company for any breach by Third Party of its covenants and agreements set forth herein. Accordingly, Third Party agrees and acknowledges that any such violation or threatened violation will cause irreparable injury to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company shall be entitled to obtain injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by Third Party, without the necessity of proving actual damages.



                                                  "COMPANY"

                                                  CYMER LASER TECHNOLOGIES
                                                  -----------------------------

                                                  By:  ROBERT P. AKINS
                                                     --------------------------
                                                  Title: President
                                                        -----------------------


                                                  "THIRD PARTY"

                                                  HITECH METALLURGICAL CO.
                                                  -----------------------------

                                                  By:  K. H. Holks
                                                     --------------------------

                            NONDISCLOSURE AGREEMENT



THIS AGREEMENT is made on January 4, 1988 between CYMER LASER TECHNOLOGIES, a California corporation the "Company") and Mr. Stanley Collier, a ___________________________ corporation ("Third Party").


         1. Purpose. The Company and Third Party wish to explore a business possibility and the Company may disclose Confidential Information to Third Party.

         2. Definition. "Confidential Information" means any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed promptly in writing as having been disclosed as confidential or proprietary. Confidential Information does not include information, technical data or know-how which (i) is in the possession of the receiving party at the time of disclosure as shown by the receiving party's files and records immediately prior to the time of disclosure; or (ii) prior or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving party, or (iii) is approved by the disclosing party, in writing, for release.

         3. Non-Disclosure of Confidential Information. Third Party agrees not to use any Confidential Information disclosed to it by the Company for its own use or for any purpose except to carry out discussions concerning, and the undertaking of, any business relationship between the two. Third Party will not disclose any Confidential Information of the Company to third parties or to employees of Third Party except employees who are required to have the information in order to carry out the discussions of the contemplated business. Third Party will have or has had employees to whom Confidential Information of the Company is disclosed or who have access to Confidential Information of the Company sign a Non-Disclosure Agreement in content substantially similar to this Agreement and will promptly notify the Company in writing of the names of each such employee upon the request of the Company at any time. Third Party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the Company in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which measures shall include the highest degree of care that Third Party utilizes to protect its own Confidential Information of a similar nature.

Third Party agrees to notify the Company in writing of any misuse or misappropriation of Confidential Information of the Company which may come to Third Party's attention.

         4. Return of Materials. Any materials or documents which have been furnished by the Company to Third Party will be promptly returned, accompanied by all copies of such documentation, after the business possibility has been rejected or concluded.

         5. Patent or Copyright Infringement. Nothing in this Agreement is intended to grant any rights to Third Party under any patent or copyright, nor shall this Agreement grant Third Party any rights in or to the Company's Confidential Information, except the limited right to review such Confidential Information solely for the purposes of determining whether to enter into the proposed business relationship with the Company.

         6. Term. The foregoing commitments of Third Party shall survive any termination of discussions between the parties, and shall continue for a period of five (5) years following the date of this Agreement.

         7. Miscellaneous. This Agreement shall be binding upon and for the benefit of the undersigned parties, their successors and assigns, provided that Confidential Information of the Company may not be assigned without the prior written consent of the Company. Failure to enforce any provision of this Agreement shall not constitute a waiver of any term hereof.

         8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, and shall be binding upon the parties hereto in the United States and worldwide.

         9. Remedies. Third Party agrees that the obligations of Third Party provided herein are necessary and reasonable in order to protect the Company and its business, and Third Party expressly agrees that monetary damages would be inadequate to compensate the Company for any breach by Third Party of its covenants and agreements set forth herein. Accordingly, Third Party agrees and acknowledges that any such violation or threatened violation will cause irreparable inquiry to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company shall be entitled to obtain injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by Third Party, without the necessity of proving actual damages.




                                                  "COMPANY"

                                                  ______________________________



                                                  By:      Robert P. Akins
                                                  Title:   President

                                                  "THIRD PARTY"

                                                          STANLEY COLLIER
                                                  -----------------------------

                                                  By:     Stanley Collier
                                                     --------------------------

                                                  Title:_______________________

                            CYMER LASER TECHNOLOGIES

                            SCHEDULE 3.18 Litigation



                       - No litigation past or pending -


Legal issues that have come to our attention that could or could not concern the company in the future are attached.

                                 [QUESTEK LOGO]



July 29, 1987


Cymer Laser Technologies
7887 Dunbrook Road
San Diego, CA 92126

Re: Questek Patent No. 4,611,270

Dear Sir or Madam:

I have enclosed a copy of United States Patent No. 4,611,270 for your review. All rights to this patent are owned by Questek Incorporated.

I direct your attention to this patent because it has come to my attention that Cymer manufactures and sells excimer lasers with a control system similar to that in this patent.

If you believe Cymer is not infringing on this patent, please reply with supporting information to this effect by registered mail. Failure to do so within 30 days will be interpreted as an acknowledgement that Cymer is indeed infringing on this patent, and Questek is prepared to take legal action to prevent such infringement.


Sincerely yours,
QUESTEK, INC.


GARY K. KLAUMINZER, Ph.D.

Gary K. Klauminzer, Ph.D.
President




       QUESTEK INC., 44 MANNING ROAD, BILLERICA, MA 01821 (617) 667-6790

CYMER LASER TECHNOLOGIES




August 26, 1987

Dr. Gary Klauminzer
President
QUESTEK Inc.
44 Manning Road
Billerica, MA 01821

Re: Questek Patent No. 4,611,270

Dear Dr. Klauminzer:

We have carefully reviewed your patent and have no plans to infringe on it.

Thank you for bringing our attention to this subject.


Sincerely,

ROBERT AKINS, Ph.D.

Robert Akins, Ph.D.
President



  7887 Dunbrook Road . Suite H . San Diego, California 92126 . (619) 549-6760

LA TIMES, 12/22/87

COURT UPHOLDS
PATLEX RIGHTS TO
3RD LASER PATENT

By BARRY STAVRO,
Times Staff Writer

    Patlex Corp. won another legal victory last week by wrapping up the rights to a third key laser patent, furthering the Chatsworth company's chances for great riches.

    The U.S. District Court in Washington upheld a laser use patent that had been issued to inventor Gordon Gould, Patlex's vice chairman, in 1979. In 1982, however, the Patent Office decided to re-examine Gould's patent. But the District Court concluded that the Patent Office's arguments were not sufficient to rescind the patent.

    The Patent Office has 60 days to appeal the decision.

    'A Satisfying Year'

    "It's been a very satisfying year," said Richard Samuel, Patlex's chairman. The company owns 64% of the rights to Gould's various laser patents, in exchange for which Patlex has been footing the legal bills as it tries to conclude the lengthy dispute over Gould's inventions. This year alone, Patlex's legal tab is $1.25 million, Samuel said.

    Gould, who owns 20% of the rights to his patents, originally filed for his laser use patent in 1959.

    Gould came up with the acronym laser -- light amplification by stimulated emission of radiation -- and the powerful beams of light are now used in everything from eye surgery to computer printers and steel manufacturing.

    After years of legal battles, Gould and Patlex have had little to show for their efforts. For the nine months ended Sept. 30, Patlex lost $2 million on $9.2 million in sales.

    But that will now change. Samuel expects Patlex to close out its year with a profit, and with Gould and Patlex on the verge of collecting big returns, the company's stock has surged from $5.75 per share after the stock market crash Oct. 19 to close at $14 Monday.

    The trio of laser patents that Gould holds covers 90% of the estimated $600-million market in non-military users for lasers. On average, Patlex gets 5% royalty payments from companies using Gould's laser technology. With a total market of $600 million, Patlex would take in about $19 million in royalties next year, and Gould would get an additional $6 million.

    "We're guessing like everyone else. It could be half or twice that amount," Samuel said.

    Contracts Signed

    Since last month, Samuel has signed contracts for $4.8 million worth of back royalties that the companies owed Patlex, plus future laser royalty deals. To date, Patlex has signed about 20 companies to royalty contracts, including Motorola, IBM, General Motors and 3M. Samuel said he expects to sign another 50 to 75 firms.

    Last month, Patlex won another legal battle when Gould was finally awarded a patent for his gas-discharge laser. Earlier, Gould had been awarded a patent for an optically-pumped laser.

    The names refer to different power sources used to trigger a laser. Some lasers use a light charge; others are triggered by an electrical discharge in a gas.

    Those two patents cover the manufacture of lasers. The latest use patent, however, covers the use of lasers in cutting, welding, drilling and chemical reactions.

    There is a fourth laser invention at stake, called the Brewster Angle Window, which involves a design used in many gas-discharge lasers. Gould's patent application is before the Patent Office's Board of Appeals, and Samuel expects a decision in January.

    This last design is not as vital as the other three, Samuel said, but would further solidify Patlex's claim on royalties from manufacturers of gas-discharge lasers.

    Developed Ideas as Student

    Gould, 67, who lives in Kinsale, Va., developed his laser ideas while a graduate student of physics at Columbia University.

    "The basic principle popped into my mind one night when I couldn't get to sleep, and it was so exciting that I just spent the whole rest of the weekend writing it down," he said.

    Years later, Gould suffered from cataracts, and his sight was saved as a result of laser surgery.

    Although Gould said he feels "immense satisfaction" at having his laser inventions vindicated in court, the 30-year struggle has been wearying.

    "If I had any idea that it could take this kind of time, I would have dropped it decades ago," he said.

- -------------
VALLEY PEOPLE
- -------------

    * Amperif Corp. has named NORMAN R. FARQUHAR to the newly created position of senior vice president and chief financial officer.

    Farquhar, 41, is overseeing the Chatsworth company's financial resources and its plan to become a publicly traded corporation by the end of 1998.

    Amperif is a developer and supplier of storage systems for mainframe computers.

                              BUSINESS NEWS/LASERS

PATLEX'S PATH TO PROFITS

By Michael Moretti

In the past several months, Patlex Corp., Chatsworth, Calif., has begun to reap the benefits of a legal war that it tenaciously waged for nearly a decade. A string of legal victories in the Gordon Gould patent case (Patlex owns a 64% interest in the Gould patents) has given this company the momentum and clout to demand royalties from some 200 laser manufacturers.

    After years of toil, Patlex hopes to collect nearly $15 million by 1990 from those laser companies that are found to be infringing on the Gould patent.

    A favorable patent decision recently handed down by the U.S. Court of Appeals validates Gould's gas laser claim. In September 1986, the same court ruled in favor of Gould's right to an optically pumped laser patent. In May of this year, the California courts upheld one of Gould's patents in an infringement case against Cooper LaserSonics, Palo Alto, Calif. And in the same month, Lumonics, Kanata, Ontario, settled out of court with Patlex after lengthy litigation involving three infringement suits.

    According to Patlex Chairman Richard Samuel, the licensing agreement his company signed with Lumonics will serve as a baseline for future settlements. Patlex has sent similar agreements to 200 companies and is currently negotiating licensing arrangements with 25 of these manufacturers.

    In addition, the company is pursuing infringement suits against Control Laser, Orlando, Fla., and NEC, Tokyo, Japan. It has also purchased the assets of General Photonics, Santa Clara, Calif., which sought Chapter 11 to avoid a Patlex suit.

Beginning in 1976

Samuel's involvement with the Gould patent case began in 1976. At that time, Samuel was a patent attorney and partner in a law firm that Gould chose to defend his claims.

    In 1979, an investment banking firm brought a group of investors together with Gould to form Patlex. Samuel, who had purchased a stake in the Gould patents, left his law firm in 1983 to manage Patlex during what he calls "the dark years."

    "I had to bring the company through the next few years of legal fighting with no near-term payoff in sight," recounts Samuel.

    During this time, Samuel proved his business acumen by raising capital and diversifying Patlex's interests. As a result, the holding company, which had three employees and no revenue in 1983, now boasts 300 employees worldwide and revenues in 1986 of $5.9 million.

    The bulk of this revenue is generated by two Israeli manufacturing companies. Patlex also owns Apollo Lasers, Chatsworth, Calif. -- a company that has only recently shown a profit.

    Samuel estimates 1987 revenue for Patlex at $12 million, with a

[ADVERTISEMENT]

                              BUSINESS NEWS/LASERS

jump to $20 million by 1988. He attributes this boost in revenues to the success of his two defense-oriented companies in Israel.

    Reflecting these business and legal accomplishments, Patlex stock climbed from $5 per share in 1985 to a current trading price hovering around $18.

Extreme optimism

Looking to the next few years, Samuel is extremely optimistic regarding the legal awards and royalty revenues based on the Gould patents. He thinks court decisions on patent claims are more predictable now than in the past.

    "All patent cases now go to one Court of Appeals in Washington, D.C. In the past, cases went to regional courts which led to an inconsistency of judgements. Overall, the courts are more consistent in upholding patents and issuing injunctions now," says Samuel.

    Over the years, Patlex spent more than $3 million pursuing patent litigation. Now the company wants a significant return on its investment. "We're not willing to settle on the basis of attorney fees," says Samuel. "We want substantial licensing fees. Based on the Lumonics agreement, we are asking for 5% royalties from all companies."

    Samuel advises that laser companies carefully evaluate the ultimate costs of fighting a court battle to escape patent royalties. "Control Laser spent $1.4 million in legal fees over the last ten years. The company now faces retroactive license fees and interest in addition to those legal expenditures."

- ---------------------------------------------------------------------

F&S REPORT FORECASTS LASER MARKET TO
GROW 6.7% A YEAR THROUGH 1991

Demand by U.S. end-users for industrial-commercial component lasers reached $228 million in 1986, and will grow at an annual rate of 6.7% through 1991, when the market will be worth $315 million, according to a recent Frost & Sullivan report. The Frost & Sullivan report analyzes and forecasts the American market for commercial/industrial lasers.

    Some highlights of the forecast: CO2, ion, and solid-state lasers are expected to continue to represent the most popular types of lasers in the U.S. CO2 laser sales of $52 million in 1986 are projected at $63.3 million in 1991 -- a compounded annual growth rate (CAGR) of 4% for the forecast period.

    Solid-state lasers are projected to grow at a CAGR of 8%, with sales of $42 million in 1986 projected at $61.7 million in 1991. This growth expectation is based upon anticipated expanded sales in therapeutic medical applications and the projected recovery of what has been a relatively soft microelectronics industry the past two years.

[ADVERTISEMENT]

                              BUSINESS NEWS/LASERS

CALIFORNIA JURY FINDS IN FAVOR OF PATLEX IN PATENT LITIGATION

In May, there was more news in regard to what Patlex Corp. calls its "pursuit of the Gordon Gould Laser Patent properties."

    A California jury returned a verdict that will result in an award of "no less than $161,619" to Gould and the Chatsworth, Calif., company.

    The jury found Cooper LaserSonics, Palo Alto, Calif., had "willfully infringed" Gould's copper-vapor-laser patent.

    The award represents back royalties of 6% on a variety of copper-vapor lasers made and sold by Cooper LaserSonics. According to Patlex, undisputed sales of such lasers have amounted to about $2.7 million.

    Patlex is exclusive licensing agent for the Gould patent properties and holds a 64% income interest in them.

    Richard I. Samuel, Patlex chairman, noted that his firm had tried negotiating "a concessionary license" with the other company. He said the case demonstrates that "we are fully prepared to let the courts determine the appropriate damages if an infringing manufacturer does not enter into a negotiated license."

    Because the jury found the infringement willful, the court can award further money to Patlex and Gould in connection with attorneys' fees. It can also increase the damages up to three times.

- --------------------------------------------------------------------------
TEST-EQUIPMENT MARKET IS SUBJECT OF NEW STUDY

U.S. sales of laser and optoelectronic test equipment approached $665 million in 1986 and will triple to about $2 billion by 1994. Over the eight-year period, that is equivalent to an average annual increase of more than 14%.

    These are among findings reported in a 350-page study recently published by Corporate Strategic Intelligence (CSI), Middlebush, N.J.

    In the course of its research, the market-research firm discovered that the spectrum analyzer, the interferometer, the microscope, and optical test equipment dominate the total market for laser and optoelectronic test equipment. They account for 41% of total sales.

    The fastest-growing area is fiber-optic test equipment, which CSI says will expand at an average annual rate of 33% over the same eight-year period.

    CSI's study, "Developments in the Laser and Opto-Electronics Test Equipment Market" (Report #1120), sells for $895. To order or to request a table of contents and description, contact CSI at P.O. Box 5204, Middlebush, NJ 08873. Or phone (201) 873-3792.


[ADVERTISEMENT]

                               POSTDEADLINE NEWS

        from this technique in the future.

            The CPA studies have been conducted at the university's Laboratory for Laser Energetics by P. Maine, D. Strickland, P. Bado, and G. Mourou. Amplification of a long chirped pulse avoids saturation in the glass amplifier (see the June 1988 LF/E-O, p. 104). Recompression in a grating pair creates a joule-level picosecond pulse with the brightness figure quoted above.

            The brightness was determined from measurement of peak power (in the terawatt regime) and beam divergence (twice the diffraction limit). Mourou said the measured brightness implies that the pulses could be focused with an fl lens to a power density of 10(10) W/cm(2).

            Through use of larger amplifiers that are already available for laser fusion studies, together with improved pulse-compression equipment, the researchers expect to achieve petawatt pulses that can be focused to a power density of 10(23) W/cm(2).

INDUSTRIAL LASER SYSTEMS GET SMART

            Computer-aided laser marking and engraving and three-dimensional laser measurement and cutting were among the capabilities highlighted at the May 1987 European Conference on Automated Manufacturing (Automan) in Birmingham, U.K.

            Laser Lines Ltd., Oxford, U.K., displayed two programmable laser markers. The ALLMARK pulsed CO(2) marker from Alltec GmbH, Lubeck, F.R.G., creates a complete mark in 1 microsecond. The BLS600 CW Nd:YAG marker from Carl Baasel Lasertechnik GmbH, Starnberg, F.R.G. uses vector a marking, controlled by a 16/32-bit processor, to expand form and content options.

            Laser Scientific Services Ltd., Huntingdon, U.K., demonstrated a new high-power CO(2)-laser machining and cutting system. The company offers lasers that operate pulsed at up to 2.5-kHz repetition rate with power ratings of 450, 750, or 1200 W.

            Oxbridge Technology, Milton Keynes, U.K., showed its contactless measurement system known as Lasertrace that determines position in three dimensions. Applications are foreseen in robotics, vehicle tracking, midflight refueling, and tunneling and mining.

IMAGE PROCESSING FIRM REPORTS HEALTHY GROWTH

            Matrox Electronic Systems Ltd. of Dorval, Quebec, passed the $40 million mark in its most recent fiscal year, which ended March 31, and enjoyed 35% growth in sales. The eleven-year-old firm has had strong activity selling display controllers for military, financial, and other system markets and has offered image processing boards in recent years.

            Terry Whalen, imaging product manager, said that the processing subsystems now represent about 20% of the company's sales. Although other companies making board-level image processing products have recently reported flat or low-percentage sales growth. Whalen said that Matrox's imaging products experienced sales growth of about 30% in the fiscal year just ended.

PATLEX SIGNS LICENSE AGREEMENTS, DROPS PATENT SUIT AGAINST LUMONICS

            Patlex Corp., Chatsworth, Calif., signed two laser patent license agreements in May with Lumonics Inc., Kanata, Ontario. As part of the total agreement, Patlex droped all legal actions against Lumonics including two infringement suits in the U.S. and one in

                               POSTDEADLINE NEWS

        Canada. Patlex's other suits involving infringement on the [illegible] laser patent properties against Cooper LaserSonics and Control [illegible] are still in the courts (see p. 48).

                One patent agreement with Lumonics, on the Optically Pumped Laser Amplifier patent, will provide Patlex a minimum royalty income of $2 million over eight years. The second agreement, on the Gas Discharge Laser patent, is expected to provide the company with a substantial royalty stream after that patent is issued.

                The Lumonics deal is a big breakthrough for Patlex, which holds a 64% interest in all Gould laser patent income. Lumonics is the first major laser manufacturer that Patlex has licensed under the Gould patents.

                For Lumonics, the licensing agreements "affect only 10% of our business and will have only minimal effect on product prices," according to Richard Hall, company vice president.

CLARIFICATION

        Warren Smith, research scientist with Kaiser Electro-Optics (KEO) in Carlsbad, Calif., points out that it was not "management changes and reorganization" (as reported in LF/E-O May 1987, p. 10) that led to his resignation from Santa Barbara Applied Optics. Smith says he chose his current position with KEO over several alternatives.

NEW INFORMATION SOURCES FOR MEDICAL AND INDUSTRIAL LASER TECHNOLOGIES

        LF/E-O has announced two new publications. The first is the 1987 edition of the Industrial Laser Annual Handbook, and it is now available from PennWell Books of Tulsa, Okla. The second is the Medical Laser Buyers' Guide and it will be available in the fall.

                The Industrial Laser Annual Handbook includes sections with laser material processing data, articles reviewing different aspects of laser processing, a company and product directory, and lists of related products and services. This 260-page hardbound book is published jointly by PennWell Books and LF/E-O.

                The Medical Laser Buyers' Guide has been launched by Medical Laser Industry Report, which is a monthly newsletter published by PennWell Publishing Co. This buyers' guide will be the first dedicated directory providing information on medical lasers and accessories for medical laser users. More information on this publication is available from Michael Moretti, editor, at (213) 371-4003.

O-E/LASE EXPANDS ITS QUARTERS

        The SPIE's O-E/LASE symposium, scheduled for Jan. 10-15, 1988, in Los Angeles, Calif., will occupy four hotels in the vicinity of Los Angeles airport. The preliminary program groups the conferences as follows: five on optics and optomechanics; five on optical computing and holography; four on optical data storage; seven on medical applications of lasers, fibers, and electro-optics; six on lasers in aerospace; eight on laser science and engineering; and five on spectroscopy. These O-E/Lase conferences will run concurrently with two other SPIE-sponsored symposia: the Electronic Imaging Devices and Systems '88, which includes nine conferences, and Innovative Science and Technology, which includes eleven conferences on subjects related to the SDI program. LF/E-O will manage the exhibit.

                                    COMMENT

     LASER ASSOCIATION OF AMERICA SEEKS TO BOLSTER DOMESTIC LASER INDUSTRY

                                By C. Breck Hitz

- -------------------------------------------------------------------------------
C. BRECK HITZ is executive director of the Laser Association of America, 72 Mars St., San Francisco, CA 94114; tel: (415)-621-5776. He is also a contributing editor of LF/E-O.
- -------------------------------------------------------------------------------

Many important issues face the laser industry today--issues like patent litigation and federal regulation--and they can be addressed much more effectively if the industry thinks and acts together, rather than separately. The Laser Association of America (LAA) intends to bring about such coherence. Its goal, simply stated, is to provide a healthy business environment for the domestic laser industry.

        Initially formed as the Laser Industry Council of the Laser Institute of America (LIA), the LAA is now an independent trade association for companies located in the U.S. that develop and manufacture lasers, laser systems, laser components, and accessories. In fact, member companies manufacture more than 90% of the lasers produced in the U.S. today, and membership is growing.

        The LAA probably would not exist today were it not for the support of the LIA's staff, officers, and board during its early years. But for legal and organizational reasons, the LAA became a separate corporation in 1985 and this summer opened its own office in San Francisco. Representatives from the largest laser manufacturers in the country are serving as officers for 1987:

        o President: Len DeBenedictis, vice president and general manager, Coherent Laser Product Division
        o President Elect: Jon Tompkins, senior vice president and general manager, Spectra-Physics Laser Product Division
        o       Secretary: Dean Hodges, vice president, Newport Corp.
        o       Treasurer: William Kern, vice president, Quantronix Corp.

TOO MANY TRADE SHOWS

In an LAA opinion survey last year, the CEOs of many laser companies indicated that trade-show proliferation was their most immediate concern. It costs a manufacturer thousands of dollars to ship a booth across the country to a laser exhibition and thousands of dollars to staff it for several days. As the laser community itself has grown during recent years, so has the number of trade shows and conferences and the attendant costs of participating in them.

        The LAA is working hard to consolidate the laser conferences scheduled for 1988 and beyond, and professional societies are taking notice of the manufacturers' concerns. The LIA has drastically scaled down the exhibit associated with the 1987 ICALEO. The SPIE, as well as the OSA and LEOS, are working closely with the LAA in an attempt to schedule fewer conferences that will better serve the needs of engineers, scientists, and manufacturers.

GORDON GOULD PATENTS

While proliferation of conferences may be the most immediate issue facing the industry, others may be more significant in the long run. For example, the Gordon Gould patents, which cover much of the fundamental laser technology, threaten to have a serious impact on the industry. If the patents are upheld by the courts, and if the resulting royalties cause a significant price increase of domestically manufactured lasers, there would probably be two adverse effects. First, lasers would be less economically competitive with other technologies. Laserless barcode scanners, for example, might become more practical in many situations. Second, U.S. manufacturers would be at a disadvantage, because they, but not foreign manufacturers would be required to pay royalties on lasers sold outside the U.S.

        Although some observers feel the Gould patents have merit, most laser manufacturers to date have disputed the patents. Patlex Corp., majority owner of the Gould patents, has brought suit against a number of individual companies. Litigation during the past decade has not been particularly beneficial for the laser industry or for Patlex, nor has it done much to resolve the underlying issues. It is time for the laser industry to close ranks and deal with the Gould patent issue in a coordinated, cooperative manner. It may be that the industry should throw its combined resources into aggressive litigation to defeat the patents, or it may be more constructive to negotiate a settlement with Patlex. Whichever course of action is more appropriate, the LAA's crucial role will be to coordinate the industry so it can act with its full political and economic power.

INTERNATIONAL STANDARDS

Another issue concerns international standards. The International Electrotechnical Committee (IEC), established in 1904, suggests standards for electrical equipment to legislative bodies around the world. In many countries, these suggestions become the law of the land with little or no

                                    COMMENT

modification. The committee is currently drawing up standards for radiation safety, electrical safety, and radiation measurement of lasers and laser systems. All European countries are likely to adopt these standards, and Japan almost certainly will. Perhaps half the lasers and systems manufactured in the U.S. are exported, so any significant divergence between new IEC standards and existing U.S. standards would adversely impact U.S. manufacturers.

        Dr. Gerry Glen of the LAA acts as Secretariat for the technical committee of IEC that formulates laser standards. The Secretariat is jointly supported this year by the LIA and the LAA; in future years the LAA alone will support this important office, through which it will be able to represent the views of U.S. laser manufacturers and influence worldwide product standards.

THE EXPORT QUESTION

Few if any laser manufacturers have not had puzzling and frustrating experiences with export regulations, and most feel they lose sales and have to bear unnecessary legal costs because of unjustifiable export control. For example, if a KTP crystal is imported from Italy and built into a laser, the laser cannot be exported to Italy because it contains the KTP crystal, which is on the restricted list for export.

        The LAA has already tried to reduce the number of snafus during customs inspections by holding a series of classes for U.S. Customs officials to explain how current law applies to lasers now being exported. The classes were very well received and may be repeated.

        To address the current export law itself, the LAA will obtain membership on the Department of Commerce's Electronic Instrumentation Technical Advisory Committee (EITAC). This committee, composed of members of the electronics industries and government officials, is charged with advising the Commerce Department and other federal agencies on matters pertaining to export regulation. The advice of EITAC can and often does have significant effect on legislation.

        The LAA may also elect to maintain a permanent presence in Washington by appointing a lobbying firm to monitor daily activities in legislative committees and regulatory agencies and keep the association posted on developments that could impact the laser industry. A lobbying firm would also arrange meetings between industry leaders and government officials and, in general, reduce the "impedance mismatch" between the laser industry and the Washington bureaucracy.

GATHERING MARKET DATA

Many trade associations monitor the sales within their industries and make data available to financial analysts, journalists, investors, and the public.
Except for the annual reviews published by this magazine and others, a few data are available about the size and nature of the worldwide market for lasers and laser systems. The information published in the reviews is gathered from individual laser companies, which are frequently reluctant to divulge exact sales data.

        The industry as a whole would benefit if accurate sales data were widely available. Stockholders, venture capitalists, and other investors are more willing to invest in a business field if its broad financial outlines are generally known. Buyers and users are more willing to purchase equipment from an industry mature enough to be accurately analyzed. Most important, the laser industry can operate more profitably and efficiently if it understands itself and its financial dimensions. The LAA could provide accurate, industry-wide sales data by accepting and compiling confidential sales figures from its members.

NEW MEMBERS WELCOME

The LAA seeks the support of all U.S. companies that manufacture lasers and associated equipment. In this formative period, the officers and staff need advice and opinions from the laser community about which issues to pursue first. Membership fees are based on company revenue and range from $500 to $5000. The fees are substantial, but they accurately reflect the magnitude of the tasks before the association.

        The LAA has already made great strides in improving the business environment for manufacturers in this country, but many tasks remain. We invite your participation.

CORPORATE MEMBERSHIP

Apollo Lasers                          Laser Focus
Allied                                 Laser Machining
Burleigh Instruments                   Laser Mechanisms
Cascade Optical Coating                Laser Photonics
Codman & Shurtleff                     Laser Power Optics
Coherent                               Laser Science
Continental Laser                      Lasers & Optronics
Cryogenic Rare Gas                     Laurin Publishing
CVD                                    Lumonics
Diaguide                               Melles Griot
Directed Energy                        MIRA
EG&G                                   Newport
ESI                                    Omnichrome
Image Engineering                      Oriel
Institute of Applied Laser Surgery     Quantrad
Kontes Glass                           Quantronix
Koppers                                Qustek
Laakmann Electro-Optical               S.E. Huffman
Labsphere                              Spectra-Physics
Lambda-Physik                          Synrad
Lasermetrics                           Two-Six
                                       Wilson Ventures

                              BUSINESS NEWS/LASERS

LAA OUTLINES AGENDA

        AT O-E/Lase '87 in Los Angeles, the board of trustees of the Laser Association of America (LAA) outlined key issues the group will be addressing in coming months. Consolidation of trade shows, export regulations, and international standards were all identified by the board as issues of importance to the laser industry trade group. The board also approved the appointment of well-known industry observer, consultant, lecturer, and author C. Breck Hitz as executive director of the LAA.

        At the January 12 meeting, the board reaffirmed the position of the LAA to "strongly support the consolidation of trade shows and to discourage trade show proliferation at the expense of its membership and at the expense of the attendees," Len DeBenedictis, LAA president, said.

        The board also identified the need for the LAA to be neutral in its relationships with the various industry technical societies. According to DeBenedictis, the laser trade group will avoid sponsorship of conferences, trade shows, or other activities unless the specific needs of LAA members would be served by such a sponsorship or a sponsorship was necessary to bring about trade show consolidation.

        A proposal to fund half of the cost necessary to support U.S. representation on the International Electro-technical Commission (IEC) on the International Electro-technical Commission (IEC) was approved by the trustees. The IEC/TC 76 secretariat will establish international standards for the use of lasers and equipment incorporating lasers. LAA representation was deemed necessary to protect U.S. laser industry interests.

        The LAA will host a seminar on this matter for members and prospective members at CLEO in Baltimore, Md., on April 29.

        The board also identified the need for a permanent representative on the Technical Advisory Committee to the Commerce Department to have a stronger voice in export regulations.

- --------------------------------------------------------------------------------

COMPACT 5-kW CO2 LASER DEVELOPED

        A 5-kW CO2 laser developed by the Department of Electronic and Electrical Engineering at the Loughborough University of Technology in the English Midlands is claimed to be the most compact in its class.

        The university is now seeking licensees to manufacture the laser or enter into joint venture agreements for the further development of the design.

        The university evolved a multiple discharge system to produce a laser head weighing about 100 kg--light enough to be lifted by two men. According to sources, the head is said to have a volume about a tenth of that of a conventional 5-kW CO2 laser head. The discharge length of the unit is 600 mm. No folding is employed, but is believed that folding could be used to make 10-kW and 20-kW versions that would occupy little extra space.

        Cutting, welding, and heat treatment of metals in the aerospace and automotive industries are expected to be the main applications of the laser.

        The new design is expected to be more economical to manufacture than conventional 5-kW systems.

- --------------------------------------------------------------------------------

MARKET MANEUVERS COULD HAVE BIG IMPACT ON U.S. FIRMS IN JAPAN

        In a move that could have a significant effect on several major U.S. laser manufacturers, effective January 30, three principals of the large Japanese firm Leonix, together with other employees, left Leonix to form a new representative/distribution firm to be known as Autex. Based in Tokyo, the firm will represent manufacturers of small argonion and He-Ne lasers, large Nd:YAG lasers, and optical components.

        Among the companies moving with Autex is Uniphase Corp., Sunnyvale, Calif., with the likely addition of Quantel and other laser manufacturers.

        Autex principals Ohta, Fukui, and Kurosawa are said to have been largely responsible for the rapid growth of Leonix. They are also said to have been responsible for about 70 to 80% of the overall Leonix business.

        Leonix client companies likely to be affected by the formation of Autex include Cooper LaserSonics, Lumonics, JK Lasers, Candela, and Quantronix.

        The pricing of U.S. products in the Japanese market, and the resulting gain or loss of sales in Japan, is a likely motivator behind the move. Japanese representative companies generally have not readjusted prices in Japan for new currency rates on the international markets, attempting instead to maximize profits on U.S. products in Japan. New start-ups such as Autex can position themselves to take advantage of the start of the fiscal year in Japan--and entice purchasing agents to buy client products--by passing on lower prices to customers.

- --------------------------------------------------------------------------------

COURT LIFTS STAY IN PATLEX PATENT DISPUTE

        The U.S. District Court in Orlando, Fla., lifted a stay imposed in October 1982 in the patent infringement case brought by Patlex Corp., Chatsworth, Calif., against Control Laser Corp., Orlando.

        The action resulted from the September 26, 1986, ruling by the Board of Appeals of the U.S. Patent and Trademark Office confirming the patentability of the Gordon Gould Optically Pumped Laser Patent.

        Patlex Chairman Richard Samuel said the lifting of the stay enables Patlex to pursue royalty collection rights from Control dating to 1977. The company also plans to go forward in requesting that other stays be lifted.

- -----------
Laser industry news is written and compiled by Barbara H. Akerley, associate editor of LF/E-O and editor of Laser Report.

                               POSTDEADLINE NEWS

GOULD OBTAINS PATENT AFTER 30-YEAR STRUGGLE

        Gordon Gould, vice chairman of Patlex Corp., Chatsworth, Calif., has received U.S. Patent #4704583 for his gas discharge laser. He patent covers a significant percentage of the lasers in use in the U.S. Dated Nov. 3, 1987, it expires in 2004.

           Gould is said to have conceived the idea for the gas discharge laser in 1957 while a graduate student at Columbia University in New York. He did not apply for a patent at that time due to a misunderstanding of patent law.

           Gould's subsequent 30-year battle to obtain a patent finally was successful, and he will now be able to collect royalties and to license the use of his patent. Gould also holds the patent for the optically pumped laser, issued to him in 1977.

           Patlex owns 64% of the interests in the Gould patents. Gould himself has a 20% interest in the income rights.

PATLEX TAKES CONTROL OF CONTROL LASER

        Patlex Corp., Chatsworth, Calif., entered an agreement with Control Laser Corp., Orlando, Fla., in settlement of the damages awarded from a patent infringement suit by Patlex. A Federal court jury last month returned a verdict finding that Control Laser had infringed on the patent for the optically pumped laser developed by Gordon Gould, vice chairman and chief scientist of Patlex.

           Under terms of the agreement, Control Laser will pay Patlex a 5% royalty for optically pumped lasers. The company will also pay Patlex $2.5 million for past damages, to be fulfilled through a convertible debenture and stock warrants. Topping it all off, the settlement provides for a change in the board of directors with Patlex gaining voting control over the company.

DO-IT-YOURSELF PRODUCT TREND COMES TO CPM DYE LASERS

        A new company in the Rochester, N.Y., area, Clark Instrumentation Inc., will sell femtosecond-dye-laser kits. Each kit will contain instructions and parts needed to make a laser that operates as a colliding-pulse mode-locked (CPM) device. Typical performance figures for the laser include pulse-widths below 100 fs and more than 10 mW of average output power, when 4 W of argon-laser power pumps the dye.

           The kit-marketing approach is the brainchild of company founder Bill Clark. Clark, formerly technical director at Newport Corp., designed the laser using Newport components in collaboration with Frank Wise, a graduate student in C.L. Tang's group at Cornell University. Newport demonstrated the laser in operation at the 1987 Conference on Lasers and Electro-Optics (see the June 1987 LF/E-O, p. 8).

           Clark will assemble kits in his Pittsford, N.Y., headquarters. He says that he intends to ship the first kit in January 1988.

ION LASER POWER CLIMBS

        Coherent Laser Products Div., Palo Alto, Calif., has announced a 25% increase in the specified visible power from its largest argon-ion laser, the Innova 100. The new Innova 100X25 provides 25 W of visible (multiline) output. A second new model, the Innova UVE25/5, offers 25 W in the visible and 5 W in the ultraviolet (UV).

           Coherent ion-laser product manager Peter Fletcher says that this is the first real increase in visible-power specification since 1979, when the 20-W ion laser was introduced. (For a short time, another company advertised a 30-W ion laser.) According to Fletcher, the power increase has resulted from

                              BUSINESS NEWS/LASERS

are small, often with revenues of under $10 million, and several have a shabby history of profitability. "It was difficult enough for small laser vendors to make money in the days when all they had to do was ship lasers to scientists," says Lawrence Gasman, project manager for the IRD report. "But in today's multiapplications market, things are getting tougher."

    IRD predicts that laser companies will have to specialize to survive, and that smaller laser companies that can find neither a niche market nor a purchaser will disappear.

    Several companies that now buy lasers from outside suppliers are the giants of the electronics and telecommunications industries. "Some of the companies in these two industries could buy a laser company with petty cash," says Gasman.

    IRD believes the greater marketing and distribution resources available to large nonlaser based vendors represent a serious threat to independent laser companies.

- ------------------------------------------------

PATLEX SIGNS ROYALTY
AGREEMENTS WITH FIVE
MAJOR FIRMS

Patlex Corp., Chatsworth, Calif., signed agreements with five major firms for the use of laser technologies patented by Dr. Gordon Gould. Patlex has a 64% interest in the Gould patents.

    Four new agreements cover laser use by Eastman Kodak Co., Amdahl Corp., Chrysler Corp., and EverReady Battery Co. The fifth agreement authorizes Union Carbide Corp. to manufacture and sell laser rods to laser manufacturers.

    The Kodak agreement is the first license awarded for use with compact or laser disks and calls for a royalty of one cent per disk to be paid to Patlex. Possible applications may include use by Kodak's Verbatim subsidiary, which is reportedly entering the disk market.

    In addition to the disk royalty agreement, Kodak will pay Patlex a royalty of 5% on laser sales, royalty payments totaling $235,000 for internal company use of lasers, and an additional $280,000 or 6% on future purchases of lasers from unlicensed manufacturers.

- ---------------------------------------

MARKET CLARIFICATION

The October 1987 issue of LF/E-O presented, without comment, Frost & Sullivan figures on the commercial and industrial laser market. We want to make it clear that those figures are not endorsed by us. In fact, our reading of the market differs in several important respects from that of Frost & Sullivan, as will be clear with the publication of our January 1988 Annual Laser Market Review and Forecast -- Ed.

- ---------------------------------------

Lasers and optics business news is written and complied by David Kales, business editor of LF/E-O and editor of Laser Report.

[ADVERTISEMENT]

                               POSTDEADLINE NEWS

        sensitized Nd:GSGG device with flashlamp pumping that provides up to 10 W of average power. Projected lamp lifetime is 3000 hrs. Other new lasers included a green diode-pumped Nd:YAG laser from Adlas, Lubeck, F.R.G.; an industrial excimer laser from Technolas Lasertechnik, Grafelfing, F.R.G.; and a deep-UV (275- to 300- nm) ion laser from Spectra-Physics, Mountain View, Calif.

        Laser 87 was combined with optoelectronics and microwave exhibitions. The organizers report a 70% increase in the number of exhibitors (to
        440) and 37% increase in the number of visitors (to 11,000) in comparison with the 1985 event.

FIBER-DELIVERED YAG PULSES SHATTER KIDNEY STONES

        Several companies at the 7th Congress of the International Society for Laser Surgery and Medicine announced development of YAG laser systems for removing kidney stones and gallstones. The congress took place June 22-26 in Munich, F.R.G., with Laser 87.

           Karl Storz, Tuttlingen, F.R.G., and Meditec, Heroldsberg, F.R.G., joined forces to create "Calculas," a Nd:YAG-laser lithotropsy system. Priced at about $100,000, this instrument uses a quartz fiber 600 um in diameter to deliver 30-50 mJ of energy to the stones in 5- to 20-ns pulses.

           Other YAG lithotropsy systems are under development by Lasag, Thun, Switzerland, and MBB-Medizintechnik, Munich, F.R.G. The Lasag system utilizes millisecond-length 0.5- to 2-J pulses, which can be delivered through fibers only 200 um in diameter.

           For more on new technology at this congress, see the Aug. 1987 Medical Laser Industry Report, published by Laser Focus/PennWell.

LUMONICS WILL ACQUIRE LASERDYNE

        Lumonics Inc., Kanata, Ontario, signed an agreement with DataCard Corp., Minneapolis, Minn., to acquire its wholly owned subsidiary, Laserdyne Corp., Eden Prairie, Minn. Price of the acquisition has not been determined yet.

           Laserdyne, which employs 40 people, has sales of about $5 million. The company develops, manufactures, and sells multiaxis, computer-controlled laser-material-processing systems. Laserdyne also operates an in-house laser machining center.

           This acquisition should strengthen Lumonic's position as a supplier of industrial lasers and systems for material processing.

HIGHER COURT AFFIRMS DECISION FAVORING PATLEX

        The U.S. Court of Appeals for the Federal Circuit affirmed a lower court's decision that Gordon Gould is legally entitled to a patent for gas-discharge laser amplifiers. For Patlex Corp., Chatsworth, Calif., which is exclusive licensing agent for the Gould Patent Properties and holds a 64% income interest in them, the decision was a big win. The gas-discharge patent, when coupled with the Gould patent for the Optically Pumped Laser Amplifier, covers over 85% of the laser devices used in the U.S. in a market of over $500 million yearly. Patlex now is assured a substantial royalty stream.

LIA AND LEOS PLAN POSSIBLE MERGER

        Representatives of the Laser Institute of America (LIA) and the IEEE Lasers & Electro-Optics Society (LEOS) discussed a possible merger in a June 18 meeting in Los Angeles, Calif. An ad hoc

                            CYMER LASER TECHNOLOGIES

                   3.23     Environmental Compliance Matters

We are currently storing acetone, methanol, isopropyl alcohol, paint thinner and other common cleaning agents in quantities less than four gallons each. All our cleaning agents are stored in a safety cabinet meeting National Fire Protection Association Flammable and Combustible Liquid Code #30 and OSHA requirements #'s 3W208, 3W209 and 3W313.

We are also storing compressed gas cylinders used in the testing and manufacture of gas lasers. Our cylinders are stored in an upright secure manner.

                            CYMER LASER TECHNOLOGIES
                           Schedule 14.7 - Addresses


Cymer Laser Technologies
7887 Dunbrook Road
San Diego, California 92126
Attn:    Mr. Martin B. Pedley

Allsop Venture Partners
8700 Monrovia
Suite 212
Lenexa, KS 66215
Attn: Mr. Michael J. Meyer

Shintech Incorporated
c/o K-Sun, Inc.
24 Greenway Plaza
Suite 811
Houston, TX 77046
Attn: Mr. M. Miyajima


WS Investments
Two Palo Alto Square
Suite 900
Palo Alto, CA 94306
Attn:  Henry P. Massey, Jr., Esq.

Weeden Capital Partners, L.P.
180 Maiden Lane
New York, New York 10038
Attn:  Mr. Thomas L. Flaherty

                           Schedule 14.7 - Addresses
                                  (continued)




Clearwater Ventures
180 Maiden Lane
New York, New York 10038
Attn:  Mr. Thomas L. Flaherty


Ventana Growth Fund II, L.P.
1660 Hotel Circle North, Suite 730
San Diego, California 92108
Attn:  Mr. Duwaine Townsen


Interven II, L.P.
333 South Grand Avenue Suite 4050
Los Angeles, California 90071
Attn:  Mr. Kenneth M. Deemer


Larry Hyland
2168 Potomac River Court
Rancho Cordova, California 95670


Utpal Sengupta
General Manager
Hotel Shangrila
Lazimpath
Kathmandu, Nepal


Robert P. Atkins
Stuart Anderson
Martin B. Pedley
Richard L. Sandstrom
Uday Sengupta
c/o Cymer Laser Technologies
7887 Dunbrook Road, Suite H
San Diego, CA 92126

                           Schedule 14.7 - Addresses
                                  (continued)




C. Ian Sym-Smith
Convergences Gestion
Fredrik C. Schreuder
c/o Ventana Growth Fund II, L.P.
1660 Hotel Circle North, Suite 730
San Diego, California 92108
Attn:    Mr. Duwaine Townsen


Charles E. Sporck
chairman
National Semiconductor
1090 Kifer Road
Sunnyvale, CA 94086

Interven Ventures 1987
333 South Grand Avenue
Suite 4050
Los Angeles, CA 90071
Attn: Mr. Kenneth M. Deemer

Henry P. Massey, Jr.
c/o Wilson, Sonsini,
Goodrich & Rosati
Two Palo Alto Square, Suite 900
Palo Alto, CA 94306

                                   EXHIBIT A


                                   See Tab 3

                                      for

                       Restated Articles of Incorporation
                  As filed with the office of the Secretary of
                                     State

                                   EXHIBIT B



                                     BYLAWS

                                       OF

                            CYMER LASER TECHNOLOGIES

                                   BYLAWS OF

                            CYMER LASER TECHNOLOGIES

                               TABLE OF CONTENTS

                                                                                                         Page
ARTICLE I -- CORPORATE OFFICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.1    PRINCIPAL OFFICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2    OTHER OFFICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II -- MEETINGS OF SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         2.1    PLACE OF MEETINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.2    ANNUAL MEETING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.3    SPECIAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.4    NOTICE OF SHAREHOLDERS' MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.5    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE  . . . . . . . . . . . . . . . . . . . . . . . 3
         2.6    QUORUM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.7    ADJOURNED MEETING; NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.8    VOTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.9    VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT . . . . . . . . . . . . . . . . . . . . . 5
         2.10   SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT
                  A MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.11   RECORD DATE FOR SHAREHOLDER NOTICE; VOTING;
                  GIVING CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.12   PROXIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.13   INSPECTORS OF ELECTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

   ARTICLE III -- DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         3.1     POWERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.2     NUMBER OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.3     ELECTION AND TERM OF OFFICE OF DIRECTORS   . . . . . . . . . . . . . . . . . . . . . . .  10
         3.4     RESIGNATION AND VACANCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.5     PLACE OF MEETINGS; MEETINGS BY TELEPHONE   . . . . . . . . . . . . . . . . . . . . . . .  11
         3.6     REGULAR MEETINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.7     SPECIAL MEETINGS; NOTICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.8     QUORUM   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.9     WAIVER OF NOTICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.10    ADJOURNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.11    NOTICE OF ADJOURNMENT    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.12    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING .  . . . . . . . . . . . . . . . . . .  13
         3.13    FEES AND COMPENSATION OF DIRECTORS   . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.14    APPROVAL OF LOANS TO OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                               TABLE OF CONTENTS

                                  (Continued)

                                                                                                           Page
ARTICLE IV -- COMMITTEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         4.1    COMMITTEES OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.2    MEETINGS AND ACTION OF COMMITTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE V -- OFFICERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         5.1    OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.2    ELECTION OF OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.3    SUBORDINATE OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.4    REMOVAL AND RESIGNATION OF OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.5    VACANCIES IN OFFICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         5.6    CHAIRMAN OF THE BOARD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         5.7    PRESIDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         5.8    VICE PRESIDENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         5.9    SECRETARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.10   CHIEF FINANCIAL OFFICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE VI -- INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES, AND OTHER AGENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         6.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . .  18
         6.2    INDEMNIFICATION OF OTHERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE VII -- RECORDS AND REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         7.1    MAINTENANCE AND INSPECTION OF SHARE REGISTER  . . . . . . . . . . . . . . . . . . . . . . .  19
         7.2    MAINTENANCE AND INSPECTION OF BYLAWS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         7.3    MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS . . . . . . . . . . . . . . . . . . .  20
         7.4    INSPECTION BY DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         7.5    ANNUAL REPORT TO SHAREHOLDERS; WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         7.6    FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         7.7    REPRESENTATION OF SHARES OF OTHER CORPORATIONS... . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE VIII -- GENERAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         8.1    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING . . . . . . . . . . . . . . . . . . .  22
         8.2    CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.3    CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED . . . . . . . . . . . . . . . . . . . . .  22
         8.4    CERTIFICATES FOR SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                               TABLE OF CONTENTS

                                  (Continued)

                                                                                                                             Page
       8.5  LOST CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
       8.6  CONSTRUCTION; DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE IX -- AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

       9.1  AMENDMENT BY SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
       9.2  AMENDMENT BY DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                                     BYLAWS

                                       OF

                            CYMER LASER TECHNOLOGIES

                                   ARTICLE I


                               CORPORATE OFFICES

         1.1     PRINCIPAL OFFICE

         The board of directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside such state and the corporation has one or more business offices in such state, then the board of directors shall fix and designate a principal business office in the State of California.

         1.2     OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         2.1     PLACE OF MEETINGS

         Meetings of shareholders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

         2.2     ANNUAL MEETING

         The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of shareholders shall be held on the first Friday of May in each year at 2:00 p.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

         2.3     SPECIAL MEETING

         A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

         If a special meeting is called by any person or persons other than the board of directors or the president or the chairman of the board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five
(35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

         2.4     NOTICE OF SHAREHOLDERS' MEETINGS

         All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders (but subject to the provisions of the next paragraph of this Section 2.4 any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

         If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California (the "Code"), (ii) an amendment of the articles of incorporation, pursuant to
Section 902 of the Code, (iii) a reorganization of the corporation, pursuant to
Section 1201 of the Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of the Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, then the notice shall also state the general nature of that proposal.

         2.5     MANNER OF GIVING NOTICE: AFFIDAVIT OF NOTICE

         Written notice of any meeting of shareholders shall be given either
(i) personally or (ii) by first-class mail or (iii) by third-class mail but only if the corporation has outstanding shares held of record by five hundred
(500) or more persons (determined as provided in section 605 of the Code) on the record date for the shareholders' meeting, or (iv) by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

         An affidavit of the mailing or other means of giving any notice of any shareholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

         2.6     QUORUM

         The presence in person or by proxy of the holders of a majority of the shares entitled to vote thereat constitutes a quorum for the transaction of business at all meetings of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         2.7     ADJOURNED MEETING: NOTICE

         Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.6 of these bylaws.

         When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, if a new record date for the adjourned meeting is fixed or if the adjournment is for more than forty-five (45) days from the date set for the original meeting, then notice of the adjourned meeting shall be given. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

         2.8     VOTING

         The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 702 through 704 of the Code (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership).

         The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder at the meeting and before the voting has begun.

         Except as provided in the last paragraph of this Section 2.8, or as may be otherwise provided in the articles of incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of the shareholders. Any shareholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares which the shareholder is entitled to vote.

         If a quorum is present, the affirmative vote of the majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or a vote by classes is required by the Code or by the articles of incorporation.

         At a shareholders' meeting at which directors are to be elected, a shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) if the candidates' names have been placed in nomination prior to commencement of the voting and the shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled or (ii) by distributing the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

         2.9     VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT

         The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of these bylaws, the waiver of notice or consent or approval shall state the general nature of the proposal. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Code to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

         2.10    SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

         In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors. However, a director may be elected at any time to fill any vacancy on the board of directors, provided that it was not created by removal of a director and that it has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors.

         All such consents shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares, or a personal representative of the shareholder, or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

         If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders has not been received, then the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. Such notice shall be given to those shareholders entitled to vote who have not consented in writing and shall be given in the manner specified in Section 2.5 of these bylaws. In the case of approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) indemnification of a corporate "agent," pursuant to Section 317 of the Code,
(iii) a reorganization of the corporation, pursuant to Section 1201 of the Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

         2.11    RECORD DATE FOR SHAREHOLDER NOTICE; VOTING; GIVING CONSENTS

         For purposes of determining the shareholders entitled to notice of any meeting or to vote thereat or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in such event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Code.

         If the board of directors does not so fix a record date:

                 (a) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

                 (b) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action by the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

         The record date for any other purpose shall be as provided in Article VIII of these bylaws.

         2.12    PROXIES

         Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) the person who executed the proxy revokes it prior to the time of voting by delivering a writing to the corporation stating that the proxy is revoked or by executing a subsequent proxy and presenting it to the meeting or by voting in person at the meeting, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Code.

         2.13    INSPECTORS OF ELECTION

         Before any meeting of shareholders, the board of directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment. If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more shareholders or proxies, then the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

         Such inspectors shall:

                 (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

                 (b)      receive votes, ballots or consents;

                 (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

                 (d)      count and tabulate all votes or consents;

                 (e)      determine when the polls shall close;

                 (f)      determine the result; and

                 (g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                  ARTICLE III

                                   DIRECTORS

         3.1     POWERS

         Subject to the provisions of the Code and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2     NUMBER OF DIRECTORS

         The number of directors of the corporation shall be not less than three (3) nor more than five (5). The exact number of directors shall be five
(5) until changed, within the limits specified above, by a bylaw amending this
Section 3.2, duly adopted by the board of directors or by the shareholders.
The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1).

         No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.3     ELECTION AND TERM OF OFFICE OF DIRECTORS

         Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         3.4     RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote thereon. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

         A vacancy or vacancies in the board of directors shall be deemed to exist (i) in the event of the death, resignation or removal of any director,
(ii) if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, (iii) if the authorized number of directors is increased, or (iv) if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be elected at that meeting.

         The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election other than to fill a vacancy created by removal, if by written consent, shall require the consent of the holders of a majority of the outstanding shares entitled to vote thereon.

         3.5     PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

         3.6     REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors.

         3.7     SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         3.8     QUORUM

         A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in
Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 310 of the Code (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of the Code (as to appointment of committees), Section 317(e) of the Code (as to indemnification of directors), the articles of incorporation, and other applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9     WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

         3.10    ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

         3.11    NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these bylaws, to the directors who were not present at the time of the adjournment.

         3.12    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

         3.13    FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         3.14    APPROVAL OF LOANS TO OFFICERS*

         The corporation may, upon the approval of the board of directors alone, make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or subsidiary, whether or not a director, or adopt an employee benefit plan or plans authorizing such loans or guaranties provided that (i) the board of directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation, (ii) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the Code) on the date of approval by the board of directors, and (iii) the approval of the board of directors is by a vote sufficient without counting the vote of any interested director or directors.


                                   ARTICLE IV

                                   COMMITTEES

         4.1     COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to



______________________________

* This section is effective only if it has been approved by the shareholders in accordance with Sections 315(b) and 152 of the Code.

serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

                 (a) the approval of any action which, under the Code, also requires shareholders' approval or approval of the outstanding shares;

                 (b) the filling of vacancies on the board of directors or in any committee;

                 (c) the fixing of compensation of the directors for serving on the board or any committee;

                 (d) the amendment or repeal of these bylaws or the adoption of new bylaws;

                 (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

                 (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

                 (g) the appointment of any other committees of the board of directors or the members of such committees.

         4.2     MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws,
Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and
Section 3.12 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                   ARTICLE V

                                    OFFICERS

         5.1     OFFICERS

         The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section
5.3 of these bylaws.  Any number of offices may be held by  the same person.

         5.2     ELECTION OF OFFICERS

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

         5.3     SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         5.4     REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effec-tive. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         5.5     VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

         5.6     CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

         5.7     PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

         5.8     VICE PRESIDENTS

         In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

         5.9     SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.10    CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                                AND OTHER AGENTS

         6.1     INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the Code, indemnify each of its directors and officers against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation,
(ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         6.2     INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the extent and in the manner permitted by the Code, to indemnify each of its employees and agents (other than directors and officers) against expenses (as defined in Section 317(a) of the Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the code), arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

                                  ARTICLE VII

                              RECORDS AND REPORTS

         7.1     MAINTENANCE AND INSPECTION OF SHARE REGISTER

         The corporation shall keep either at its principal executive office or at the office of its transfer agent or registrar (if either be appointed), as determined by resolution of the board of directors, a record of its shareholders listing the names and addresses of all shareholders and the number and class of shares held by each shareholder.

         A shareholder or shareholders of the corporation who holds at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who holds at least one percent (1%) of such voting shares and has filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors, may (i) inspect and copy the records of shareholders' names, addresses, and shareholdings during usual business hours on five (5) days' prior written demand on the corporation, (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the names and addresses of the shareholders who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. Such list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or five (5) days after the date specified in the demand as the date as of which the list is to be compiled.

         The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate.

         Any inspection and copying under this Section 7.1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

         7.2     MAINTENANCE AND INSPECTION OF BYLAWS

         The corporation shall keep at its principal executive office or, if its principal executive office is not in the State of California, at its principal business office in California the original or a copy of these bylaws as amended to date, which bylaws shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the cor-poration is outside the State of California and the corporation has no principal business office in such state, then the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of these bylaws as amended to date.

         7.3     MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS

         The accounting books and records and the minutes of proceedings of the shareholders, of the board of directors, and of any committee or committees of the board of directors shall be kept at such place or places as are designated by the board of directors or, in absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

         The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

         7.4     INSPECTION BY DIRECTORS

         Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind as well as the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney. The right of inspection includes the right to copy and make extracts of documents.

         7.5     ANNUAL REPORT TO SHAREHOLDERS; WAIVER

         The board of directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. Such report shall be sent at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in Section 2.5 of these bylaws for giving notice to shareholders of the corporation.

         The annual report shall contain (i) a balance sheet as of the end of the fiscal year, (ii) an income statement, (iii) a statement of changes in financial position for the fiscal year, and (iv) any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

         The foregoing requirement of an annual report shall be waived so long as the shares of the corporation are held by fewer than one hundred (100) holders of record.

         7.6     FINANCIAL STATEMENTS

         If no annual report for the fiscal year has been sent to shareholders, then the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail to the person making the request, within thirty (30) days thereafter, a copy of a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year.

         If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and for a balance sheet of the corporation as of the end of that period, then the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, the statements referred to in the first paragraph of this Section 7.6 shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

         The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or by the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

         7.7     REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                GENERAL MATTERS

         8.1     RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Code.

         If the board of directors does not so fix a record date, then the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

         8.2     CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

       From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.3     CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

         The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.4     CERTIFICATES FOR SHARES

         A certificate or certificates for shares of the corporation shall be issued to each shareholder when any of such shares are fully paid. The board of directors may authorize the issuance of certificates for shares partly paid provided that these certificates shall state the total amount of the consideration to be paid for them and the amount actually paid. All certificates shall be signed in the name of the corporation by the chairman of the board or the vice chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile.

         In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate ceases to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.


         8.5     LOST CERTIFICATES

         Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         8.6     CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Code shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

         9.1     AMENDMENT BY SHAREHOLDERS

         New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, then the authorized number of directors may be changed only by an amendment of the articles of incorporation.

         9.2     AMENDMENT BY DIRECTORS

         Subject to the rights of the shareholders as provided in Section 9.1 of these bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors (except to fix the authorized number of directors pursuant to a bylaw providing for a variable number of directors), may be adopted, amended or repealed by the board of directors.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                            CYMER LASER TECHNOLOGIES


                      Certificate by Secretary of Adoption by Shareholders' vote



         The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of CYMER Laser Technologies and that the foregoing Bylaws, comprising twenty-three (23) pages, were adopted by the shareholders of the corporation by a Written Consent effective as of _________________ 19_________.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this ______ day of _______________________ , 19___.



                                                  ______________________________
                                                     Martin B. Pedley, Secretary